Exhibit 10.2

Execution Version

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY (this “Amendment”), is made and entered into as of December 13, 2012, by and among AARON’S, INC., a Georgia corporation (“Sponsor”), each of the lending institutions listed on the signature pages hereto (such lenders, the “Participants”) and SUNTRUST BANK, a banking corporation organized and existing under the laws of Georgia having its principal office in Atlanta, Georgia, as Servicer (in such capacity, the “Servicer”).

WITNESSETH:

WHEREAS, the Sponsor, the Participants and the Servicer are parties to a certain Second Amended and Restated Loan Facility Agreement and Guaranty, dated as of June 18, 2010, as amended by that certain First Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of March 31, 2011, by that certain Second Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of May 18, 2011, by that certain Third Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of July 1, 2011 and by that certain Fourth Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of May 16, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Facility Agreement), pursuant to which the Participants have made certain financial accommodations available to the Sponsor;

WHEREAS, the Sponsor has requested that the Participants and the Servicer amend certain provisions of the Loan Facility Agreement, and subject to the terms and conditions hereof, the Participants are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Sponsor, the Participants and the Servicer agree as follows:

1.           Amendments.

(a)   Section 1.1 of the Loan Facility Agreement is amended by (i) replacing the definitions of “Canadian Subfacility Amount”, “Change in Control”, “Defaulting Participant”, “Material Indebtedness”, “Participant Insolvency Event”, “Permitted Acquisition” and “Required Participants” in their entirety with the following definitions, (ii) by adding the following definitions of “Fifth Amendment Date”, “Material Subsidiary”, “2011 Note Agreement”, and (iii) by deleting the definition of the “Loudermilk Family”:

“Canadian Subfacility Amount” shall mean Cdn $50,000,000, as such amount may be reduced pursuant to Section 2.7, Section 2.9 or Article IX.

"Change in Control" shall mean the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Sponsor to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 33⅓ or more of the total voting power of shares of stock entitled to vote in the election of directors of the Sponsor; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Sponsor by Persons who were neither (i) nominated by the current board of directors or (ii) appointed by directors so nominated.

“Defaulting Participant” shall mean, at any time, subject to Section 2.17(b), (i) any Participant that has failed for two (2) or more Business Days to comply with its obligations under this Agreement to fund any Participant Funding (each a “funding obligation”), unless such Participant has notified the Servicer and the Sponsor in writing that such failure is the result of such Participant’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with any applicable Credit Event, will be specifically identified in such writing), (ii) any Participant that has notified the Servicer in writing, or has stated publicly, that it does not intend to comply with any such funding obligation hereunder, unless such writing or public statement states that such position is based on such Participant’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with any applicable Credit Event will be specifically identified in such writing or public statement), (iii) any Participant that has defaulted on its obligation to fund generally under any other loan agreement, credit agreement or other financing agreement, (iv) any Participant that has, for three (3) or more Business Days after written request of the Servicer or the Sponsor, failed to confirm in writing to the Servicer and the Sponsor that it will comply with its prospective funding obligations hereunder (provided that such Participant will cease to be a Defaulting Participant pursuant to this clause (iv) upon the Servicer’s and the Sponsor’s receipt of such written confirmation), or (v) any Participant with respect to which a Participant Insolvency Event has occurred and is continuing. Any determination by the Servicer that a Participant is a Defaulting Participant will be conclusive and binding, absent manifest error, and such Participant shall be deemed to be a Defaulting Participant (subject to Section 2.17(b)) upon notification of such determination by the Servicer to the Sponsor and the Participants.

“Fifth Amendment Date” shall mean December 13, 2012.

“Material Indebtedness” shall mean Indebtedness of any one or more of the Sponsor and the Subsidiaries in an aggregate principal amount exceeding $10,000,000.

“Material Subsidiary” means at any time any direct or indirect Subsidiary of the Sponsor having: (a) assets in an amount equal to at least 5% of the total assets of the Sponsor and its Subsidiaries determined on a consolidated basis as of the last day of the most recent fiscal quarter of the Sponsor at such time; or (b) revenues or net income in an amount equal to at least 5% of the total revenues or net income of the Sponsor and its Subsidiaries on a consolidated basis for the 12-month period ending on the last day of the most recent fiscal quarter of the Sponsor at such time

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“Participant Insolvency Event” shall mean that (i) a Participant or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) a Participant or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, custodian or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, has been appointed for such Participant or its Parent Company, or Participant or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, or (iii) a Participant or its Parent Company has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent; provided that, for the avoidance of doubt, a Participant Insolvency Event shall not be deemed to have occurred  solely by virtue of the ownership or acquisition of any equity interest in or control of a Participant or its Parent Company thereof by a Governmental Authority or an instrumentality thereof so long as such ownership or acquisition does not result in or provide such Participant with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Participant (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Participant.

“Permitted Acquisition” shall mean any Acquisition (whether foreign or domestic) so long as (a) immediately before and after giving effect to such Acquisition, no Default or Event of Default is in existence, (b) such Acquisition has been approved by the board of directors of the Person being acquired prior to any public announcement thereof, (c) to the extent such Acquisition is of a Person or Persons that are not organized in the United States and/or of all or substantially all of the assets of a Person located outside the United States and the aggregate EBITDA attributable to all Foreign Subsidiaries for the most recently ended twelve month period (giving pro forma effect to such Acquisition) exceeds twenty percent (20%) of Consolidated EBITDA for the most recently ended twelve month period, the Sponsor complies with Section 6.10(b) hereof and (d) immediately after giving effect to such Acquisition, the Sponsor and Subsidiaries will not be engaged in any business other than businesses of the type conducted by the Sponsor and its Subsidiaries on the Effective Date and businesses reasonably related thereto. As used herein, Acquisitions will be considered related Acquisitions if the sellers under such Acquisitions are the same Person or any Affiliate thereof.

“Required Participants” shall mean (x) at any time prior to termination of the Facility Commitment, Participants holding at least 51% of the sum of (A) the aggregate Funded Participations, plus (B) the Participant’s Unused Commitments, and (y) at any time on and after the termination of the Facility Commitment, Participants holding at least 51% of the aggregate outstanding Funded Participations at such time; provided however, that to the extent that any Participant is a Defaulting Participant, such Defaulting Participant and all of its Commitments, Funded Participations and Participant’s Unused Commitments shall be excluded for purposes of determining Required Participants.

"2011 Note Agreement" shall mean that certain Note Purchase Agreement, dated as of July 5, 2011, by an among Sponsor, the other Credit Parties party thereto, The Prudential Insurance Company of America and the other purchasers signatory thereto, as such Note Purchase Agreement may be amended, supplemented, restated, refinanced, replaced or otherwise modified from time to time in accordance with the terms of this Agreement.

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(b)          Section 1.2 of the Loan Facility Agreement is amended by replacing the final sentence of such Section in its entirety with the following:

“Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification Section 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Sponsor, any Guarantor or any Subsidiary thereof at “fair value”, as defined therein and (ii) for purposes of this Agreement, any change in GAAP requiring leases which were previously classified as operating leases to be treated as capitalized leases shall be disregarded and such leases shall continue to be treated as operating leases consistent with GAAP as in effect immediately before such change in GAAP became effective.”

(c)          Section 2.1(a) of the Loan Facility Agreement is amended by replacing the reference to “May 15, 2013” in subsection (a) of such Section with “December 12, 2013”.

(d)          Section 2.10 of the Loan Facility Agreement is amended by replacing subsections (a) and (b) of such Section in their entirety with the following:

(a)   Notwithstanding any other provision herein, if, by reason of (i) after the date hereof, the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation (which, for the avoidance of doubt, shall include, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued) or (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), any reserve (including any imposed by the Federal Reserve Board), special deposit or similar requirement (including a reserve, special deposit or similar requirement that takes the form of a tax) against assets of, deposits with or for the account of, or credit extended by, any Participant’s office through which it funds its obligations hereunder shall be imposed or deemed applicable or any other condition affecting its obligation to make or maintain its Funded Participation at a rate based upon the Adjusted US LIBO Rate or Adjusted Canadian LIBO Rate shall be imposed on any Participant or its office through which it funds its obligations hereunder or the interbank Eurodollar market; and as a result thereof there shall be any increase in the cost to such Participant of agreeing to make or making, funding or maintaining funds its obligations hereunder (except to the extent already included in the determination of the applicable Adjusted US LIBO Rate or Adjusted Canadian LIBO Rate), or there shall be a reduction in the amount received or receivable by that Participant or its office through which it funds its obligations hereunder, then the Sponsor shall from time to time, upon written notice from and demand by the Participant (with a copy of such notice and demand to the Servicer), pay to the Servicer for the account of that Participant within five Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify that Participant against such increased cost. A certificate as to the amount of such increased cost submitted to the Sponsor and the Servicer by that Participant, shall, except for manifest error, be final, conclusive and binding for all purposes.

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(b)   If while the Facility Commitment or any Loan Commitments are outstanding, any Participant (including any the Servicer) determines that the adoption of any law, rule or regulation regarding capital adequacy or capital maintenance (which, for the avoidance of doubt, shall include, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued), or any change in any of the foregoing or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or any lending office of such Participant) or any Participant’s holding company with any request or directive regarding capital adequacy or capital maintenance (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Participant’s capital or on the capital of such Participant’s holding company, if any, as a consequence of this Agreement, the Loan Documents or the purchases made by such Participant pursuant hereto to a level below that which such Participant or such Participant’s holding company could have achieved but for such adoption, change or compliance (taking into consideration such Participant’s policies and the policies of such Participant’s holding company with respect to capital adequacy) by an amount reasonably deemed by such Participant to be material, then from time to time, within 15 days after written demand by such Participant, the Sponsor pay to such Participant such additional amount or amounts as will compensate such Participant or such Participant’s holding company for such reduction. A certificate as to the amount of any such additional amount or amounts, submitted to the Sponsor and the Servicer by such Participant, shall, except for manifest error, be final, conclusive and binding for all purposes. For the avoidance of doubt, Participants may only make claims for compensation pursuant to this Section 2.10, to the extent such claims are a consequence of this Agreement, the Loan Documents or the purchases made by such Participant pursuant hereto.

(e)          Section 2.17 of the Loan Facility Agreement is amended by replacing paragraph (a)(1) of such Section in its entirety with the following:

(1)          the Participant’s Interest of such Defaulting Participant in the unfunded portion of outstanding Loan Commitments will, subject to the limitation in the proviso below, automatically be reallocated (effective no later than one (1) Business Day after the Servicer has actual knowledge that such Participant has become a Defaulting Participant) among the Non-Defaulting Participants pro rata in accordance with their respective Participant’s Interest (calculated as if the Defaulting Participant’s Participant’s Interest was reduced to zero and each Non-Defaulting Participant’s Participant’s Interest had been increased proportionately); provided that each Non-Defaulting Participant’s total Participant’s Interest may not in any event exceed the Participating Commitment of such Non-Defaulting Participant as in effect at the time of such reallocation; and

(f)          Section 2.17 of the Loan Facility Agreement is further amended by adding the following paragraph to the end of subsection (a) of such Section:

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provided that neither any such reallocation nor any payment by a Non-Defaulting Participant pursuant thereto nor any such Cash Collateralization or reduction will constitute a waiver or release of any claim the Servicer, the Sponsor or any other Participant may have against such Defaulting Participant or cause such Defaulting Participant to be a Non-Defaulting Participant.

(g)          Section 2.17 of the Loan Facility Agreement is further amended by replacing subsection (b) of such Section in its entirety with the following:

(b)          If the Sponsor and the Servicer agree in writing in their discretion that any Defaulting Participant has ceased to be a Defaulting Participant, the Servicer will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, the Participant’s Interest of the other Participants shall be readjusted to reflect the inclusion of such Participant’s Participant Commitment, and such Participant will purchase at par such portion of the Participant’s Interest of such other Participants in Loans outstanding under Loan Commitments and/or make such other adjustments as the Servicer may determine to be necessary to cause all Funded Participants in all outstanding Loans of the Participants to be on a pro rata basis in accordance with their respective Participant’s Interests, whereupon such Participant will cease to be a Defaulting Participant and will be a Non-Defaulting Participant (and such Funded Participant of each Participant will automatically be adjusted on a prospective basis to reflect the foregoing). If any cash collateral has been posted, the Servicer will promptly return such cash collateral to the Sponsor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Sponsor while such Participant was a Defaulting Participant; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Participant to Non-Defaulting Participant will constitute a waiver or release of any claim of any party hereunder arising from such Participant’s having been a Defaulting Participant

(h)        Sections 5.5 and 5.10 of the Loan Facility Agreement are amended by deleting all references to “$5,000,000” appearing therein and replacing said references with “$10,000,000”.

(i)          Section 6.1 of the Loan Facility Agreement is amended by adding the following sentence at the end of subsection (a) thereof:

It being agreed that the requirements of this subsection may be satisfied by the delivery of the applicable annual report on Form 10-K of Interface to the Securities and Exchange Commission to the extent that (i) it contains the foregoing information and (ii) it is delivered within the applicable time period noted herein and is available to the Participants on EDGAR.

(j)          Section 6.1 of the Loan Facility Agreement is further amended by adding the following sentence at the end of subsection (b) thereof:

It being agreed that the requirements of this subsection may be satisfied by the delivery of the applicable quarterly report on Form 10-Q of Interface to the Securities and Exchange Commission to the extent that (i) it contains the foregoing information and (ii) it is delivered within the applicable time period noted herein and is available to the Participants on EDGAR.

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(k)          Section 6.1 is further amended by replacing the reference in subsection (g) to “30 days” with “60 days”.

(l)          Section 6.2 of the Loan Facility Agreement is amended by deleting all references to “$2,500,000” appearing therein and replacing said references with “$5,000,000”.

(m)         Section 6.10 of the Loan Facility Agreement is amended by replacing subsection (b) of such Section in its entirety with the following:

(b)          The Sponsor may, after the Closing Date, acquire or form additional Foreign Subsidiaries. To the extent the aggregate EBITDA attributable to all Foreign Subsidiaries whose stock has not been pledged to secure the Guaranteed Obligations pursuant to this subsection for the most recently ended twelve month period exceeds twenty percent (20%) of Consolidated EBITDA for the most recently ended twelve month period (the “Foreign Pledge Date”), the Sponsor (i) shall notify the Servicer and the Participants thereof, (ii) subject to any required intercreditor arrangements entered into between the Servicer and the holders of the notes issued under the 2011 Note Agreement (or any representative thereof) in order to accomplish any required equal sharing of such pledged collateral pursuant to the terms of the 2011 Note Agreement, deliver stock certificates and related pledge agreements, in form satisfactory to a collateral agent acceptable to the Servicer, evidencing the pledge of 66% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of one or more Foreign Subsidiaries directly owned by the Sponsor or any Domestic Subsidiary to secure the Obligations to the extent necessary such that, after giving effect to such pledge, the EBITDA attributable to all Foreign Subsidiaries whose stock has not been pledged to secure the Guaranteed Obligations pursuant to this subsection for the most recently ended twelve month period does not exceed twenty percent, and (iii) cause such Foreign Subsidiary whose stock is pledged pursuant to the immediately preceding clause (ii) to deliver simultaneously therewith similar documents applicable to such Foreign Subsidiary described in Section 13.1 as reasonably requested by the Servicer; provided that in no event shall any such Foreign Subsidiary be required to join the Subsidiary Guarantee Agreement or otherwise to guarantee any of the Obligations. Upon the occurrence of the Foreign Pledge Date, the Sponsor will be required to comply with the terms of this Section 6.10(b) within thirty (30) days after any new Foreign Subsidiary is acquired or formed. Upon the occurrence of the Foreign Pledge Date and within a reasonable time thereafter, the Servicer shall enter into an intercreditor agreement, in form and substance satisfactory to the Required Participants, with all other creditors of the Sponsor having a similar covenant with the Sponsor.

(n)          Article VII of the Loan Facility Agreement is amended by adding the following paragraph to the end of such Article:

Upon the Sponsor’s delivery at any time on or after the date hereof of one or more executed amendments to the agreements governing all outstanding Private Placement Debt in form and substance satisfactory to the Servicer, which (i) remove the covenants governing the Total Adjusted Debt to Total Adjusted Capital Ratio of the Sponsor or its equivalent in such agreements then, so long as no Credit Event or Unmatured Credit Event has occurred or is continuing on such date, Section 7.2 hereof shall be deleted as of such date, and/or (ii) remove the covenants governing the minimum Consolidated Net Worth of the Sponsor or its equivalent in such agreements then, so long as no Credit Event or Unmatured Credit Event has occurred or is continuing on such date, Section7.4 hereof shall be deleted as of such date.

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(o)          Section 8.1 of the Loan Facility Agreement is amended replacing subsections (c), (i), (j) and (l) of such Section in their entirety with the following:

(c)          Indebtedness of the Sponsor or any Subsidiary incurred after the Closing Date to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided, that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvements or extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof; provided further, that the aggregate principal amount of such Indebtedness does not exceed $60,000,000 at any time outstanding and that the aggregate principal amount of such Indebtedness incurred by Foreign Subsidiaries, together with the principal amount of Guaranteed Indebtedness permitted to be incurred under clause (i) and Indebtedness permitted to be made under clause (j) does not exceed 20% of the total assets of the Sponsor and its Subsidiaries measured on a consolidated basis in accordance with GAAP as of the end of the immediately preceding fiscal quarter for which financial statements have been delivered (giving pro forma effect to such acquisition);

(i)          Guarantees by Sponsor of permitted Indebtedness of Foreign Subsidiaries, provided that the amount of such Guaranteed Indebtedness, together with the principal amount of Indebtedness of such Foreign Subsidiaries permitted to be incurred under clauses (c) and (j) hereof does not exceed 20% of the total assets of the Sponsor and its Subsidiaries measured on a consolidated basis in accordance with GAAP as of the end of the immediately preceding fiscal quarter for which financial statements have been delivered (giving pro forma effect to any Acquisition financed with such Guaranteed Indebtedness);

(j)          unsecured Indebtedness of Foreign Subsidiaries (whether such Indebtedness represents loans made by the Sponsor or any of its Subsidiaries or by a third party) so long as after giving pro forma effect to the incurrence of such Indebtedness, (x) the Total Debt to EBITDA Ratio measured as of the last day of the most recently ended Fiscal Quarter for which financial statements have been delivered does not exceed the maximum threshold then permitted under Section 7.1, (y) no Default or Event of Default has occurred and is continuing, or would result therefrom and (z) the aggregate principal amount of such Indebtedness, together with the amount of and Indebtedness permitted to be incurred by such Foreign Subsidiaries under clause (c) and Guaranteed Indebtedness permitted to be incurred under clause (i) above, does not exceed 20% of the total assets of the Sponsor and its Subsidiaries measured on a consolidated basis in accordance with GAAP as of the end of the immediately preceding fiscal quarter for which financial statements have been delivered (giving pro forma effect to any Acquisition financed with such Indebtedness);

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(l)          any other unsecured Indebtedness of the Sponsor or any Subsidiary that is a Credit Party so long as after giving pro forma effect to the incurrence of such Indebtedness, (x) the Total Debt to EBITDA Ratio measured as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered does not exceed the maximum threshold then permitted under Section 7.1, and (y) no Credit Event or Unmatured Credit Event has occurred and is continuing, or would result therefrom.

(p)        Section 8.4 of the Loan Facility Agreement is amended by (x) deleting the reference to “$1,000,000” appearing in clause (e) of such Section and replacing said reference with “$2,000,000”, (y) deleting the reference to “$25,00,000” appearing in clause (j) of such Section and replacing said reference with “$50,000,000” and (z) replacing clause (h) in its entirety with the following:

(h)          loans to and other investments in Foreign Subsidiaries, provided that, the aggregate amount of such outstanding loans to and investments in such Foreign Subsidiaries do not exceed the amount permitted under Section 8.1(j).

(q)          Section 8.6 of the Loan Facility Agreement is amended by deleting the reference to “$30,000,000” appearing in clause (f) of such Section and replacing said reference with “$100,000,000”.

(r)          Section 8.9 of the Loan Facility Agreement is amended by replacing such Section in its entirety with the following:

Section 8.9.          Sale and Leaseback Transactions. The Sponsor will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred; provided, however, the Sponsor may engage in such sale and leaseback transactions so long as the aggregate fair market value of all assets sold and leased back does not exceed $300,000,000 from and after the Fifth Amendment Date.

(s)          Article IX of the Loan Facility Agreement is amended by replacing Sections 9.7, 9.8 and 9.9 of such Article in their entirety with the following:

Section 9.7.          the Sponsor, any Material Subsidiary, or, to the extent such action could reasonably be expected to have a Material Adverse Effect, any other Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section 9.7, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Sponsor or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

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Section 9.8.          an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Sponsor, any Material Subsidiary, or, to the extent such action could reasonably be expected to have a Material Adverse Effect, any other Subsidiary, or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Sponsor, any Material Subsidiary, or, to the extent such action could reasonably be expected to have a Material Adverse Effect, any other Subsidiary, or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

Section 9.9.          the Sponsor, any Material Subsidiary, or, to the extent such action could reasonably be expected to have a Material Adverse Effect, any other Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or

(t)          Section 9.10 of the Loan Facility Agreement is amended by deleting the reference to “$2,500,000” appearing in such Section and replacing said reference with “$5,000,000”

(u)          Section 9.11 of the Loan Facility Agreement is amended by replacing such Section in its entirety with the following:

Section 9.11.        judgments and orders for the payment of money in excess of $20,000,000 in the aggregate, to the extent not covered by insurance for which the insurance carrier has acknowledged coverage, shall be rendered against the Sponsor or any Subsidiary, and to the extent such judgments or orders have not been discharged either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(v)          Section 15.1 of the Loan Facility Agreement is amended by replacing such Section in its entirety with the following:

Section 15.1.      Notices.

(a)           Written Notices.

(i)          Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To the Sponsor:	Aaron’s, Inc.
1100 Aaron Building
309 East Paces Ferry Road, NE
Atlanta, GA 30305-2377
Attn: Chief Financial Officer
Telecopy Number: (404) 240-6520

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with a copy to:

Aaron’s, Inc.
1100 Aaron Building
309 East Paces Ferry Road, N.E.
Atlanta, GA 30305-2377
Attn: General Counsel
Telecopy Number: (678) 402-3512

To the Servicer:	Aaron’s Program Manager
SunTrust Bank
Program Lending
3333 Peachtree Road, N.E., 3rd Floor
Mail Code 1802
Atlanta, Georgia 30326

With a copy to:	SunTrust Bank
Agency Services
303 Peachtree Street, N.E. / 25th Floor
Atlanta, Georgia 30308
Attention: Doug Weltz
Telecopy Number: (404) 495-2170

and

King & Spalding LLP
1180 Peachtree Street, N.W.
Atlanta, Georgia 30309
Attention: Carolyn Z. Alford
Telecopy Number: (404) 572-5100

To any other Participant:	the address set forth on the on such Participant’s signature page hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Servicer and Sponsor

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; provided, that notices delivered to the Servicer shall not be effective until actually received by such Person at its address specified in this Section 15.1.

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(ii)          Any agreement of the Servicer and the Participants herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Sponsor. The Servicer and the Participants shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Sponsor to give such notice and the Servicer and the Participants shall not have any liability to the Sponsor or other Person on account of any action taken or not taken by the Servicer or the Participants in reliance upon such telephonic or facsimile notice. The obligation of the Sponsor to repurchase the Loans and Loan Commitments and all other obligations and Guarantees hereunder shall not be affected in any way or to any extent by any failure of the Servicer and the Participants to receive written confirmation of any telephonic or facsimile notice or the receipt by the Servicer and the Participants of a confirmation which is at variance with the terms understood by the Servicer and the Participants to be contained in any such telephonic or facsimile notice.

(b)          Electronic Communications.

(i)          Notices and other communications to the Participants hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Servicer, provided that the foregoing shall not apply to notices to any Participant pursuant to Article 2 unless such Participant and Servicer have agreed to receive notices under such Section by electronic communication and have agreed to the procedures governing such communications. Servicer or Sponsor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(ii)          Unless Servicer otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(w)         Schedule 1.1(a) to the Loan Facility Agreement is amended by replacing such Schedule in its entirety with the Schedule 1.1(a) attached hereto.

(x)          The Servicing Agreement is amended and restated in the form of Exhibit A hereto.

(y)          Exhibits B and C to the Loan Facility Agreement are amended by replacing such Exhibits in their entirety with the Exhibits B and C attached hereto.

2.          Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Participants hereunder, it is understood and agreed that this Amendment shall not become effective, and the Sponsor shall have no rights under this Amendment, until the Servicer shall have received:

(i)          executed counterparts to this Amendment from the Sponsor, each of the Guarantors and the Participants;

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(iii)          a certificate of the Secretary or Assistant Secretary of each Credit Party, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, authorizing the execution, delivery and performance of this Amendment to which it is a party and certifying the name, title and true signature of each officer of such Credit Party executing this Amendment;

(iv)         certified copies of the articles of incorporation or other charter documents of each Credit Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation of such Credit Party and with respect to the Sponsor the States of Texas, Ohio, North Carolina and Virginia where the Sponsor is required to be qualified to do business as a foreign corporation;

(iv)          a favorable written opinion of Kilpatrick Townsend, LLP, counsel to the Credit Parties, addressed to the Servicer and each of the Participants, and covering such matters relating to the Credit Parties, the Amendment, the Operative Documents and the transactions contemplated therein as the Servicer or the Required Participants shall reasonably request;

(v)          executed amendments to the Revolving Credit Agreement and the RIMCO Loan Facility Agreement, in form and substance satisfactory to the Servicer; and

(vi)          certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any contractual obligation of each Credit Party, in connection with the execution, delivery, performance, validity and enforceability of the Transaction Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired.

3.          Representations and Warranties. To induce the Participants and the Servicer to enter into this Amendment, each Credit Party hereby represents and warrants to the Participants and the Servicer that:

(a)          The execution, delivery and performance by such Credit Party of this Amendment (i) are within such Credit Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Credit Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b)          This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;

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(c)          After giving effect to this Amendment, the representations and warranties contained in the Loan Facility Agreement and the other Operative Documents are true and correct in all material respects, and no Credit Event or Unmatured Credit Event has occurred and is continuing as of the date hereof; and

(d)          After giving effect to this Amendment, all Participation Certificates previously issued remain in full force and effect.

4.          Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Sponsor of this Amendment and jointly and severally ratify and confirm the terms of the Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Loan Facility Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Sponsor to the Participants or any other obligation of the Sponsor, or any actions now or hereafter taken by the Participants with respect to any obligation of the Sponsor, the Guaranty Agreement (and in the case of Sponsor, the guaranty as set forth in Article X of the Loan Facility Agreement) (i) is and shall continue to be a primary, absolute and unconditional obligation of such Guarantor, except as may be specifically set forth in the Guaranty Agreement (or in the case of Sponsor, the guaranty provisions set forth in Article X of the Loan Facility Agreement), and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement (or in the case of Sponsor, the guaranty provisions set forth in Article X of the Loan Facility Agreement).

5.          Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Facility Agreement, as amended hereby, and the other Operative Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Sponsor to the Participants and the Servicer. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Participants under the Loan Facility Agreement, nor constitute a waiver of any provision of the Loan Facility Agreement. This Amendment shall constitute an Operative Document for all purposes of the Loan Facility Agreement.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.          No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Facility Agreement or an accord and satisfaction in regard thereto.

8.          Costs and Expenses. The Sponsor agrees to pay on demand all reasonable costs and expenses of the Servicer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Servicer with respect thereto.

9.          Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

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10.          Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.          Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Sponsor and the Guarantors, by their respective authorized officers as of the day and year first above written.

SPONSOR:

AARON’S, INC.

By:	/s/ Gilbert L. Danielson
Gilbert L. Danielson
Executive Vice President, Chief Financial
Officer

GUARANTORS:

AARON INVESTMENT COMPANY, as
Guarantor

By:	/s/ Gilbert L. Danielson
Gilbert L. Danielson
Vice President and Treasurer

99 LTO, LLC, as Guarantor

By: AARON’S, INC., its Sole Manager

By:	/s/ Gilbert L. Danielson
Gilbert L. Danielson
Executive Vice President, Chief Financial
Officer

AARON’S PRODUCTION COMPANY, as
Guarantor

By:	/s/ Gilbert L. Danielson
Gilbert L. Danielson
President and CEO

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

SERVICER:

SUNTRUST BANK

By:	/s/ Mike Smith
Name: Mike Smith
Title: Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

PARTICIPANTS:

SUNTRUST BANK

By:	/s/ Mike Smith
Name: Mike Smith
Title: Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ Kathleen H. Reedy
Name: Kathleen H. Reedy
Title: Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

REGIONS BANK

By:	/s/ Scott J. Rossman
Name: Scott J. Rossman
Title: Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Bradley B. Sands
Name: Bradley B. Sands
Title: Assistant Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Ryan Maples
Name: Ryan Maples
Title: Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEEMENT]

Schedule 1.1(a)

PRICING GRID

Level	Total Debt to EBITDA Ratio	Margin	Unused
I	< 1.50:1.00	1.000%	0.15%
II	≥ 1.50:1.00 but < 2.00:1.00	1.125%	0.20%
III	≥ 2.00:1.00 but < 2.50:1.00	1.250%	0.25%
IV	≥ 2.50:1.00	1.500%	0.30%

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Exhibit A

AMENDED AND RESTATED SERVICING AGREEMENT

THIS AMENDED AND RESTATED SERVICING AGREEMENT (this “Servicing Agreement”) dated as of this 18th day of June 2010, by and between AARON’S, INC., a Georgia corporation (“Sponsor”), and SUNTRUST BANK, a Georgia banking corporation (the “Servicer”).

PREAMBLE

WHEREAS, the Sponsor and the Servicer are parties to that certain Servicing Agreement dated as of May 28, 2004, as amended or modified prior to the date hereof (the "Existing Servicing Agreement");

WHEREAS, the Sponsor and the Servicer are entering into the Second Amended and Restated Loan Facility Agreement and Guaranty, dated as of the date hereof (as hereafter amended or modified, the “Loan Facility Agreement”), by and among Sponsor, Servicer and the other financial institutions from time to time party thereto (together with SunTrust, the “Participants”), and in connection with the Loan Facility Agreement, the Sponsor has requested that the Servicer make certain modifications to the Existing Servicing Agreement, which the Servicer is willing to do subject to the terms and conditions hereof;

WHEREAS, the Sponsor and the Servicer wish to enter into this Agreement to set forth their understandings regarding such matters, all as more particularly set forth below;

NOW, THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree the Existing Servicing Agreement is amended and restated as follows:

1. DEFINITIONS

In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Aaron’s Proprietary System” means Sponsor’s proprietary point of sale software system, as modified from time to time, used by Sponsor and the Borrowers.

“ACH Authorization” means an authorization from a Borrower to automatically debit Loan payments from a deposit account of such Borrower, substantially in the form of Exhibit A.

“Agreement” means this Servicing Agreement, either as originally executed or as it may hereafter be amended, restated, modified or supplemented from time to time.

“Approved Invoice” means an invoice for the aggregate purchase price of Merchandise purchased by a Borrower with a purchase order approved by the Sponsor as provided in this Agreement.

“Asset Disposition Invoice” shall have the meaning set forth in Section 2.5.

“Authorized Signatory” means an officer of the Sponsor named in the most recent Certificate Regarding Authorized Signatories delivered to Servicer.

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“Calculation Period” means, initially, the period commencing on June 18th, 2010 and ending on June 30, 2010 and thereafter, the period commencing on the last day of the preceding Calculation Period and ending on the third Payment Date or Canadian Payment Date (as applicable) thereafter.

“Canadian Payment Date” means the last day of each calendar month; provided, however, if such day is not a Canadian Business Day, the next succeeding Canadian Business Day which is also a Business Day.

“Commitment Letter” means a letter from Servicer to a potential Borrower named in a Funding Approval Notice, substantially in the form of Exhibit C, whereby Servicer agrees to establish a Loan Commitment in favor of such Franchisee upon the terms and conditions set forth therein and in the Operative Documents.

“Corporate Authorization” means, with respect to any Borrower which is a corporation, certifications as to authorized signatories and corporate action with respect to the Loan in the form attached hereto as Exhibit D.

“Debt” means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

“Debt Service” means, for any particular Borrower and period, the aggregate amount of all payments of principal (excluding any payments of principal required to be made under this Servicing Agreement as a result of any Asset Disposition), interest and fees required to be made by such Borrower with respect to its Debt (other than Debt of the Borrower which is subordinated to the Loan Indebtedness owing to the Bank pursuant to a subordination agreement in form and substance satisfactory to the Bank) during such period to the extent that such Debt arises pursuant to such Borrower’s Loan Agreement or any other financing arrangement with respect to Merchandise.

“Default Interest Rate” means the annual percentage interest rate applied to any principal amount outstanding pursuant to a Loan Commitment not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of 2% per annum above the Borrower Rate.

“Default Waiver Letter” means a waiver letter sent to any Borrower by Servicer upon the request of Sponsor in the form attached hereto as Exhibit B.

“Financing Statement” means, with respect to a Loan, a document which among other things, describes the Borrower and the Collateral, the proper filing of which perfects a security interest in the Collateral described therein under the laws of the state or province in which such document is filed.

“FCTA” means an account denominated in Canadian Dollars maintained on the books of Servicer and subject to Servicer’s standard terms and conditions for such accounts.

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“Funding Approval Notice” means a written notice to Servicer from Sponsor setting forth the conditions of a proposed Loan Commitment, consistent with the requirements therefor as set forth in this Agreement, and containing such information and in substantially the form of Exhibit E.

“GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis when applied to US Borrowers and generally accepted accounting principles in Canada applied on a consistent basis when applied to Canadian Borrowers.

“Guarantor” shall mean each Person who now or hereafter guarantees payment of the whole or any part of any Loan Indebtedness.

“Legal Forms” shall have the meaning set forth in Section 2.2.

“Loan Account” means the internal bank loan account established by each Borrower with the Servicer.

“Net Book Value” means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the Aaron’s Proprietary System.

“PAD authorization” means an authorization from a Borrower to automatically debit Loan payments from a deposit account of such Borrower, held with a Canadian financial institution, substantially in the form of Exhibit K.

“Payment Date” means shall mean, with respect to any US Loans, the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day.

“Personal Guaranty” means any guaranty from a principal or member of a US Borrower substantially in the form of Exhibit F or from a principal or member of a Canadian Borrower substantially in the form of Exhibit L.

“Pre-Filing Authorization Letter for Financing Statements” shall mean an authorization from the Borrower to file any Uniform Commercial Code or Personal Property Security Act financing statements prior to the execution of the Loan Documents, substantially in the form of Exhibit I

“Prime Rate” means the per annum rate of interest designated from time to time by Servicer to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of Servicer on the day of such change. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate of interest that is being offered by Servicer to its borrowers.

“Servicing Fee” shall have the meaning set forth in Section 2.13.

“Sponsor’s Fee” shall have the meaning set forth in Section 2.13.

“Spousal Consent” shall mean any agreement provided by the spouse of any Person executing a Personal Guaranty to the extent such spouse has not personally executed a Personal Guaranty, to be substantially in the form provided by the Servicer.

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“State” means any State of the United States of America and the District of Columbia.

“SWIFT” means Society for Worldwide Interbank Financial Telecommunication.

“Tangible Net Worth” means, with respect to any Borrower as of any date of determination, the excess of the total assets of such Borrower over the Total Liabilities of such Borrower, determined in accordance with GAAP consistently applied, excluding from the calculation of total assets the notes receivables from shareholders of such Borrower and including in such calculation of total assets the franchise fees, as shown on the balance sheet of such Borrower as of such date.

“Territory” means any territory or province of Canada.

“Total Liabilities” means, with respect to any Borrower, as of any date of determination, total liabilities determined in accordance with GAAP consistently applied.

The above definitions apply equally to both the singular and the plural of the terms defined. All terms used herein and not otherwise shall have the meaning ascribed to such terms in the Loan Facility Agreement.

2. PRE-FUNDING MATTERS; CLOSING OF LOANS

2.1(A)	Approval Process for New Borrowers.

(a) In the event that Sponsor desires that Servicer establish a Loan Commitment under the Operative Documents, Sponsor shall forward to Servicer an appropriate Funding Approval Notice no later than ten (10) Business Days prior to the anticipated Closing Date of such Loan Commitment. Such Funding Approval Notice shall indicate whether the requested Loan Commitment is a Line of Credit Commitment, a Revolving Commitment or a Term Loan Commitment and shall contain the following information:

(i) the Franchisee’s legal name and State or Territory of organization (or whether such Franchisee is organized under Canadian federal law);

(ii) the amount of the Loan Commitment;

(iii) the applicable interest rate for such Loan;

(iv) the amount of the applicable commitment fee for such Loan Commitment, which shall not exceed 100 basis points per annum;

(v) a copy of the Franchisee’s executed franchise application authorizing release of all information set forth therein or delivered in connection therewith to Servicer;

(vi) the Franchisee’s federal tax identification number, if applicable;

(vii) the legal addresses of the Franchisee’s principal place of business and each store location;

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(viii) an indication as to whether each store location is leased or owned, with a duly executed landlord’s waiver for each leased location listed on the Funding Approval Notice where the financed Merchandise is located, substantially in the form of Exhibit H.

(ix) any corporate names used by the Franchisee in the last five (5) years for Franchisees organized in the United States or all predecessor corporate names used by the Franchisee since the initial incorporation of the oldest predecessor corporation for Franchisees organized in Canada;

(x) all Guarantors of the requested Loan Commitment to include, for Canadian Loan Commitments, confirmation whether the Guarantor is also a shareholder of the Franchisee organization;

(xi) copies of the Franchisee’s articles or certificate of incorporation (or equivalent), such copies to include evidence of filing with the Secretary of State (or equivalent) of its jurisdiction of organization and (A) if the Franchisee is a corporation, copies of the Franchisee’s by-laws, (B) if the Franchisee is a partnership, a copy of the current partnership agreement or (C) if the Franchisee is a limited liability company, a copy of the current operating or limited liability company agreement;

(xii) for any Revolving Commitment, US Term Loan Commitment or Canadian Term Loan Commitment, a detailed description of the financial covenants to be included in the Loan Agreement, including any defined terms used in such financial covenants;

(xiii) a Pre-Filing Authorization Letter for Financing Statements, duly executed by the Franchisee, authorizing Servicer to file appropriate Financing Statements in advance of completing and executing Loan Documents; and

(xiv) such other information as Servicer shall reasonably request.

The Funding Approval Notice shall contain a statement that Sponsor has approved the Franchisee for a franchise license and for participation in the Franchisee Loan Program and shall also state that the Sponsor consents to the liens in favor of Servicer provided for therein.

(b) Upon receipt of the Funding Approval Notice, Servicer shall, as soon as practicable, notify Sponsor if the Funding Approval Notice fails to contain any of the items described in the preceding Section, or if Servicer has any questions relating to such Funding Approval Notice or the information submitted therewith. Sponsor may choose to waive providing the information or documentation described in clauses (viii), (x), (xii) and (xiii) above by written notice to Servicer, and the Funding Approval Notice may otherwise contain such exceptions and modifications as the Sponsor and Servicer may agree upon from time to time. Following Servicer’s notification to Sponsor in writing of all missing items not previously waived by Sponsor, and if Sponsor fails to deliver any of the foregoing items to the Servicer, then the Servicer shall have no obligation to maintain such items in its files.

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2.1 (B) Approval Process for Existing Borrowers.

(a)           In the event that Sponsor desires that Servicer provide a new or renewed Loan Commitment for an existing Borrower under the Operative Documents, Sponsor shall forward to Servicer an appropriate Funding Approval Notice no later than ten (10) Business Days prior to the anticipated Closing Date or renewal date of such Loan Commitment. Such Funding Approval Notice shall indicate whether the Loan Commitment is a Line of Credit Commitment (including renewal of such Line of Credit Commitment), a Revolving Commitment (including renewal of such Revolving Commitment) or a Term Loan Commitment (including extension of such Term Loan Commitment) and shall contain the following information:

(i) the Franchisee’s legal name;

(ii) the amount of the new or renewed Loan Commitment;

(iii) the applicable interest rate for such Loan;

(iv) the amount of the applicable commitment fee for such Loan Commitment, which shall not exceed 100 basis points per annum;

(v) the legal address of each store location;

(vi) an indication as to whether each new or additional store location is leased or owned, with a duly executed landlord’s waiver for each new or additional leased location where the financed Merchandise is located, substantially in the form of Exhibit H.

(vii) all changes in Guarantors for the requested new or renewed Loan Commitment to include, for Canadian Loan Commitments, confirmation whether the Guarantor is also a shareholder of the Franchisee organization; and

(viii) such other information as Servicer shall reasonably request.

(b)           Upon receipt of the Funding Approval Notice, Servicer shall, as soon as practicable, notify Sponsor if the Funding Approval Notice fails to contain any of the items described above, or if Servicer has any questions relating to such Funding Approval Notice or the information submitted therewith. Sponsor may choose to waive providing the information or documentation described in clauses (vi) and (vii) above by written notice to Servicer, and the Funding Approval Notice may otherwise contain such exceptions and modifications as the Sponsor and Servicer may agree upon from time to time. Following Servicer’s notification to Sponsor in writing of all missing items not previously waived by Sponsor, and if Sponsor fails to deliver any of the foregoing items to the Servicer, then the Servicer shall have no obligation to maintain such items in its files.

Not withstanding the above, if Sponsor desires any Line of Credit Commitment to be renewed for a new up to 364-day period and there are no other changes other than the applicable interest rate to such Line of Credit Commitment, then Sponsor may e-mail renewal request to Servicer without completing a Funding Approval Notice with such e-mail notification to serve the same function as if a Funding Approval Notice had been received.

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2.2	Loan Documentation; Collateral.

Upon receipt of a completed Funding Approval Notice, Servicer shall proceed to order a certificate of good standing or the equivalent from the state of organization of the Franchisee and to document the Loan and shall forward such documentation to the applicable Franchisee for signature within five (5) Business Days after receipt of the Funding Approval Notice, provided that such Funding Approval Notice has been properly completed and that the Franchisee is in good standing upon Servicer’s receipt of the Funding Approval Notice. Each Loan made pursuant to this Agreement shall be evidenced by the following documentation in such form as is set forth in the Exhibits to the Operative Documents for the applicable Facility (the “Legal Forms”), with such exceptions or modifications as Sponsor and Servicer may agree upon from time to time in accordance with the terms hereof:

(a)      the Loan Agreement and, if applicable, a security agreement;

(b)      the Master Note;

(c)      a Personal Guaranty of each Person specified as a Guarantor in the Funding Approval Notice for such Loan, and, if requested by Sponsor and to the extent not prohibited by law, the spouse of such Person; provided, however, that if such spouse is not providing a Personal Guaranty, a Spousal Consent will be part of the Legal Forms;

(d)      suitable Financing Statements to enable Servicer to perfect the security interest granted to it in the personal property of the Franchisee under the Loan Agreement;

(e)      a Corporate Authorization; and

(f)      an ACH Authorization or a PAD Authorization, as applicable.

To the extent that any of the foregoing items (other than the Loan Agreement or Master Note) have been provided by the relevant Franchisee in connection with a prior Loan, Sponsor may waive the requirement that such documents be prepared by the Servicer or executed by the Franchisee. In addition, Sponsor may choose to waive providing the documentation described in clauses (c) and (d) above by written notice to Servicer.

At the request of the Sponsor set forth in the Funding Approval Notice, the Servicer will prepare a Commitment Letter and forward such Commitment Letter with the Legal Forms to the Franchisee.

Within five (5) Business Days after receipt of the Funding Approval Notice and the executed Pre-Filing Authorization Letter for Financing Statements, Servicer shall prepare appropriate Financing Statements to be filed in connection with the Loan and shall promptly file all such financing statements in the appropriate filing office. Servicer shall engage a nationally recognized service to perform lien searches in the jurisdictions listed by the Sponsor in the Funding Approval Notice. Prior to the Closing Date, Servicer shall provide to Sponsor a copy of lien searches in the jurisdictions listed by the Sponsor in the Funding Approval Notice showing the positions of Servicer’s lien. To the extent there are any existing liens which prevent Servicer from having a first-priority security interest in the Collateral, Servicer shall immediately notify Sponsor and wait for Sponsor’s instructions prior to making the first Advance. To the extent Servicer does not have a first-priority security interest in the Collateral, Sponsor may consent in writing to waive such requirement.

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Upon receipt of Loan Documents from Servicer, Franchisee shall execute and deliver the Loan Documents to the Servicer prior to the funding of the initial Advance to such Borrower. Servicer shall execute the Loan Documents where required and forward copies of the executed documents to the Franchisee and the Sponsor promptly after closing. Sponsor hereby agrees that delivery by the Franchisee of an executed counterpart to any Loan Document or delivery of any Funding Approval Notice by the Sponsor by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart.

Sponsor shall cause the Borrower to forward or to have forwarded to Servicer a Certificate of Insurance evidencing the Borrower’s ownership of liability insurance and of property and casualty insurance in an amount not less than the greater of (i) the Loan Commitment, or (ii) the full replacement cost of the Collateral, which certificate shall name Servicer as sole loss payee and additional insured and shall also provide that Servicer shall receive thirty (30) days’ prior written notice at

Aaron’s Program Manager

SunTrust Bank

Program Lending

3333 Peachtree Road, N.E., 3rd Floor

Mail Code 1802

Atlanta, Georgia 30326

of any lapse, termination or cancellation of the insurance policies referenced on such certificate. The Servicer shall use its commercially reasonable efforts to attempt to obtain such Certificate of Insurance prior to the funding of the initial Advance to such Borrower and to notify Sponsor of any Borrower’s failure to deliver such Certificate of Insurance. To the extent Borrower fails to deliver such Certificate of Insurance prior to the Closing Date, the Servicer shall not fund any Advance unless the Sponsor agrees in writing to waive such requirement.

2.3	Interest on Loans; Terms of Loan Agreements.

(a) Each of the Loans shall bear interest at the Borrower Rate specified by the Sponsor in the applicable Funding Approval Notice and interest on the Loans shall be calculated based upon the actual number of days elapsed in a 360-day year.

(b)          Each of the Loan Agreements shall require that the applicable Borrower thereunder comply with the following financial covenant[s]:

[(i)          Rental Revenue to Debt Service. Commencing on the first day of the calendar quarter in which the 25th month following the Opening Date of the first store location of the Borrower occurs and measured as of the last day of the calendar quarter in which such 25th month occurs and on the last day of each calendar quarter thereafter, the ratio of the Borrower’s Rental Revenue to Debt Service for such quarter shall not be less than 2.2:1.0;]1

1 Note: This covenant will not apply in the case of any Borrowers who have Revolving Loans, US Term Loans or Canadian Term Loans.

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(ii)          Debt to Rental Revenue. [Commencing on the first day of the calendar quarter in which the first day of the 19th month following the Opening Date of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 19th month occurs and on the last day of each calendar quarter thereafter,][On the last day of each calendar quarter] the ratio of Borrower’s Debt to Borrower’s Rental Revenue, shall not exceed [__]:1.0.2

To the extent any of the financial covenants set forth above in this Section 2.3(b) are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores’ aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

(c)          Each of the Loan Agreements shall also provide that the applicable Borrower, to the extent such Borrower has a Line of Credit Loan, will submit to Sponsor on a quarterly basis a Compliance Certificate, in the form attached as Exhibit C to the Loan Agreement, presenting the calculation of the financial covenants set forth above, together with monthly, quarterly and annual financial statements, and personal or business financial statements (as applicable) of all Guarantors.

2.4	Use of Loan Proceeds; Mechanics of Loan Program for Line of Credit Loans.

(a)          No later than ten (10) days after Servicer’s receipt of the executed Loan Documents, Servicer shall (i) establish a DDA Account and a Loan Account for any US Franchisee and (ii) establish a FCTA and a Loan Account for any Canadian Franchisee.

(b)          Upon establishment of the above-referenced accounts and receipt of the above-referenced Loan Documents, duly executed by the Borrower and each Guarantor, confirmation by Servicer of its first-priority security interest in the Collateral (unless Sponsor shall have consented in writing to waive such requirement), Servicer shall notify the Borrower and Sponsor that the Borrower may request Advances pursuant to the Line of Credit Commitment; provided, however, that the minimum amount of each Advance shall be $500. Each Advance shall be made by Servicer for the sole purpose of (i) honoring requests from US Borrowers, made through the Aaron’s Proprietary System, for ACH transfers to suppliers of Merchandise in payment of Approved Invoices, for payment of state sales and use taxes and for payment of freight charges to the extent Sponsor consents thereto or (ii) honoring requests from Canadian Borrowers, made through the Sponsor by fax, email or other electronic forms of notification to the Servicer by 12:00 Noon on the last Business Day immediately prior to the 10th or 25th day of each month, for SWIFT transfers to suppliers of Merchandise in payment of Approved Invoices and to the extent permitted by Sponsor, to pay sales and use taxes and freight charges. The Borrowers shall not be authorized to use the DDA Account or FCTA for any other purpose. Notwithstanding the foregoing, the initial Advance for a Canadian Borrower can be made any day of the month provided that the Sponsor provides the Servicer with at least two Business Days’ notice prior to such initial Advance.

2 Note: This covenant will apply and be tested on last day of each calendar quarter and not be tied to any Opening Date of store locations in the case of any Borrowers who have Revolving Loans, US Term Loans or Canadian Term Loans. Covenant levels for this covenant will be established by Sponsor in the applicable Loan Agreement for each Borrower.

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(c)          Each Borrower will submit purchase order requests for Merchandise to Sponsor. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Sponsor will prepare the purchase order and submit the same to the appropriate supplier requested by the Borrower. The supplier will be instructed to ship all Merchandise directly to the Borrower and the Borrower will be responsible for inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier. The supplier will invoice the Borrower for such Merchandise in accordance with normal industry practice. When the Borrower wishes to pay such invoice, the Borrower, subject to availability of its Loan Commitment and the minimum borrowing threshold, shall pay such invoice by directing Servicer, through the Aaron’s Proprietary System, to pay such invoice by means of an ACH transfer from its DDA Account if such Borrower is a US Borrower or by requesting that Sponsor, through fax, email or other electronic forms of notification by 12:00 Noon on the last Business Day immediately prior to the 10th or 25th day of each month, direct the Servicer to pay such invoice by means of a SWIFT transfer from its FCTA if such Borrower is a Canadian Borrower. Any directions for ACH transfers inputted by the US Borrowers into the Aaron’s Proprietary System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be forwarded to Servicer pursuant to Sponsor’s existing ACH access by 3:30 p.m. (Atlanta, Georgia time) on the next Business Day and, if properly forwarded to Servicer by Sponsor shall be paid by Servicer no later than the second Business Day thereafter, unless Sponsor is otherwise notified by Servicer. Any directions for SWIFT transfers transmitted by the Sponsor on behalf of the Canadian Borrowers prior to 12:00 noon (Atlanta, Georgia time) on the last Business Day immediately prior to the 10th or 25th day of each month shall be paid by Servicer no later than the next Business Day thereafter, unless Sponsor is otherwise notified by Servicer. On any Business Day on which Servicer provides an Advance on a Line of Credit Commitment to pay any invoice on behalf of any Borrower, Servicer shall deliver to Sponsor a report, in a form to be mutually agreeable to the Sponsor and the Servicer, setting forth the Loan Commitment, the balance of the Loan and the remaining available Loan Commitment for such Borrower following such Advance.

(d)          Sponsor hereby acknowledges and agrees that Servicer has no ability to halt an ACH transfer upon the inputting of such transfer request by Sponsor from the Aaron’s Proprietary System into the ACH system (other than the ability to retrieve ACH transfers which are sent to the wrong party or otherwise manifestly erroneous as provided in the ACH Agreement with Sponsor) and Sponsor accepts full responsibility for any overadvance created by such inputting of information. Upon receipt of the request for an ACH transfer or SWIFT Transfer, as applicable, Servicer shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower’s DDA Account or FCTA, as applicable, and automatically forwarding such amount to the supplier by means of an ACH transfer or SWIFT transfer, as applicable in accordance with the instructions of the Borrower passed onto Servicer by Sponsor.

(e)          Nothing set forth herein shall be deemed to vary the terms and conditions of the Treasury Management Master Agreement by and between Servicer and Sponsor and the documents incorporated by reference therein, including the ACH Origination Service terms and conditions.

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2.5	Tracking of Collateral for Borrowers; Asset Dispositions of Borrowers with Lines of Credit.

All Merchandise financed by Servicer must be serialized via the Aaron’s Proprietary System for appropriate reconciliation of Advances and receipt of Merchandise and for purposes of tracking Asset Dispositions. Each Borrower shall be obligated to furnish serial numbers for all Merchandise purchased directly to Sponsor on a weekly basis (and, if available, on a daily basis) by transmittal of Borrower’s receiving report (containing Aaron’s Proprietary System numbers) directly to Sponsor on the Aaron’s Proprietary System. As set forth more fully below, Sponsor will maintain and track such information as agent for Servicer, and Servicer shall at all times have access to such information.

Any Borrower with a Line of Credit shall immediately report any Asset Disposition to Sponsor by means of the Aaron’s Proprietary System, such information to include the Aaron’s Proprietary System numbers, and if assigned, the serial numbers of the Merchandise subject to the Asset Disposition, the Net Book Value of such Merchandise and the proceeds received by the Borrower therefrom. Sponsor on a monthly basis shall transmit all such information to Servicer in summary form to be received by Servicer no later than the twelfth Business Day of each month. Based solely on such information provided by Sponsor to Servicer, Servicer shall prepare and forward to each US Borrower, on a monthly basis, an invoice for payment of the aggregate outstanding amount of the Line of Credit Loan in an amount equal to the Net Book Value of the Asset Dispositions during the preceding month not applied to Advances made during such month (the “Asset Disposition Invoice”), unless Sponsor notifies the Servicer in writing that it wishes to waive the payment reflected in the Asset Disposition Invoice, which notice must be received by the Servicer at least twelve (12) Business Days prior to the date that the Asset Disposition Invoice is sent. Based solely on such information provided by Sponsor to Servicer, Servicer shall include Net Book Value of the Asset Dispositions during the preceding month not applied to Advances made during such month in the monthly invoice for Canadian Borrowers. If the Servicer receives such notice in writing from Sponsor at least twelve (12) Business Days prior to the date that the Asset Disposition Invoice is otherwise to be sent, the Servicer agrees to notify the applicable Borrower that the “Asset Disposition Prepayment” required under its Loan Agreement is waived. Otherwise, the Asset Disposition Invoice shall be forwarded to the Borrower by Servicer by the 15th day of each calendar month for US Borrowers and the Business Day next succeeding the 25th day of each calendar month for Canadian Borrowers and payment thereof shall be due on the next succeeding Payment Date or Canadian Payment Date (as applicable).

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2.6	Amortization and Payment of Line of Credit Loans.

No more than twelve (12) Business Days after the last day of each Calendar Month, Sponsor shall determine and report to Servicer the aggregate amount of (i) the eighteen (18) month advances made to each Borrower, (ii) the twenty-four (24) month advances made to each Borrower and (iii) the Asset Dispositions made by each Borrower during such month. Upon receipt of the foregoing report, Servicer shall determine the aggregate amount of Advances made to each Borrower during such month and shall subtract therefrom payments received by Servicer from such Borrower with respect to Asset Dispositions made since the cut-off date for the last monthly invoice to such Borrower. The remaining principal amount of Advances made during such month shall be amortized (in accordance with a straight-line amortization schedule) in twenty-four (24) equal payments of principal due and payable on the Canadian Payment Dates for Advances under a Canadian Line of Credit Commitment and in eighteen (18) or twenty-four (24) (as appropriate) equal payments of principal due and payable on the Payment Dates for Advances under a US Line of Credit Commitment. On the fifteenth (15th) day of each calendar month, Servicer shall mail to each US Borrower a detailed bill setting forth the total amount of principal and interest due and summarizing all account activity during the preceding month. On or about the fifteenth (15th) day of each calendar month, Servicer shall email or fax to each Canadian Borrower a detailed estimated bill (for information purposes only) setting forth the total amount of principal and interest due and the Net Book Value of the Asset Dispositions made during the preceding calendar month (and including Advances made or to be made through the tenth (10th) day of the calendar month in which the bill is delivered). On the Business Day next succeeding the twenty-fifth (25th) day of each calendar month, Servicer shall mail, email or fax to each Canadian Borrower a detailed bill setting forth the total amount of principal and interest due and the Net Book Value of the Asset Dispositions during the preceding month not applied to Advances made during such month and summarizing all account activity during the preceding month. Payments of such principal and interest amount shall be due and payable on the Payment Dates or Canadian Payment Dates (as applicable). Servicer shall have the exclusive right to collect and receive all such payments on the Loans from the Borrowers which are due and owing to Servicer. In the event that Sponsor receives any such payment with respect to the Loans pursuant to the Franchisee Loan Program (other than with respect to Loans purchased by Sponsor or where Sponsor has been subrogated to the rights of Servicer pursuant to the terms of the Sponsor Guaranty), such payments shall be accepted by Sponsor as agent for Servicer and Sponsor shall immediately endorse and forward the same to Servicer. By the twentieth (20th) day of each calendar month, Servicer shall deliver to Sponsor a report, in a form to be mutually agreeable to the Sponsor and the Servicer, setting forth the amount of principal due and payable on Line of Credit Loans on the next Payment Date by US Borrowers and by Canadian Borrowers.

2.7	Prepayment of Line of Credit Loans.

Each US Borrower shall have the right to prepay its Loan in whole or in part upon at least two (2) Business Days’ prior notice to Servicer. Each Canadian Borrower shall have the right to prepay its Loan in whole or in part on a Canadian Payment Date upon at least two (2) Business Days’ prior notice to Servicer. Partial prepayments of any Loan (other than proceeds of Asset Dispositions which shall be applied as set forth in Section 2.5) shall be applied to reduce the current month’s Advance(s) to such Borrower with any excess prepayment applied to unpaid principal payments of the Loan in inverse order of maturity.

2.8	Use of Loan Proceeds; Mechanics of Loan Program for Revolving Loans and Term Loans.

(v)          (a)          Following the receipt of the executed Loan Documents with respect to a proposed Borrower, but prior to the Closing Date of the proposed Loan Commitment, Servicer shall (i) establish a DDA Account (unless the US Franchisee has only a Term loan) and a Loan Account for any US Franchisee and (ii) establish a FCTA (unless the Canadian Franchisee has only a Term Loan) and a Loan Account for any Canadian Franchisee.

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(vi)          (b)          Upon establishment of the above-referenced accounts and receipt of the above-referenced Loan Documents, duly executed by the Borrower and each Guarantor, and confirmation by Servicer of its first-priority security interest in the Collateral (unless Sponsor shall have consented in writing to waive such requirement), Servicer shall notify the relevant Borrower and Sponsor that the Borrower may request Advances pursuant to the relevant US Revolving Commitment or Canadian Revolving Commitment; provided, however, that the minimum amount of each Advance shall be $500. Each Advance shall be made by Servicer for the sole purposes of (i) honoring requests from any US Borrower, made through the Aaron’s Proprietary System, for ACH transfers to suppliers of Merchandise in payment of Approved Invoices, (ii) honoring requests from any US Borrower for Advances made via ACH transfers to an operating account or other location specified by such Borrower (and granted a vendor identification number by Sponsor) for working capital purpose or (iii) honoring requests from any Canadian Borrower, made through the Sponsor by fax, email or other electronic forms of notification to the Servicer, for SWIFT transfers to suppliers of Merchandise in payment of Approved Invoices and to the extent permitted by Sponsor, to pay sales and use taxes and freight charges. The Borrowers shall not be authorized to use the DDA Account or FCTA for any purpose other than as contemplated by this Agreement. All Term Loans shall be disbursed in a single advance on the date agreed to by the Borrower and the Servicer via a wire transfer or a SWIFT transfer to an operating account or other location specified by such Borrower.

(vii)          (c)          Each Borrower with a Revolving Commitment will submit purchase order requests for Merchandise to Sponsor. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Sponsor will prepare the purchase order and submit the same to the appropriate supplier requested by the Borrower. The supplier will be instructed to ship all Merchandise directly to the Borrower and the Borrower will be responsible for inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier. The supplier will invoice the Borrower for such Merchandise in accordance with normal industry practice. When the Borrower wishes to pay such invoice, the Borrower, subject to availability of its Loan Commitment and the minimum borrowing threshold, shall pay such invoice by directing Servicer, through the Aaron’s Proprietary System, to pay such invoice by means of an ACH transfer from its DDA Account if such Borrower is a US Borrower or by requesting that Sponsor, through fax, email or other electronic forms of notification by 12:00 Noon on the last Business Day immediately prior to the 10th or 25th day of each month, direct the Servicer to pay such invoice by means of a SWIFT transfer from its FCTA if such Borrower is a Canadian Borrower. Any directions for ACH transfers inputted by the US Borrowers into the Aaron’s Proprietary System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be forwarded to Servicer pursuant to Sponsor’s existing ACH access by 3:30 p.m. (Atlanta, Georgia time) on the next Business Day and, if properly forwarded to Servicer by Sponsor shall be paid by Servicer no later than the second Business Day thereafter, unless Sponsor is otherwise notified by Servicer. Any directions for SWIFT transfers faxed by the Canadian Borrowers prior to 12:00 Noon (Atlanta, Georgia time) on the last Business Day immediately prior to the 10th or 25th day of each month shall be paid by Servicer no later than the next Business Day thereafter, unless Sponsor is otherwise notified by Servicer. Notwithstanding the foregoing, the initial Advance for a Canadian Borrower can be made on any day of the month, provided that the Sponsor has provided the Servicer with written notice of such initial Advance at least two Business Days’ prior to the requested date of such initial Advance.

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(viii)          (d)          Sponsor hereby acknowledges and agrees that Servicer has no ability to halt an ACH transfer upon the inputting of such transfer request by Sponsor from the Aaron’s Proprietary System into the ACH system (other than the ability to retrieve ACH transfers which are sent to the wrong party or otherwise manifestly erroneous as provided in the ACH Agreement with Sponsor) and Sponsor accepts full responsibility for any overadvance created by such inputting of information and has agreed to indemnify Servicer and Participants therefore pursuant to the terms of the Loan Facility Agreement. Upon receipt of the request for an ACH transfer or a SWIFT transfer (as applicable), Servicer shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower’s DDA Account or FCTA, as applicable, and automatically forwarding such amount to the supplier by means of an ACH transfer or SWIFT transfer, as applicable, in accordance with the instructions of the Borrower passed onto Servicer by Sponsor.

(e)          Nothing set forth herein shall be deemed to vary the terms and conditions of the Treasury Management Master Agreement by and between Servicer and Sponsor and the documents incorporated by reference therein, including the ACH Origination Service terms and conditions.

2.9	Payments of Revolving Loans and Term Loans; Borrowing Base.

All outstanding Advances with respect to each Revolving Commitment, US Term Loan Commitment or Canadian Term Loan Commitment shall be due and payable in full on the Maturity Date of such Loan, if not sooner accelerated in accordance with the terms of the applicable Loan Documents. In addition, the outstanding Advances pursuant to each Revolving Commitment shall not exceed (x) the Franchisee Borrowing Base for such Borrower as determined by Sponsor on the fifth Business Day of each month (as determined on the last day of the preceding calendar month) and reported to Servicer on such date less (y) the aggregate outstanding amount of the Term Loans made to such Borrower. Upon receipt of the Franchisee Borrowing Base, Servicer shall input such information into Servicer’s loan records to be effective as of the date which is two Business Days after receipt of such information. The statements prepared to be delivered to each Borrower with respect to the next Payment Date shall be prepared requiring a repayment of any Advances outstanding on the fifth Business Day of such month in excess of the relevant Franchisee Borrowing Base as delivered to Servicer by Sponsor on such date. In addition, on the date which is two Business Days after receipt of such calculation from Sponsor, unless waived in writing by Sponsor, Servicer shall notify the Borrowers in writing (including facsimile) of the new Franchisee Borrowing Base for such Borrower and shall require that such Borrower repay on the next Payment Date any additional Advances made since the date of the preparation of the statement for such Payment Date if necessary to avoid any overadvance as of such date. Upon the earlier of one (1) Business Day after notice from the Sponsor to the Servicer or the next Payment Date, unless waived in writing by Sponsor, each Borrower shall prepay its outstanding Advances in excess of the relevant Franchisee Borrowing Base.

2.10	Prepayment of Revolving Loans and Term Loans.

Each US Borrower shall have the right to prepay its Loan in whole or in part upon at least two (2) Business Days’ prior notice to Servicer. Each Canadian Borrower shall have the right to prepay its Loan in whole or in part on a Canadian Payment Date upon at least two (2) Business Days’ prior notice to Servicer.

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2.11	Default Rate of Interest.

If any Borrower shall fail to pay on the due date therefor (subject to any applicable grace period), whether by acceleration or otherwise, any principal owing by such Borrower under any of the Loan Documents, then interest shall accrue on such unpaid principal from the due date until and including the date on which such principal is paid in full at a rate of interest equal to the Default Rate.

2.12	Legal Expenses

In the event that any requested Loan does not close, Servicer shall charge Sponsor for its reasonable out-of-pocket expenses arising from its review or preparation of the initial draft of the Loan Documents, Financing Statement filings and searches. In the event the Loan closes, Servicer shall be entitled to charge the Borrower for its reasonable out-of-pocket expenses incurred in connection with the closing of the Loan, including all documentary stamp tax, filing fees, lien search costs and recording costs. In the event that Servicer has not received payment from any Borrower for the expenses permitted in this Section 2.12 after diligent collection efforts, Sponsor shall pay Servicer such expenses, and Servicer shall assign to Sponsor any rights it may have against such Borrower for the payment of such expenses.

2.13	Servicing Fee and Sponsor’s Fee.

Servicer shall be entitled to a servicing fee for each Payment Period equal to the amount specified in the Fee Letter (“Servicing Fee”), and Sponsor shall be entitled to the amounts specified in the Fee Letter (the “US Sponsor’s Fee” and the “Canadian Sponsor’s Fee” and collectively the “Sponsor’s Fee”) to the extent received by Servicer.

3. SERVICING OF LOANS

3.1	Notice of Loan Defaults

(a)          Within fifteen (15) days after the occurrence of a Loan Payment Default, Servicer shall send a notice of such Loan Payment Default to the applicable Borrower pursuant to Section 3.3(f) and notice to Sponsor pursuant to Section 3.2(i).

(b)          Following the sending of such notice of Loan Payment Default, Servicer shall as soon as is practicable, provide Sponsor with such other information relating to the Defaulted Borrower and the Defaulted Loan as Sponsor requests.

(c)          Servicer shall not be required to take any remedial action against any Defaulted Borrower under a Defaulted Loan and shall not be entitled to take any remedial action during any applicable Response Period except as expressly provided in the Loan Facility Agreement or hereunder.

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(d)          Sponsor shall have sole responsibility (and Servicer shall have no responsibility) for monitoring the Borrowers for Loan Defaults other than Loan Payment Defaults, including without limitation, reviewing the Compliance Certificates and financial statements to determine compliance with the financial covenants. Sponsor shall have the right to waive any Loan Default without the consent of Servicer; provided, however, that (i) Sponsor may only waive Loan Payment Defaults if Sponsor simultaneously cures such Loan Payment Defaults, (ii) Sponsor may not waive more than two consecutive Loan Payment Defaults for any Loan or more than four Loan Payment Defaults for any one Loan during any four-year period, (iii) Sponsor may not waive any Loan Default arising from the bankruptcy or insolvency of a Borrower or any Guarantor of such Loan, or the appointment of a receiver, trustee, custodian or similar fiduciary for such Borrower or Guarantor, or the assignment for the benefit of creditors or the seeking of relief from creditors under applicable law by such Borrower or Guarantor, or the offering of settlement or composition to the unsecured creditors of such Borrower or Guarantor generally, (iv) Sponsor may not waive any Loan Default arising from the termination (or non-renewal) of any Franchisee Agreement, of which Sponsor agrees to give prompt notice to the Servicer, and (v) Sponsor may not waive a default arising based upon the action or inaction of the Sponsor or any of its Subsidiaries.

3.2	Servicing and Administration of Loans

Servicer shall service and administer the Loans in accordance with the terms of this Agreement and its usual practices and procedures for loans of similar size and structure as determined by Servicer in its sole and absolute discretion. Notwithstanding the foregoing, so long as Sponsor is not in default hereunder and has a continuing obligation pursuant to the Loan Facility Agreement and this Agreement, Servicer shall be responsible for the following duties in connection with the service and administration of the Loans:

(a)          making of Advances pursuant to each Loan Commitment as set forth above;

(b)          maintenance of files containing the Loan Documents forwarded to Servicer by Sponsor or a Borrower; provided, however, that the Servicer shall have no responsibility for maintaining any documents (including, without limitation, landlord waivers, legal descriptions, leases or certificates of insurance) that are not actually delivered to the Bank and shall have no obligation to notify the Sponsor that it has not received any items other than the Loan Documents prepared by Servicer and sent to any Franchisee;

(c)          at the request of the Sponsor, review of the Loan files and give notice to Sponsor of any missing Loan Documents;

(d)          receipt of loan payments via check, ACH wire transfer, pre-authorized debits, or SWIFT transfer from the Borrowers and maintenance of adequate records of such payments (with the understanding that any ACH debit or pre-authorized debit for an Account of a Canadian Borrower made by Servicer which is rejected will be reinitiated only once);

(e)          notification to each US Borrower, by deposit into regular U.S. Mail, ten (10) days prior to each Payment Date, of a notice that the installment is coming due on such Payment Date, if any, and the amount of interest due on such date (or the amount that will be debited in the case of a Borrower who has authorized ACH debits or SWIFT transfers);

(f)          notification to each Canadian Borrower, by mail, email or fax, on the Business Day next succeeding the twenty-fifth (25th) day of each calendar month, by means of a detailed bill setting forth the total amount of principal and interest due and the Net Book Value of the Asset Dispositions during the preceding month not applied to Advances made during such month and summarizing all account activity during the preceding month (or the amount that will be debited in the case of a Borrower who has executed a PAD authorization or authorized SWIFT transfers).

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(g)          notification to such US Borrower, by deposit into regular U.S. Mail, ten (10) days after the Payment Date with respect to any installment, of a reminder notice that installment has not been received or notification to such Canadian Borrower, by email or fax, ten (10) days after the Canadian Payment Date with respect to any installment, of a reminder notice that installment has not been received

(h)          within five (5) days from the date an installment is thirty (30) days delinquent, notification to such Borrower, by mailing by registered U.S. Mail, of a letter demanding immediate payment of the past due amount of principal and interest to avoid further collection action, with a copy of such letter to be simultaneously delivered to Sponsor;

(i)          on each Business Day on which an Advance is made, notification to Sponsor by telecopy, of a report at the end of such Business Day summarizing the loan activity on such day and setting forth the available balance of the relevant Loan Commitment;

(j)          notification to Sponsor on weekly basis of all Defaulted Loans pursuant to a weekly delinquency report in the form of Exhibit J, with such report to list all Loans which are fifteen (15) days or more past due and provide (1) the amount past due, (2) the total principal outstanding, and (3) the number of days past due;

(k)          delivery to the Borrowers with Revolving Commitments within two Business Days after receipt of the calculation of the Franchisee Borrowing Base from Sponsor, of the amount of such Franchisee Borrowing Base and any additional required payments by the Borrower on the next Payment Date;

(l)          delivery to Sponsor of the “Quarterly Servicing Report” required by the Fee Letter and delivery to the Sponsor and the Participants of the Monthly Servicing Report and the Quarterly Servicing Report required by the Loan Facility Agreement;

(m)          delivery to Sponsor of a final Uniform Commercial Code or Personal Property Security Act search showing Servicer’s lien position;

(n)          delivery to Sponsor of copies of executed documents;

(o)          notification to the Sponsor by email of the Canadian LIBOR rate and US LIBOR rate for the upcoming Payment Period on the date such rates are set;

(p)          delivery of a report to Sponsor, by the 15th of each month, in a form to be mutually agreeable to the Sponsor and the Servicer, of all loans maturing in the following 180 days;

(q)          delivery of a report to Sponsor, by the 20th of each month, in a form to be mutually agreeable to the Sponsor and the Servicer, setting forth the amount of principal due and payable on Line of Credit Loans on the next Payment Date by US Borrowers and Canadian Borrowers;

(r)          delivery of a report to Sponsor, by the 10th day following the end of each fiscal quarter, in a form to be mutually agreeable to the Sponsor and the Servicer, setting forth the maturity date and amount of each Loan;

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(s)          delivery of a report to Sponsor, on any Business Day on which Servicer provides an advance on a Line of Credit Commitment to pay any invoice on behalf of a US Borrower, in a form to be mutually agreeable to the Sponsor and the Servicer, setting forth the Loan Commitment, the balance of the Loan and the remaining available Loan Commitment for such US Borrower following such Advance; and

(t)          delivery of a report to Sponsor, on or about the 5th Business Day of each month, in a form to be mutually agreeable to the Sponsor and the Servicer, setting forth for each Canadian Borrower the Loan Commitment for such Canadian Borrower, the balance of any Loans to such Canadian Borrower and the remaining available Loan Commitment for such Canadian Borrower.

3.3	Waiver of Loan Defaults. Sponsor may waive any financial covenant Loan Default of a Borrower by sending to the Servicer for execution a Default Waiver Letter, which Servicer agrees to execute and mail to the appropriate Borrower if such Default Waiver Letter is in form and substance satisfactory to the Servicer.

3.4	Preservation of Lien Priorities; Assignment of Rights

Until the earlier of Servicer’s receipt of payment in full of a Loan and termination of the applicable Loan Commitment or the purchase by Sponsor of a Loan pursuant to the terms of the Loan Facility Agreement, Servicer shall, if the Loan is secured, (i) prepare amendments to financing statements promptly upon receipt of written notice of change of name or address or location of debtors or the Collateral thereunder and file such amendments or a new financing statement, in the case of a change in the debtor’s location or the location of the Collateral, in the appropriate location based on the information contained in such notice, promptly upon return thereof by the debtor, (ii) timely file continuation statements pertaining to such Financing Statements and (iii) take all other reasonable action requested by Sponsor to protect the priority of liens or security interests with respect to the Collateral securing each Loan, all at Sponsor’s expense. Upon the purchase by Sponsor of a Loan pursuant to the terms of the Loan Facility Agreement, or in the event that Sponsor reimburses Servicer or otherwise becomes obligated to Servicer for expenses (including without limitation, funding losses) of Servicer incurred in connection with a proposed loan which was never consummated that have not been reimbursed by the applicable Borrower, Servicer shall be deemed to have assigned to Sponsor all rights and remedies that Servicer may have had against the Borrower in accordance with and subject to the limitations of Section 10.15 of the Loan Facility Agreement. In connection with such deemed assignment, Servicer agrees to execute on a timely basis all such instruments and documents as are reasonably requested in order to evidence Sponsor’s rights or to permit Sponsor to exercise such rights, including without limitation, forms of assignments, all without recourse to, or representation or warranty by, Servicer.

18

3.5	Amendments to Loan Documents; Further Documentation

Except to correct an immaterial ambiguity or manifest error, Servicer shall not agree to any amendment of the applicable Loan Documents after closing of any Loan without the prior written approval of Sponsor unless a Credit Event has occurred and is continuing or the Sponsor has no further obligations pursuant to its guaranty obligations with respect to such Loan. Upon receipt of either such approval, or written instructions from Sponsor directing Servicer to do so, Servicer shall timely prepare written amendments to the Loan Documents or other documents relating to the Loan in accordance with such approval or instructions, and shall use its reasonable efforts to obtain on a timely basis the signatures of the Borrower and/or other appropriate signatories to such Loan Documents or other documents; provided that, such amendments are not inconsistent with the terms of the Operative Documents (with the express understanding that to the extent that Servicer has any questions regarding such consistency, Servicer shall be entitled to refuse to prepare or execute such amendments until receipt of approval from the Participants pursuant to the Loan Facility Agreement). Within fifteen (15) days after obtaining such signatures, Servicer shall send Sponsor photocopies of the original fully executed documents. Servicer shall be entitled to charge Sponsor, or upon Sponsor’s written instructions, the applicable Borrower, reasonable attorneys’ fees actually incurred and other expenses relating to the preparation of such amendments or other documents.

3.6	Actions by Servicer

Unless a Credit Event has occurred and is continuing or the Sponsor has no further obligation pursuant to its guaranty set forth in the Loan Facility Agreement, Servicer shall at all times endeavor to comply with the requirements set forth in this Servicing Agreement and the Loan Facility Agreement, provided that Servicer shall not be required to take any action which it reasonably determines would expose Servicer to unreasonable risk of liability or which is contrary to applicable law or which is contrary to the terms of the Operative Documents.

4. AUDIT AND REPORTING OBLIGATIONS WITH RESPECT TO LINE OF CREDIT LOANS.

Each Loan Agreement for a Line of Credit shall authorize Servicer or representatives of Servicer, including Sponsor, to conduct periodic field audits of each Borrower. Servicer, in its sole discretion, may (at Servicer’s expense, unless a Credit Event has occurred and is continuing and then at Sponsor’s expense) at any time and from time to time, undertake to perform an independent field audit of any or all of the Borrowers with Line of Credit Commitments (with such audit to be performed by officers or employees of Servicer or other persons retained by Servicer for such purpose). Sponsor shall cooperate fully with Servicer in connection with any such independent audit.

5. MISCELLANEOUS

5.1	Communications

Unless otherwise provided in the Loan Facility Agreement or under this Servicing Agreement, all communications under this Servicing Agreement shall be sent in accordance with the notice procedures set forth in Section 15.1 of the Loan Facility Agreement.

19

5.2	Waivers.

No party hereto shall be deemed to have waived any of its rights under this Servicing Agreement unless such waiver is in writing and signed by the party for whose benefit such provision was intended. No delay or omission on the part of any party hereto in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

5.3	Governing Law.

THIS SERVICING AGREEMENT SHALL BE CONSTRUED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

5.4	Successors and Assigns.

This Servicing Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

5.5	Amendments; Consents.

No amendment, modification, supplement, termination, or waiver of any provision of this Servicing Agreement and no consent to any departure by Sponsor therefrom, may in any event be effective unless in writing signed by Servicer, and then only in the specific instance and for the specific purpose given.

5.6	Indemnification by Servicer.

Without limiting any other rights which Sponsor may have under the Operative Documents or under applicable law, and subject to the notice and other procedural requirements of Section 11.2 of the Loan Facility Agreement, Servicer hereby agrees to indemnify upon demand and hold Sponsor harmless from and against all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees actually incurred and disbursements as and when incurred, awarded against or incurred by Sponsor, which directly arise out of Servicer’s gross negligence or willful misconduct in connection with its administration of the Franchisee Loan Program.

Sponsor expressly acknowledges and agrees that Servicer shall exercise with respect to the Franchisee Loan Program the same standard of care and diligence in the performance of its duties, responsibilities and obligations under the Operative Documents as it generally exercises with respect to loans of a similar size and structure in Servicer’s sole and absolute discretion. Notwithstanding the foregoing, neither Servicer nor any of its directors, officers, agents or employees shall have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Operative Documents (other than any of the foregoing made by any of them), any Loan Document or any borrowing hereunder or thereunder, (ii) the performance or observance of any of the covenants or agreements of any Borrower; (iii) the satisfaction of any condition specified in Article 4 of the Loan Agreements, except receipt of the Loan Documents; or (iv) the validity, effectiveness or genuineness of the Operative Documents or any of the Loan Documents or any other instrument or writing furnished in connection herewith or therewith, provided, however, that in each case Servicer, its directors, officers, agents and employees are acting in good faith and without actual knowledge of a defect in or invalidity of any of the foregoing; or if Servicer, its directors, officers, agents or employees do have knowledge of any such defect or invalidity, provided that Sponsor: (x) has been promptly notified by Servicer of such defect or invalidity; and (y) has expressly consented to any and all actions to be taken by Servicer, its directors, officers, agents or employees as a result of, which is attributable to, or otherwise relates to, such defect or invalidity. Servicer shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a wire, telex or similar writing) given in accordance with other provisions of this Agreement reasonably believed by it to be genuine or is otherwise in accordance with the instructions of Sponsor.

20

5.7	Entire Agreement.

This Servicing Agreement and the other Operative Documents executed and delivered contemporaneously herewith, together with the exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby. The execution of this Servicing Agreement and the other Operative Documents by Sponsor was not based upon any facts or materials provided by Servicer, nor was Sponsor induced to execute this Servicing Agreement or any other related document by any representation, statement or analysis made by Servicer.

5.8	Captions.

The captions in this Servicing Agreement are included for convenience only and shall not in any way affect the interpretation or construction of any of the provisions hereof.

5.9	Severability.

If any one or more parts, terms, provisions, paragraphs, or Sections of this Servicing Agreement shall be held to be illegal or in conflict with state or federal law, the remaining shall continue in full force and effect.

5.10	Counterparts.

This Servicing Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto where upon the same instrument.

5.11	Effect of Amendment and Restatement.

This Agreement constitutes an amendment and restatement of the Existing Servicing Agreement and is not, and is not intended by the parties to be, a novation of the Existing Servicing Agreement. All rights and obligations of the parties shall continue in effect, except as otherwise expressly set forth herein. All references in the Operative Documents to the Servicing Agreement shall be deemed to refer to and mean this Amended and Restated Servicing Agreement, as the same may be further amended, supplemented, and restated from time to time.

21

IN WITNESS WHEREOF, the parties hereto have caused this Servicing Agreement to be duly executed as of the day and year first above written.

AARON’S, INC.

By:
Gilbert L. Danielson
Executive Vice President and
Chief Financial Officer

SUNTRUST BANK, as Servicer

By:
Title:

22

Exhibit A

To

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF ACH AUTHORIZATION

_____________________ __, 20__

SunTrust Bank

3333 Peachtree Road, N.E., 3rd Floor

Mail Code 1802

Atlanta, Georgia 30326

Attention: Aaron’s Program Manager

Re:	$__________________ Line of Credit (the “Loan Commitment”) to [Here insert name of Borrower] from SunTrust Bank

Ladies and Gentlemen:

In consideration of SunTrust Bank (the “Bank”) extending the Loan Commitment described above to the undersigned pursuant to that certain Line of Credit and Security Agreement dated as of even date herewith (the “Loan Agreement”; all terms used herein without definition to the have the meanings set forth in the Loan Agreement), the undersigned hereby authorizes SunTrust Bank (or any subsequent holder of the promissory note evidencing the loans made pursuant to the Loan Commitment (the “Loan”) to whom the Bank may assign such Loan) to debit the accrued and unpaid interest due with respect to the Loan and all principal amounts due with respect to the Loan on each Payment Date and, upon maturity, including, without limitation, [all principal amounts due with respect to Asset Dispositions NOTE: Remove for Revolving Loans or US Term Loans], or as otherwise agreed upon from time to time by the Bank and the undersigned in writing from the undersigned’s account more particularly described as follows:

Bank Name:
ABA No.:
City, State:
Account Name:
Account No.:

The undersigned further agrees that this authorization shall remain in full force and effect until that date which is ten (10) business days following receipt by the Bank of written notice from the undersigned that such authorization is revoked which notice is addressed as follows:

SunTrust Bank

3333 Peachtree Road, N.E., 3rd Floor

Mail Code 1802

Atlanta, Georgia 30326

Attention: Aaron’s Program Manager

The undersigned further agrees to immediately notify the Bank of any change in any of the information set forth above and to take any other action as the Bank may reasonably request to allow the Bank to initiate such preauthorized automatic payments of the Loan.

Very truly yours,

[BORROWER]

By:________________________
Title:_____________________

EXHIBIT B

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF DEFAULT WAIVER LETTER

[Borrower]

[Address]

Dear [Name of Borrower]:

THIS NOTICE OF EVENT OF DEFAULT (the “Notice”) dated [________] is given by SunTrust Bank (“Bank”) to [Borrower] (“Borrower”) pursuant to that certain [Loan and Security Agreement][Loan Agreement] dated as of [___________], by and between Bank and Borrower (as amended or modified through the date hereof, the “Agreement”). All terms used herein without definition shall have the meanings ascribed to such terms in the Agreement.

In accordance with the terms of the Agreement and the applicable Loan Documents, the Bank established a [Revolving][Term Loan][Line of Credit] Commitment in favor of Borrower in an aggregate principal amount not to exceed at any one time outstanding [______________] and no/100 dollars ($_________), of which $___________ principal together with $_________ accrued interest thereon is outstanding as of the date hereof.

Borrower is hereby notified that an Event of Default has occurred because [Borrower failed to pass the __________ covenant for the period ending ___________ as provided in Section 6 of the Agreement] [failed to pay when due the latest monthly installment of principal and interest owed to the Bank under the Agreement].

Pursuant to the Agreement, Borrower is hereby given notice of such Event of Default. [Bank hereby waives the Event of Default resulting from a failure to comply with the financial covenant set forth in Section __ of the Agreement.] [Borrower may cure such Event of Default before ______________. Thereafter, pursuant to Section 10 of the Agreement, Bank shall have the right to terminate immediately the Loan Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, due and payable upon receipt by Borrower of written demand.]

SUNTRUST BANK

By:

Title:

EXHIBIT C

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC.

FRANCHISEE LOAN PROGRAM

FORM OF COMMITMENT LETTER

(Borrower with Line of Credit Loan)

[Letterhead of SunTrust Bank]

[Borrower]

Address

Attention: ___________________

Re: $                Line of Credit From SunTrust Bank

[Ladies/Gentlemen]:

I am pleased to advise you that SunTrust Bank (the “Bank”) has committed to make available to ___________________ (the “Borrower”) a revolving line of credit in an aggregate principal amount at any one time outstanding not to exceed $_________ (the “Line of Credit”) upon terms generally outlined below and subject to execution and delivery of definitive loan documents and completion of the Bank’s due diligence with results satisfactory to the Bank in its sole discretion.

While the specific terms of the Line of Credit will be documented following acceptance of this commitment, a general outline of the terms follows:

1.	[Advances pursuant to the Line of Credit will be used solely for the purpose of honoring requests from Borrower, made through the Aaron’s, Inc.’s proprietary point of sale software system (the “Aaron’s Proprietary System”), for ACH transfers to suppliers of purchased merchandise in payment of invoices approved by Aaron’s Inc. (“Aaron’s”), including any freight charges to the extent Aaron’s consents thereto, or with Aaron’s consent, to Borrower’s own account for the payment of sales use taxes.][Advances pursuant to the Line of Credit will be used solely for the purpose of honoring requests from Borrowers, made through Aaron’s Inc. (“Aaron’s”) by fax, email or other electronic forms of notification to the Servicer by 12:00 Noon on the last Business Day immediately prior to the 10th or 25th day of each month, for SWIFT transfers to suppliers of Merchandise in payment of invoices approved by Aaron’s, for payment of applicable provincial sales tax or customs duty and for payment of freight charges to the extent Aaron’s consents thereto, or with Aaron’s consent, to Borrower’s own account for the payment of sales use taxes.] 1

1 Second Option is for Canadian Borrowers

2.	The Line of Credit will be established for an initial term of 364 days but such term will be automatically renewed for successive 364 day periods unless the Bank provides you with written notice to the contrary at least ninety (90) days prior to the first anniversary of the Line of Credit. In addition, the Bank may terminate the Line of Credit upon ninety (90) days’ written notice to you, and you may terminate the Line of Credit at any time upon written notice to the Bank.

3.	Each advance must be in the amount of $500 or more, and each advance made pursuant to the line of credit will be repaid in [eighteen (18) or]2 twenty-four (24) equal monthly principal installments, [as designated by Bank (at the direction of Aaron’s)] pursuant to the Line of Credit loan documentation.

4.	The outstanding amount of the Line of Credit will bear interest at a floating rate which is equal to_____ percent (___%) above the [Bank’s “Prime Rate”. The “Prime Rate” is the the per annum rate of interest designated from time to time by the Bank to be its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate of interest that is being offered by the Bank to its borrowers.][Canadian Prime Rate. The “Canadian Prime Rate” is, on any date of determination, the higher of (a) the reference rate of interest, expressed as an annual rate, publicly announced or posted from time to time by Bloomberg on page BTMM for Canadian Money Market rates or (b) the average one month Bankers’ Acceptance rate quoted on Reuters Service, page CDOR, as at approximately 10:00 a.m. (Toronto, Ontario time) on such day plus 1% per annum.] All interest shall be payable monthly and shall be calculated on the basis of a 360 day year.

5.	The Borrower will pay a loan closing fee equal to $500 which is due at closing.

6.	The Borrower shall pay a commitment fee (the “Commitment Fee”) on any unused portion of the Line of Credit in the amount of ____ percent (___%) per annum, such Commitment Fee to be paid quarterly in arrears on every third payment date, commencing on ________________.

7.	The Line of Credit will be secured by a first priority blanket lien and security interest on all of the Borrower’s assets, including without limitation, a first priority security interest in the Borrower’s inventory and lease/purchase contracts. _______________________ and _______________________ shall personally guarantee the entire amount outstanding pursuant to the Line of Credit.

8.	Borrower will be subject to periodic field audits by Aaron’s and the Bank, with the scope and frequency to be determined by Aaron’s and the Bank. In addition, Aaron’s will share with the Bank information received through the Aaron’s Proprietary System regarding Borrower and the Bank will share with Aaron’s, Inc. information regarding the Borrower’s Line of Credit.

9.	Borrower will provide the Bank with regular reports on the Borrower’s collateral and financial condition in form and frequency acceptable to the Bank.

10.	[Borrower will maintain a demand deposit account with the Bank to pay approved vendor invoices.][Borrower will maintain a foreign currency transaction account with the Bank to pay approved vendor invoices.] Advances under the Line of Credit will be made into such account to pay [ACH transfer requests initiated by Borrower through the Aaron’s Proprietary System][SWIFT transfer requests from Aaron’s at the direction of the Borrower through fax, email or other electronic forms of notification by 12:00 Noon on the last Business Day immediately prior to the 10th or 25th day of each month solely for the purposes set forth above.

2 18 month option only available for US Borrowers

11.	The loan documents will contain such covenants, representations and warranties and events of default as are customary in loan facilities of this size and nature, which will include the following financial covenant(s):

(a)	[(i) Rental Revenue to Debt Service. Commencing on the first day of the calendar quarter in which the 25th month following the Opening Date (as defined below) of the first store location of the Borrower occurs and measured as of the last day of the calendar quarter in which such 25th month occurs and on the last day of each calendar quarter thereafter, the ratio of the Borrower’s rental revenue to debt service for such quarter shall not be less than 2.2:1.0;]3

(b)	Debt to Rental Revenue. [Commencing on the first day of the calendar quarter in which the first day of the 19th month following the Opening Date (as defined below) of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 19th month occurs and on the last day of each calendar quarter thereafter,][On the last day of each calendar quarter] the ratio of Borrower’s debt to Borrower’s rental revenue, shall not exceed [__]:1.0; and 4

To the extent any of the financial covenants set forth above in this Section 11 are calculated based upon the date determined by Aaron to be the opening date of a store location (the “Opening Date”), the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt service and debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores’ aggregate net book value of merchandise by the net book value of merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

As a condition to closing, the Bank will require the following:

1.	An original executed [Loan and Security Agreement,][Loan Agreement, security agreement,] an original executed Master Note, related UCC financing statements or Personal Property Security Act financing statements, executed Franchise Agreement with Aaron’s, Inc., original executed guaranties, spousal consents, original executed landlord’s waivers, evidence satisfactory to the Bank that it has a first priority perfected lien on all assets of the Borrower and appropriate waivers, subordination agreements and other similar documents as may be requested by the Bank;

3 Note: This covenant will not apply in the case of any Borrowers who have Revolving Loans or Term Loans as, in such case, the Borrowing Base in the applicable Loan Agreement will apply in lieu of this covenant.

4 Note: This covenant will apply and be tested on last day of each calendar quarter and not be tied to any Opening Date of store locations in the case of any Borrowers who have Revolving Loans or Term Loans. Covenant levels for this covenant will be established by Sponsor in the applicable Loan Agreement for each Borrower.

[2.	If the Borrower is a corporation, copies of the Borrower’s articles or certificate of incorporation (or equivalent), certified by the Secretary of State (or equivalent) of its jurisdiction of organization (or, if the Secretary of State (or equivalent) does not generally provide such copies, certified by the corporate secretary of the Borrower), copies of the Borrower’s by-laws and current incumbency certificate, if the Borrower is a partnership, a copy of the current partnership agreement, if the Franchisee is a limited liability company, a copy of the current operating or limited liability company agreement and if the Borrower is a sole proprietor, a Statement of Sole Proprietorship (or equivalent) in the form provided by Bank as well as, for all Borrower’s, copies of certified resolutions of the Borrower’s board of directors or other appropriate authorizations, and an original certificate of good standing (or equivalent) from the Secretary of State (or equivalent) of the state or territory where the Borrower is incorporated or organized.

3.	Evidence of the Borrower’s insurance on the inventory and other property in amounts and including such types of coverage and with such insurers as the Bank may approve naming the Bank as loss payee and additional insured.

4.	Such other documentation as the Bank may deem necessary or appropriate for the proposed financing.

This commitment expires fourteen (14) days following the date of this letter unless accepted below and returned to the Bank by that date. The Borrower understands that this commitment letter is being provided at the request of Aaron’s, Inc. pursuant to a loan program established for certain franchisees of Aaron’s, Inc. By acceptance of this Commitment Letter, the Borrower agrees to pay all legal fees and expenses incurred by the Bank in connection with the Line of Credit, regardless of whether the Line of Credit closes.

This commitment is subject to the execution of loan documents satisfactory to the Bank in its sole discretion, satisfactory completion of the Bank’s due diligence and other conditions to closing set forth herein and in the loan documents. Unless definitive loan documents evidencing the Line of Credit are executed and delivered to the Bank within ninety (90) days after the Bank receives this executed commitment letter, this commitment shall expire and the Bank shall have no further obligation hereunder.

Please feel free to call me at (404) _____ between the hours of 8:30 a.m. and 5:00 p.m. on Monday through Friday. If you wish to contact us by telecopy, our telecopy number is (404) 588-___. We are delighted to offer this credit facility to you and look forward to a mutually beneficial relationship.

Sincerely,

SUNTRUST BANK

By:
Title:

Acknowledged and accepted
the _____ day of ___________, 20___.

By:
Title:

EXHIBIT D

To

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE LOAN PROGRAM

FORM OF CORPORATE AUTHORIZATION

I, the undersigned, hereby certify that I am the Secretary and custodian of the records of ______________________________, a corporation duly organized and existing under the laws of ___________ (hereinafter “Corporation”); that the following is true and correct copy of certain resolutions duly adopted by the Board of Directors of the Corporation [by unanimous written consent][at a meeting duly held on the ______ day of ______________, _____, at which a quorum was present,] and that the following resolutions are in conformity with the articles and by-laws and any unanimous shareholder agreement or unanimous shareholder declaration of said Corporation and have not since been rescinded or modified.

RESOLVED, that the President be and is hereby authorized on behalf of the Corporation from time to time to borrower money, obtain credit and procure loans from ______________________ (hereinafter, the “Lender”), without limit as to amount; to sell or discount any notes, bills or accounts, acceptances or any other instruments to the Lender; to assign pledge, convey, transfer, mortgage or otherwise create a lien upon any real and/or personal property of the Corporation as security for the payment and performance of any and all indebtedness, liabilities and obligations of the Corporation to the Lender, whether in the usual course of business or otherwise; to enter into any other agreement with the Lender in regard to commercial banking transactions; and, in furtherance of and in connection with the foregoing, to make, execute and deliver in the name of and on behalf of the Corporation, under its corporate seal or otherwise, such agreements, documents or instruments deemed reasonable or necessary;

RESOLVED FURTHER, that all actions heretofore taken by the officer or officers named herein in obtaining loans or credits on behalf of the Corporation and in the exercise of the authority and powers herein granted are hereby ratified, adopted and confirmed; and that the Lender is hereby authorized directed to pay the proceeds of any such loans or credits as directed by said officers, whether for payment or credit to the account of the Corporation with the Lender or with another financial institution, or to such officers, or any third person or otherwise; and

RESOLVED FURTHER, that the custodian of the records of the Corporation is authorized and directed to furnish said Lender a certified copy of these resolutions, which shall continue in full force and effect until written notice of the rescission or modification of the same has been received by the Lender, and to furnish the Lender the names and specimen signatures of the officer(s) named herein, and such persons from time to time holding the above positions, herewith and/or on the Lender’s usual form of signature card.

I hereby certify that the following are the names and specimen signatures of the officer(s) listed in the foregoing resolutions and that each presently hold the title indicated and has full authority for all acts unless noted herein.

Name	Title:President	Signature

Name	Title: Secretary	Signature

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation this __st day of ____________, _____.

[Corporate Seal]	[NAME OF CORPORATION]

By:
Title:

EXHIBIT E

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF FUNDING APPROVAL NOTICE

NEW BORROWER

Borrower Type:	☐ US Franchisee ☐ Canadian Franchisee

Commitment:	☐ Line of Credit $______________________
☐ Revolving Commitment $_____________
☐ Term Loan Commitment $____________
Term Loan - Term: ___ months / Interest Only: ___ months

Anticipated Closing Date:	__________________________________________________

Term of UCC for Canadian

Borrowers:	10 years unless otherwise specified ( 1-25 years)

Legal Name of Franchisee:	__________________________________________________

Owner’s Name / Title (Signer)	_________________________(Name), ______________(Title)

Owner’s Contact Information
Email Address:	____________________________________________________
Business Phone Number:	_____________________________________________
Cell Number:	_____________________________________________
Fax Number:	_____________________________________________

Principal Place of Business:	__________________________________________________

__________________________________________________

Primary Location for Use
of Loan Proceeds:	__________________________________________________

State / Province of
Organization:	__________________________________________________

Legal Entity Type:	☐ C-Corp ☐ S-Corp ☐ LLC ☐ Partnership

Federal Tax ID # (US) /
Canadian Business #:	__________________________________________________

US Franchisee
Address for invoice if different
from principle place of business:	_____________________________________________

Canadian Franchisee
Preferred method of
invoice receipt:	Fax Number________________ OR
E-mail Address_______________

Store Locations:	__________________________________________________
(attach schedule, if needed)	Complete address ☐ Owned ☐ Leased

If leased, Landlord Waiver attached?: ☐ Yes ☐ No-forthcoming ☐ No - waived

__________________________________________________
Complete address

If leased, Landlord Waiver attached?: ☐ Yes ☐ No-forthcoming ☐ No - waived

__________________________________________________

Complete address

If leased, Landlord Waiver attached?: ☐ Yes ☐ No-forthcoming ☐ No – waived

Commitment Fee:	__________________________________________________

Closing Fee:	__________________________________________________

Interest Rate:	Prime Rate plus ______%

Debt to Rental Ratio:	_________

Annual Sales:	$__________________
(last full year of sales per income statement or tax return)

ATTACH COPY OF DRIVERS LICENSE FOR ALL PERSONAL GUARANTORS
ATTACH CORPORATE DOCUMENTS FOR ALL CORPORATE GUARANTORS

Guarantor(s):	yes ☐ no ☐
(Personal and Corporate)	Name	SSN/Tax ID Shareholder?

Complete Address

yes ☐ no ☐
Name	SSN/Tax ID Shareholder?

Complete Address

yes ☐ no ☐
	Name	SSN/Tax ID Shareholder?

Complete Address

Non-Guaranteeing Spouse(s):
Name

Complete Address

Name

Complete Address

Name

Complete Address

US Franchisee:
Any corporate names
used in the last 5 years:

Canadian Franchisee:
All predecessor corporate names used
since the initial incorporation of the
oldest predecessor corporation:

Copy of Executed Franchisee
Application Attached	☐ YES ☐ NO

Copy of Corporate Documents
for Franchisee	☐ YES ☐ NO
for Corporate Guarantor(s)	☐ YES ☐ NO
Attached
C-Corp:	Articles of Inc.
S-Corp:	Articles of Inc.
LLC:	Articles of Org. AND Operating Agreement
Partnership:	Partnership Agreement

Executed Pre-Filing Authorization Letter
for Financing Statements Attached	☐ YES ☐ NO

FOR FRANCHISEE WITH REVOLVING COMMITMENT OR TERM LOAN COMMITMENT

☐ See attached spreadsheet for non-standard financial covenants.

Pursuant to Section 2.1 of that certain Amended and Restated Servicing Agreement executed in connection with that certain Second Amended and Restated Loan Facility Agreement and Guaranty dated as of June 18, 2010 (the “Agreement”) by and between SunTrust Bank (“ST”) and each of the other lending institutions party thereto (ST, such lenders, together with any assignees thereof becoming “Participants”), and SunTrust Bank, as servicer and agent for the Participants (in such capacity, the “Servicer”), and Aaron’s, Inc. (“Aaron”), Aaron hereby certifies to the Servicer that it has approved the Franchisee for a franchise license and for participation in the Program and directs the Servicer to establish a Loan Commitment to the above-referenced Franchisee in accordance with the terms set forth herein and pursuant to the terms and subject to the further conditions of the Agreement and the Amended and Restated Servicing Agreement. Sponsor hereby expressly consents to the liens granted by the above-referenced Franchisee, in favor of the Servicer.

AARON’S, INC.	(DATE)_________________ __, ____

By:	_____________________
Title:	____________________

EXHIBIT E

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF FUNDING APPROVAL NOTICE

EXISTING BORROWER

Borrower Type:	☐ US Franchisee ☐ Canadian Franchisee

Commitment:	☐ Line of Credit $______________________
☐ Revolving Commitment $_____________
☐ Term Loan Commitment $____________
Term Loan - Term: ___ months / Interest Only: ___ months

Anticipated Closing Date:

Legal Name of Franchisee:

Primary Location for Use
of Loan Proceeds:

Store Locations:
(attach schedule, if needed)	Complete address
(attach Landlord Waiver, if
applicable, for newly added	Complete address
store(s))
Complete address

Commitment Fee:

Closing Fee:

Interest Rate:	Prime Rate plus ______%

Debt to Rental Ratio:	_________

Annual Sales:	$______________
(last full year of sales per income statement or tax return)

ATTACH COPY OF DRIVERS LICENSE FOR ALL NEW PERSONAL GUARANTORS
ATTACH CORPORATE DOCUMENTS FOR ALL NEW CORPORATE GUARANTORS

ADD Guarantor(s):		yes ☐ no ☐
(Personal and Corporate)	Name	SSN/Tax ID Shareholder?

Complete Address

yes ☐ no ☐
	Name	SSN/Tax ID Shareholder?

Complete Address

REMOVE Guarantor:	yes ☐ no ☐
	Name	SSN/Tax ID Shareholder?

Complete Address

ADD Non-Guaranteeing Spouse(s):
Name

Complete Address

Name

Complete Address

REMOVE Non-Gty Spouse:
Name

Complete Address

FOR FRANCHISEE WITH REVOLVING COMMITMENT OR TERM LOAN COMMITMENT

☐ See attached spreadsheet for non-standard financial covenants.

Other Changes or Comments:

Pursuant to Section 2.1 of that certain Amended and Restated Servicing Agreement executed in connection with that certain Second Amended and Restated Loan Facility Agreement and Guaranty dated as of June 18, 2010 (the “Agreement”) by and between SunTrust Bank (“ST”) and each of the other lending institutions party thereto (ST, such lenders, together with any assignees thereof becoming “Participants”), and SunTrust Bank, as servicer and agent for the Participants (in such capacity, the “Servicer”), and Aaron’s, Inc. (“Aaron”), Aaron hereby certifies to the Servicer that it has approved the Franchisee for a franchise license and for participation in the Program and directs the Servicer to establish a Loan Commitment to the above-referenced Franchisee in accordance with the terms set forth herein and pursuant to the terms and subject to the further conditions of the Agreement and the Amended and Restated Servicing Agreement. Sponsor hereby expressly consents to the liens granted by the above-referenced Franchisee, in favor of the Servicer.

AARON’S, INC.	(DATE)_________________ __, ____

By:	_____________________
Title:	____________________

EXHIBIT F

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

Form of US GUARANTY AGREEMENT

SUNTRUST	Unlimited Continuing Guaranty Agreement

The “Lender” referred to in this Agreement is: SunTrust Bank

Lender’s address is 3333 Peachtree Road, 3rd Floor/Mail Code 1802; Atlanta, GA 30326

Guarantor(s):	Borrower:
«Guarantor»	«Borrower»

1.          CONSIDERATION. To induce Lender to extend credit or other financial accommodations to Borrower, or to continue to extend credit or other financial accommodations to Borrower, and in consideration therefore, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor (which term shall mean each Guarantor named herein individually and all Guarantors named herein collectively) does hereby agree as follows:

2.	DEFINITIONS:

2.1	“Lender” shall include the bank set forth above and any Person acting as its nominee or agent, and any member of its affiliated group as such term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended.

2.2	“Liability” and “Liabilities” shall include all obligations, liabilities and undertakings of Borrower to Lender, whether now existing or hereafter arising, irrespective of their nature, whether direct, indirect, absolute or contingent as maker, drawer, guarantor, surety, endorser or otherwise, either individually or jointly or severally with any other Person or Persons, including, without limitation, all obligations of Borrower to reimburse Lender with respect to any letters of credit issued by Lender upon the application of Borrower, with interest thereon at the rate or rates provided in the obligation, liability or undertaking guaranteed hereby or at the maximum rate allowed from time to time by law, whichever is less, and all renewals or extensions in whole or in part of any of said obligations, liabilities or undertakings, including any and all damages, losses, costs, fees and expenses of every kind and description suffered or incurred by Lender arising in any manner out of or in any way connected with, or growing out of said obligations, liabilities and undertakings, including without limitation, all attorney’s fees, costs and expenses of collection whether suit be brought or not, including costs, expenses and attorney’s fees on appeal if appeal is taken.

2.3	“Borrower” shall mean, individually and collectively, any individual or individuals, association, partnership, corporation or other entity named herein as Borrower and (i) all successors, assigns, heirs, executors, administrators and personal representatives of the Borrower, (ii) any individual or individuals, association, partnership, corporation or other entity to which all or substantially all of the business or assets of said Borrower shall have been transferred, (iii) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner, and (iv) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

2.4	“Person” and “Persons” shall include natural persons, partnerships, and incorporated and unincorporated entities and associations of every kind.

3.          OBLIGATION OF GUARANTOR. Guarantor hereby absolutely and unconditionally delivers this Guaranty to Lender and hereby absolutely and unconditionally guarantees to Lender and any transferee of this Guaranty or of any Liability guaranteed hereby, the prompt and full payment of all Liabilities. Guarantor agrees that if Borrower fails to fully and timely perform any Liability, Guarantor will fully and timely perform the Liability without resort by the Lender to any other Person. Any obligation of the Guarantor hereunder is in addition to and shall not prejudice or be prejudiced by any other agreement, instrument, surety or guaranty (including any other agreement, instrument, surety or guaranty signed by Guarantor) which Lender may now or hereafter hold relative to any of the Liabilities. Any payment of Guarantor hereunder may be applied to any of the Liabilities as Lender may choose. The obligation of Guarantor to Lender hereunder is primary, absolute and unconditional.

4.          TERM OF GUARANTY.         Guarantor acknowledges that there may be future advances by Lender to Borrower (although Lender may be under no obligation to make such advances) and that the number and amount of the Liabilities are unlimited and may fluctuate from time to time hereafter. Guarantor expressly agrees that Guarantor’s obligation hereunder shall remain absolute, primary and unconditional notwithstanding such future advances and fluctuations, if any, and agrees that, in any event, this agreement is a continuing guaranty and shall remain in force at all times hereafter, whether there are any Liabilities outstanding or not, until all originals hereof are returned to Guarantor by Lender or until a written notice from Guarantor terminating this Guaranty has been received and acknowledged by Lender, but such written termination shall not release Guarantor from any obligation for payment of (i) any and all Liabilities then in existence; (ii) any renewals or extensions thereof, in whole or in part, whether such renewals or extensions are made before or after such termination; and (iii) any damages, losses, costs, interest, charges, attorney’s fees or expenses then or thereafter incurred in connection with the Liabilities or any renewals or extensions thereof.

5.          PROPERTY IN LENDER’S POSSESSION.         As security for the payment of the Liabilities and the obligation of Guarantor hereunder, Guarantor hereby assigns and grants a security interest to Lender in: (i) all property of Guarantor in or coming into the possession, control, or custody of Lender, or in which Lender has or hereafter acquires a lien, security interest, or other right; and (ii) any existing or hereafter created lien or security interest in favor of Guarantor in any property of Borrower. Guarantor hereby agrees that any rights Guarantor may now or hereafter have in any collateral securing any of the Liabilities or against Borrower or any property of Borrower, including rights arising by virtue of subrogation or otherwise, shall be subordinate and junior to Lender’s rights to said collateral or property and to Lender’s indefeasible right to the prior payment of the Liabilities. Guarantor hereby grants to Lender a lien on, and a security interest in, the deposit balances, funds, accounts, items, certificates of deposit, securities, other property and the monies of Guarantor now or hereafter in the possession or custody of Lender for any purpose (including property left in safekeeping or custody) or on deposit with Lender to secure, and as collateral for, the payment and performance of this Guaranty as well as of any other obligation or liability (present or future, absolute or contingent, due or not due) of Guarantor to Lender. Lender may at any time and from time to time, without demand or notice, appropriate and set off against such deposit balances, funds, accounts, items, certificates of deposit, securities, other property and monies and apply the same to the obligations of Guarantor hereunder.

Initials________      Initials________      Initials________

6.          CONSENT TO LENDER’S ACTS. Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval of Guarantor or Borrower, and without in any way affecting the obligation of Guarantor hereunder, Lender may, with or without consideration: (i) release, compromise, or agree not to sue, in whole or in part, Borrower, any Guarantor or any other obligor, guarantor, endorser or surety upon any of the Liabilities; (ii) waive, rescind, renew, extend, modify , increase, decrease, delete, terminate, amend, or accelerate in accordance with its terms, either in whole or in part, any of the Liabilities, any other terms thereof, or any agreement, covenant, condition, or obligation of or with Borrower, any Guarantor, or any other obligor, guarantor, endorser or surety upon any of the Liabilities; and (iii) apply any payment received from Borrower, any Guarantor or any other obligor, guarantor, endorser or surety upon any of the Liabilities to any of the Liabilities which Lender may choose. Further, Lender may at any time, either with or without consideration, surrender, release or receive any property or other security of any kind or nature whatsoever held by it or any Person on its behalf or for its account securing any indebtedness of Borrower or any Liability, or substitute any collateral so held by Lender for other collateral of like kind or of any kind, without notice to or further consent from Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligation of Guarantor hereunder. Lender shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement as deemed advisable by Lender without affecting the obligation of Guarantor hereunder. Lender shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence or mistake in judgment in handling disposing of, obtaining, or failing to collect upon, or perfecting or maintaining a security interest in, any such collateral and any such actions by Lender will not release Guarantor from any obligation under this Guaranty.

7.          WAIVERS BY GUARANTOR. Guarantor waives: (i) notice of acceptance of this Guaranty by Lender and of the creation, extension or renewal of any Liability to which it relates and of any default by Borrower; (ii) notice of presentment, demand for payment, notice of dishonor or protest of any of Borrower’s obligations or the obligation of any Person held by Lender as collateral security for any Liability; (iii) notice of the failure of any Person to pay to Lender any indebtedness held by Lender as collateral security for any Liability; (iv) failure of Lender to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any Liability; (v) any defense resulting from the failure of Lender to have any other Person execute this Guaranty or execute any other guaranty relating to a credit facility guaranty relating to a credit facility granted to Borrower; (vi) any failure to promptly commence suit against any party thereto or liable thereon or to give any notice to or make any claim or demand upon Guarantor or Borrower; and (vii) all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Lender against Borrower. No act, failure to act, or omission of any kind on the part of Guarantor, Borrower, Lender or any Person shall be a legal or equitable discharge or release of Guarantor hereunder unless agreed to hereafter in writing by Lender. This Guaranty shall not be affected by any change which may arise by reason of the death of Guarantor, or of any partner(s) of Guarantor, or of Borrower, or by reason of the accession to any such partnership of any one or more new partners. Guarantor further agrees that this instrument shall continue to be effective or be reinstated as the case may be, if at any time payment, or any part thereof, of the principal or interest on any of the Liabilities is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made.

8.          BORROWER AUTHORIZATION. This Guaranty covers all Liabilities to Lender purporting to be made on behalf of Borrower by any officer, agent or partner of Borrower, without regard to the actual authority of such officer, agent or partner to bind Borrower, and without regard to the capacity of Borrower or whether the organization or charter of Borrower is in any way defective.

9.          PAYMENT EVENTS, SUBROGATION RIGHTS. In the event of : (i) the death, incompetency, dissolution or insolvency (as defined in the Uniform Commercial Code as in effect at the time) of Borrower or any Guarantor; or (ii) any final judgment for money damages be entered against Borrower or any Guarantor in a court of competent jurisdiction and remains unsatisfied for a period of thirty (30) days or more; or (iii) a majority of the outstanding voting securities of Borrower or any Guarantor is owned by any person or entity, or any group of related persons or entities, other than any person or entity, or any group of related persons or entities, that has such majority ownership as of the date of the execution of this Guaranty; or (iv) written notice from any Guarantor terminating this Guaranty is received and acknowledged by Lender, and whether or not any such event occurs at a time when any Liabilities are otherwise due and payable, Guarantor agrees to pay to Lender upon demand the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable. If a bankruptcy or insolvency action be filed by or against Borrower or any Guarantor or if a receiver be appointed for any part of the property or assets of Borrower or any Guarantor, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable, then simultaneously therewith Guarantor will be obligated to pay to Lender the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable, all without notice or demand from Lender. Until all obligations of Guarantor to Lender have been paid in full, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any collateral now or hereafter held by Lender.

Initials________      Initials________      Initials________

10.         SUBORDINATION. In the event that for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all Liabilities which are covered by this Guaranty, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lender shall have been paid in full. If any payment shall have been made to Guarantor by Borrower on any said indebtedness during any time that there are Liabilities outstanding, Guarantor shall hold in trust all such payments for the benefit of Lender and shall make said payments to Lender to be credited and applied against the Liabilities, whether matured or unmatured, in accordance with the discretion of Lender.

11.         REPRESENTATIONS BY GUARANTOR. Guarantor represents that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the obligation of Guarantor to Lender hereunder, or this Guaranty becoming effective immediately.

12.         REMEDIES OF LENDER. Lender may at its option proceed in the first instance against Guarantor to collect any Liability, without first proceeding against Borrower for said Liability, or any other Person liable for said Liability, and without first resorting to any property at any time held by Lender as collateral security for any Liability and without any marshalling of assets whatsoever. Guarantor further authorizes Lender, without notice or demand, to apply any indebtedness due or to become due to Guarantor from Lender in satisfaction of any of the Liabilities and Guarantor’s obligation hereunder, including, but not limited to, the right to set-off against any deposits of Guarantor with Lender. Lender shall further have any other rights provided by law or under any other document, all of which rights are cumulative. GUARANTOR HEREBY CONSENTS TO THE ATTACHMENT OR GARNISHMENT OF GUARANTOR’S EARNINGS. The obligation of each Guarantor hereby created is joint and several, and Lender is authorized and empowered to proceed against Guarantor or any of them, without joining Borrower or any other Guarantor. All of said parties may be sued together, or any of them may be sued separately without first or contemporaneously suing the others. There shall be no duty or obligation upon Lender, whether by notice or otherwise: (i) to proceed against Borrower or any other Guarantor; (ii) to initiate any proceeding or exhaust any remedy against Borrower or any other Guarantor; or (iii) to give any notice to any other Guarantor or Borrower, whatsoever, before bringing suit, exercising any rights to any collateral or security, or instituting proceedings of any kind against Borrower, Guarantor or any of them.

13.         INUREMENT, GOVERNING LAW, COSTS AND EXPENSES. This agreement shall bind any inure to the benefit of Lender, its successors and assigns, and likewise shall bind an inure to the benefit of Guarantor, the heirs, executors, administrators, personal representatives, estates, successors and assigns of the Guarantor. This agreement and its performance, interpretation and enforcement shall in all respects be governed by the laws of the State indicated in Lender’s address as shown above. Guarantor waives any and all privilege and rights which Guarantor may have under state statute, relating to venue, as it now exists or may hereafter be amended. Any legal action brought on this Guaranty may, at Lender’s discretion, be brought in the appropriate court for the county in which the Lender’s address, indicated above, is located or in such other court as provided by law. If any legal action or actions are instituted by Lender to enforce any of its rights against Guarantor hereunder, then Guarantor, jointly and severally, agrees to pay Lender all expenses incurred by Lender relative to such legal action or actions, including, but not limited to, court costs plus 15% of the total amount of principal and accrued interest then due Lender hereunder as attorneys’ fees.

Initials________      Initials________      Initials________

14.           WAIVER OF HOMESTEAD EXEMPTION RIGHTS AND BORROWER DEFENSES. Guarantor hereby ratifies, confirms, and adopts all the terms, conditions, agreements and stipulations of all notes and other evidences of the Liabilities heretofore or hereafter executed. Without in any way limiting the generality of the foregoing, Guarantor waives and renounces any and all homestead or exemption rights Guarantor may have under or by virtue of the Constitution or laws of any state, or the United States, as against the obligation hereby created, provided, however, that such waiver shall not apply to any obligation created hereunder which arises from any of the Liabilities that are consumer credit transactions; and Guarantor does hereby transfer, convey and assign, and direct any Trustee in Bankruptcy or receiver to deliver to Lender, a sufficient amount of property or money in any homestead or exemption that may be allowed to Guarantor to pay any Liability in full and all costs of collection. Guarantor also waives and renounces any defense to any of the Liabilities which may be available to or could be asserted by Borrower, except for payment.

15.           FINANCIAL STATEMENTS. At the request of Lender, Guarantor shall, from time to time, prepare and deliver to Lender a complete and current financial statement setting forth all the assets and liabilities of Guarantor (and to the extent any Person other than Guarantor, including a spouse of Guarantor, has any interest in said assets or is jointly liable for any of said liabilities, said matters shall be set forth in their entirety in the financial statements), signed by Guarantor under oath as being true and correct.

16.           INDEPENDENT DETERMINATION OF FACTS. Guarantor’s execution of this Guaranty was not based upon any facts or materials provided by Lender nor was Guarantor induced to execute this Guaranty by any representation, statement or analysis made by Lender. Guarantor acknowledges and agrees that Guarantor assumes sole responsibility for independently obtaining any information or reports deemed advisable by Guarantor with regard to Borrower or any other Guarantor, and Guarantor agrees to rely solely on the information or reports so obtained in reaching any decision to execute or not to terminate this Guaranty. Guarantor and agrees that Lender is and shall be under no obligation now or in the future to furnish any information to Guarantor concerning Borrower, the Liabilities or any other Guarantor, and that Lender does not and shall not be deemed in the future to warrant the accuracy of any information or representation concerning the Borrower, any Guarantor or any other Person which may induce the Guarantor to execute, or not to terminate this Guaranty.

17.           MISCELLANEOUS. All of the Lender’s rights and remedies are cumulative and those granted hereunder are in addition to any rights and remedies available to the Lender under law. If any provision of this agreement or the application thereof to any Person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this agreement or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this agreement shall be valid and enforceable to the full extent permitted by law. The failure or forbearance of Lender to exercise any right hereunder, or otherwise granted to it by law or another agreement, shall not affect the obligation of Guarantor hereunder and shall not constitute a waiver of said right. This Guaranty contains the entire agreement between the parties, and no provision hereof may be waived, modified, or altered except by a writing executed by Guarantor and Lender. There is no understanding that any Person other than or in addition to Guarantor shall execute this Guaranty. The captions to the paragraphs are for convenience only and shall not be deemed a part of this Agreement.

Initials________	Initials________	Initials________

18.           JURY WAIVER. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO EXTEND, OR TO CONTINUE TO EXTEND, CREDIT OR OTHER FINANCIAL ACCOMMODATIONS TO BORROWER. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR THE LENDER’S COUNSEL HAS REPRESNETED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOT LENDER’S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

19.           WAIVER OF O.C.G.A SECTION 10-7-24. If this Guaranty is executed or enforced in Georgia, or if the obligations guaranteed hereby are due and payable in Georgia, or if this Guaranty is governed by the laws of Georgia, then Guarantor waives all rights under Section 10-7-24 of the Official Code of Georgia Annotated, as amended, including any right to require Lender to proceed against Borrower.

Guarantor has read, understands, and agrees to the provisions of this Guaranty and has executed the same voluntarily, under seal, with full authority and with the intent to be legally bound by its terms, conditions, and obligations.

«ClosingDate»

«Guarantor»

(SEAL)

Name:	«Guarantor»

Address:		«Address1»
«Address2»
«CityStateZip»

Phone:	«PhoneNumber»

Social Security # or Tax ID #: «SocialSecurity»

EXHIBIT G

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

Form of STORE OPENING INFORMATION SHEET

Store Opening Information Sheet

(Request for New Line of Credit or Increase to Existing Line of Credit)

I.	Please complete the following information:

Company name:

Franchisee(s) / Owner(s):

Mailing Address:

Phone Number:

Tax ID Number:

New Store Information
New Store Address:

County:

Landlord’s Name:

Landlord’s Address:

II.	Additional documents to be provided to SunTrust Bank for the new store location:

☐	Landlord’s Waiver (original)
☐	Lease (copy)

III.	Please mail this form along with the documents listed above to:

Aaron’s, Inc.	Applicant’s Signature:

309 East Paces Ferry Road

Atlanta, GA 30305-2377

Attn: Director of Franchisee Finance

*NOTE: ALL INFORMATION MUST BE RECEIVED FOR LOAN PROCESSING TO BEGIN.

EXHIBIT H

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF LANDLORD’S WAIVER FOR US BORROWERS

KNOW ALL MEN BY THESE PRESENCE, that                                    (hereinafter “Landlord”), being the owner and Landlord of the premises described as                                 State of                                      (hereinafter “Premises”), having leased such Premises to (hereinafter “Tenant”) under agreement of lease dated ____________, 20__, does hereby:

(a)           Acknowledge that Landlord has received notice that Tenant has entered into a Loan and Security Agreement with SunTrust Bank, a banking institution organized and existing under the laws of the State of Georgia (hereinafter “Secured Party”) with an address at 3333 Peachtree Road, 3rd Floor, Mail Code 1802 Atlanta, Georgia 30326, Attn:  Aaron’s Program Manager, whereby Tenant has granted to Secured Party a security interest in the following described property:

(b)           Waive and release any and all right of distraint, levy or execution against the collateral for any rent or other sums due or to become due under the lease for the Premises or otherwise, and all claims and demands of every kind against the collateral, during the term of the aforesaid Loan and Security Agreement and any renewal, extension or modification thereof or substitution therefor.

(c)           Agree that the collateral will remain personal property and will not become part of the Premises, and Secured Party may enter the Premises at any time to remove the collateral in the exercise of its rights and remedies arising from the aforesaid Loan and Security Agreement at any time prior to the termination of the lease with Tenant.

(d)           Agree to make this waiver known to any transferee of the Premises and any person who may have any right or interest in the Premises or the collateral.

(e)           Agree to promptly notify Secured Party of any default or termination of its lease with Tenant for any reason, and Secured Party shall have up to 45 days after receipt of such notice to enter the Premises to remove the collateral in the exercise of its rights and remedies arising from the aforesaid Loan and Security Agreement.

This waiver shall be binding upon the heirs, administrators, executors, successors and assigns of the Landlord, and shall inure to the benefit of the successors and assigns of Secured Party.

IN WITNESS WHEREOF, the Undersigned, intending to be legally bound hereby, has executed, sealed and delivered this Landlord’s Waiver this _______ day of ___________, 20_.

(Landlord)

FORM OF LANDLORD’S WAIVER FOR CANADIAN BORROWERS

TO:	● (the “Tenant”)

AND TO:	SunTrust Bank (the “Secured Party”), as lender, being a banking institution organized and existing under the laws of the State of Georgia

RE:	Loan agreement made as of ●, 20● between the Secured Party, as lender and the Tenant, as borrower (as amended to date and as further amended and/or restated from time to time, the “Loan Agreement ”)

AND RE:	Lease of premises known as [Address, City, Province] (the “Leased Premises”)

DATE:	●, 20●

                      WHEREAS pursuant to a lease agreement made as of ●, 20● from ● (the “Landlord”) to the Tenant (the “Lease”), the Landlord leased to the Tenant the Leased Premises;

                      AND WHEREAS as a condition to extending the loans and other financial accommodations to the Tenant, as borrower, under and in connection with the Loan Agreement , the Tenant has or will have granted in favour of the Secured Party, among other things, security interests in and liens upon all the assets of the Tenant, including, without limitation, the Tenant’s interests in the Lease and the Tenant’s inventory, equipment, machinery, fixtures, and other personal and moveable property at any time, now or later, located in or about the Leased Premises (the “Personal Property”) pursuant to certain general security agreements (collectively, the “Security”)(for the purposes of this Agreement, the term “Personal Property” does not include plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures);

                      NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by the Landlord, the Landlord agrees as follows:

1.                   The Landlord consents to and acknowledges the Tenant’s granting to the Secured Party security interests in the Personal Property pursuant to the Security.

2.                   The Landlord acknowledges and agrees that the Secured Party’s security interest in the Personal Property will be in priority to any title or interest that the Landlord may at any time have therein, and, while this Waiver is in effect, the Landlord will not assert against any of the Personal Property any present or future title or any statutory, common law, contractual or possessory charge, lien, security interest, hypothec or encumbrance, including, without limitation, by way of rights of levy or distress for rent, all of which the Landlord hereby subordinates in favour of the Secured Party.

3.                   The Personal Property may be installed in or located in buildings on the Leased Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

4.                   The Secured Party (and its representatives, receiver/managers and receivers), at its option, may, from time to time, enter and occupy the Leased Premises for the purpose of inspecting, repossessing, removing, selling or otherwise dealing with any of the Personal Property (without being deemed to be in possession) and such license shall be irrevocable and shall continue from the date of such entry to the Leased Premises for a period of up to 150 days; provided that: (a) for each day that the Leased Premises are used pursuant to the rights granted hereunder, unless the Landlord has otherwise been paid such amounts in respect of any of such period, the Secured Party shall pay the regularly scheduled rent provided under the Lease, prorated on a per diem basis to be determined on a 30 day month, without thereby assuming the Lease or incurring any other obligations of the Tenant; and (b) any damage to the Leased Premises caused by the Secured Party (or its representatives, receiver/managers or receivers) will be repaired by the Secured Party at its sole expense.

5.                   The Landlord certifies that the Lease is in full force and effect, the Lease has not been amended or modified, to the knowledge of Landlord without any inquiry no default exists under the Lease, and all rent and other charges have been paid to the extent payable and have not been prepaid by more than one month in advance. The Landlord will not modify the Lease in any material respect or accept any surrender, cancellation or termination thereof without the prior notification of same to the Secured Party.

6.                   [The Landlord hereby consents to the acquisition or assignment, at the Secured Party’s option, by the Secured Party, or its representatives, receiver/managers and receivers, of the absolute ownership of the Tenant’s interest in the Lease and the Leased Premises. Any such assignment shall be to an assignee acceptable to the Landlord acting reasonably, and shall release and relieve the Secured Party, of all obligations under the Lease. The Landlord agrees that if the Secured Party elects to acquire or assign said interest, it or its assignee (as the case may be) will thereupon be recognized as the lessee under said Lease.]

7.                   The Landlord agrees to send notice in writing of any default under the Lease or an election by the Landlord to terminate the Lease to the Secured Party at the same time and in the same manner as the notice given by the Landlord to the Tenant. Such notices to the Secured Party shall be addressed to the Secured Party and will be sent to:

         3333 Peachtree Road, 3rd Floor
            Atlanta, Georgia 30326
            Attn: Center 1802

8.                   If there is a default by the Tenant under the Lease, the Landlord will accept any curative acts made by or on behalf of the Secured Party within 10 days after receipt of the above notice of default as if they had been made by the Tenant. Notwithstanding any default which may at any time exist under the Lease, the Landlord shall not forfeit or terminate the Lease if all rents then due under the Lease have been paid or if, within 10 days after receipt of the above notice of default, the Secured Party pays or causes to be paid to the Landlord any and all outstanding rents then owing under the Lease. Any such payment made or act done by the Secured Party shall not constitute an assumption of the Lease or any obligation of the Tenant.

9.                   This Waiver may not be changed or terminated orally or by course of conduct and is binding upon the Landlord and the successors and assigns of the Landlord and inures to the benefit of the Secured Party and its successors and assigns. The Landlord shall cause any purchaser of the Leased Premises to enter into and agree to be bound by this Waiver as a condition of the sale of the Leased Premises.

10.                 Within a reasonable time after written request for it from the Secured Party and upon payment of the Landlord’s reasonable fees and disbursements by the Tenant, the Landlord will deliver to the Secured Party, as applicable, an estoppel certificate signed by the Landlord in form reasonably requested by the Secured Party, as applicable, that certifies as to: (a) the rent payable under the Lease; (b) the nature of any defaults by the Tenant alleged by the Landlord; and (c) any other matters reasonably acceptable to the Landlord.

11.                 This Consent will remain in full force and effect until all obligations of the Tenant to the Secured Party have been paid and satisfied in full and the Secured Party has terminated the Loan Agreement with the Tenant.

Dated this day of ●, ●, 20●.

●, as Landlord
Per:
Name:
Title:

Per:
Name:
Title:

●, as Tenant
Per:
Name:
Title:

Per:
Name:
Title:

Exhibit I

To

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

Form of Pre-Filing Authorization Letter for Financing Statements

[Date]

SunTrust Bank

Program Lending

3333 Peachtree Road, N.E., 3rd Floor

Mail Code 1802

Atlanta, Georgia 30326

Reference is hereby made to the contemplated loan transaction by and between [____________], a [State][Entity] (the “Borrower”) and SunTrust Bank, as the Lender ( “SunTrust”).

In connection with the foregoing, SunTrust, acting through its authorized agents, attorneys and employees, is hereby authorized to file any and all Uniform Commercial Code or Personal Property Security Act financing statements or amendments thereto reasonably deemed advisable by SunTrust or its counsel to give public notice of or otherwise perfect the granting to SunTrust of liens and security interests in all assets of the Borrower. Such financing statements may identify the collateral covered thereby as “all assets” (or words of similar effect).

The Borrower hereby acknowledges and agrees that the filing of any such financing statements in no way obligates SunTrust to close the contemplated transaction or to fund any loans or other financial accommodations contemplated thereby.

At the Borrower’s request, and so long as the contemplated loan transaction has not been entered into by the Borrower and SunTrust and all amounts owing to SunTrust by the Borrower have been paid in full, SunTrust will promptly terminate any financing statements filed pursuant to the above authorization, provided that such terminations shall be prepared and filed at Borrower’s expense.

The person(s) signing this letter on behalf of the undersigned is a duly authorized and appointed officer of the Borrower and is authorized to execute and deliver this letter to you.

Very truly yours,
[____________________],
a [State][Entity]

By:
Name:
Title:

Exhibit J

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF WEEKLY DELINQUENCY REPORT

Date_____________

Obligor	Obligation Type	Current Balance	Past Due Amount	Past Due Date	Days Past Due

Exhibit K

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

FORM OF PAYOR'S PAD AGREEMENT

Business Pre-Authorized Debit Plan* -

Authorization of the Payor to the Payee to Direct Debit an Account

Instructions:

1.	Please complete all sections in order to instruct your financial institution to make payments directly from your account.
2.	Please sign the Terms and Conditions that are part of this document.
3.	Return the completed form with a blank cheque marked "VOID" to the Payee at the address noted below.
4.	If you have any questions, please write or call the Payee.

PAYOR INFORMATION (Please type or print clearly)

Payor Name:
Address:
Telephone:
Name(s) of Authorized Signing Officer(s):
Signature(s) of Authorized Signing Officer(s):	Date:

PAYOR FINANCIAL INSTITUTION/BANKING INFORMATION (Please type or print clearly)

Branch Number	Institution #	Account Number

Name of Financial Institution
Branch
Branch Address
City/Province		Postal Code

PAYEE INFORMATION (Please type or print clearly)

Payee Name:
Address: Number, Street/Avenue/Blvd/Crsc/ City/Province/Postal Code
Telephone: Fax: Email:

PAYMENT INFORMATION (Please type or print clearly)

Please specify whether the payment is a: (Please check one)	☐ Fixed Amount: (Please specify)
☐ Variable Amount: If variable, please specify whether there is a maximum amount or indicate N/A if there is no maximum amount:
Occurring at: (Please check one)	☐ Set intervals: Please specify the timing (i.e. weekly, bi-weekly, monthly)
Sporadic intervals The Payor must describe the occurrence of an Event or other criteria that will trigger the debit of the account ☐ Mandatory description here: _________________
Are top-ups or adjustments permissible? (Please check one)	☐ Yes
☐ No

*	This form is for PADs which relate to commercial activities of a Payor who is a corporation, organization, trade, association, government entity, profession, venture or enterprise.

Initials________	Initials________	Initials________

PAYOR'S PAD AGREEMENT
Business Pre-Authorized Debit Plan

Terms & Conditions

1.	In this Agreement "we", “us” and “our” refers to the Payor indicated on page 1.

2.	We agree to participate in this Business Pre-Authorized Debit Plan and we authorize the Payee indicated on page 1 and any successor or assign of the Payee to draw a debit in paper, electronic or other form for the purpose of making payment for goods or services related to our commercial activities (a "Business PAD") on our account indicated on the page 1 (the "Account") at the financial institution indicated on page 1 (the "Financial Institution") and we authorize the Financial Institution to honour and pay such debits.

This Agreement and our authorization are provided for the benefit of the Payee and our Financial Institution and are provided in consideration of our Financial Institution agreeing to process debits against our Account in accordance with the Rules of the Canadian Payments Association.

We agree that any direction we may provide to draw a Business PAD, and any Business PAD drawn in accordance with this Agreement, shall be binding on us as if signed by us, and, in the case of paper debits, as if they were cheques signed by us.

3.	We may revoke or cancel this Agreement at any time upon notice being provided by us either in writing or orally. We acknowledge that in order to revoke or cancel the authorization provided in this Agreement, we must provide notice of revocation or cancellation to the Payee.

This Agreement applies only to the method of payment and we agree that revocation or cancellation of this Agreement does not terminate or otherwise have any bearing on any contract that exists between us and the Payee.

The Payee shall use best efforts to cancel the Business PAD in the next business, billing or processing cycle but shall within not more than 30 days from the notice cease to issue any new Business PADs.

We understand that we may obtain a sample cancellation form, or further information on our right to cancel a PAD Agreement, at our financial institution or at www.cdnpay.ca.

4.	We agree that our Financial Institution is not required to verify that any Business PAD has been drawn in accordance with this Agreement, including the amount, frequency and fulfillment of any purpose of any Business PAD.

5.	We agree that delivery of this Agreement to the Payee constitutes delivery by us to our Financial Institution. We agree that the Payee may deliver this Agreement to the Payee's financial institution and agree to the disclosure of any information which may be contained in this Agreement to such financial institution.

Delete either 6(a) or 6(b) as applicable

6.      (a)   We understand that with respect to:

(i)         fixed amount Business PADs occurring at set intervals, we shall receive written notice from the Payee of the amount to be debited and the due date(s) of debiting, at least 10 calendar days before the first Business PAD, and such notice shall be received every time there is a change in the amount or payment date(s), except as provided in clause (iii) below;

(ii)        variable amount Business PADs occurring at set intervals, we shall receive written notice from the Payee of the amount to be debited and the due date(s) of debiting, at least 10 calendar days before the due date of every Business PAD, except as provided in clause (iii) below; and

(iii)      fixed amount and variable amount Business PADs occurring at set intervals, where the Business PAD Plan provides for a change in the amount of such fixed and variable amount PADs as a result of our direct action (such as, but not limited to, a telephone instruction) requesting the Payee to change the amount of a PAD, no pre-notification of such changes is required.

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- OR -

If Payor agrees to waive pre-notification, Payor must sign where indicated	(b) We agree to waive the pre-notification requirements in section 6(a) of this Agreement. __________________________________ ___________________________________ Signature of Payor Signature of Payor

7.	We agree that with respect to Business PADs, where the payment frequency is sporadic, an authorization given using a password or secret code or other signature equivalent that is issued to us shall constitute a valid authorization for the Payee or its agent to debit our account.

8.	We may dispute a Business PAD by providing a signed declaration to our Financial Institution under the following conditions:

(a)       the Business PAD was not drawn in accordance with this Agreement;

(b)       this Agreement was revoked or cancelled; or

(c)       any pre-notification required and not waived by section 6(b) was not received by us.

We acknowledge that, in order to obtain reimbursement from our Financial Institution for the amount of a disputed Business PAD, we must sign a declaration to the effect that either (a), (b) or (c) above took place and present it to our Financial Institution up to and including but not later than ten (10) business days after the date on which the disputed Business PAD was posted to our Account.

We acknowledge that, after this ten (10) business day period, we shall resolve any dispute regarding a Business PAD solely with the Payee, and that our Financial Institution shall have no liability to us respecting any such Business PAD.

9.	We certify that all information provided with respect to the Account is accurate and we agree to inform the Payee, in writing, of any change in the Account information provided in this Agreement at least ten (10) business days prior to the next due date of a Paper and/or Electronic Business PAD. In the event of any such change, this Agreement shall continue in respect of any new account to be used for Business PADs.

10.	We have certain recourse/reimbursement rights if any debit does not comply with this Agreement. For example, we have the right to receive reimbursement for any debit that is not authorized or is not consistent with this PAD Agreement. To obtain more information on our recourse/reimbursement rights, we may contact our financial institution or visit the CPA website at www.cdnpay.ca.

11.	We warrant and guarantee that all persons whose signatures are required to sign on the Account have signed this Agreement below. In addition we warrant and guarantee, where applicable, that we have the authority to electronically agree to commit to this Agreement by secure electronic signature and that our secure electronic signature conforms with the requirements of Rule H1.

If Paee intends to use a payment provider must include statement		12 We agree that a payment service provider will administer the PAD. [INSERT NAME] will be administering the PAD.

	13	We understand and agree to the foregoing terms and conditions.

Initials________	Initials________	Initials________

14.	We agree to comply with the Rules of the Canadian Payments Association, or any other rules or regulations which may affect the services described herein, as may be introduced in the future or are currently in effect and we agree to execute any further documentation which may be prescribed from time to time by the Canadian Payments Association in respect of the services described herein.

15.	Applicable to the Province of Quebec only: It is the express wish of the parties that this Agreement and any related documents be drawn up and executed in English. Les parties conviennent que la présente convention et tous les documents s’y rattachant soient rédigés et signés en anglais.

Per:
Name of Payor		Signature of Authorized Signing Officer	Date
Name:
Title:

Per:
		Signature of Authorized Signing Officer	Date
Name:
Title:

Initials________	Initials________	Initials________

Exhibit L

TO

AMENDED AND RESTATED SERVICING AGREEMENT

AARON’S, INC. FRANCHISEE

LOAN PROGRAM

Form of Canadian GUARANTY AGREEMENT

SUNTRUST	Unlimited Continuing Guarantee Agreement

The “Lender” referred to in this Agreement is: SunTrust Bank

Lender’s address is 3333 Peachtree Road, 3rd Floor; Atlanta, GA 30326

Guarantor(s):	Borrower:

«Guarantor»	«Borrower»

1.             CONSIDERATION. To induce Lender to extend credit or other financial accommodations to Borrower, or to continue to extend credit or other financial accommodations to Borrower, and in consideration therefore, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor (which term shall mean each Guarantor named herein individually and all Guarantors named herein collectively) does hereby agree as follows:

2.	DEFINITIONS:

2.1	“Lender” shall include the bank set forth above and any Person acting as its nominee or agent, and any affiliate (as defined in the Business Corporations Act (Ontario) of the Lender.

2.2	“Liability” and “Liabilities” shall include all obligations, liabilities and undertakings of Borrower to Lender, whether now existing or hereafter arising, irrespective of their nature, whether direct, indirect, absolute or contingent as maker, drawer, guarantor, surety, endorser or otherwise, either individually or jointly or severally with any other Person or Persons, including, without limitation, all obligations of Borrower to reimburse Lender with respect to any letters of credit issued by Lender upon the application of Borrower, with interest thereon at the rate or rates provided in the obligation, liability or undertaking guaranteed hereby or at the maximum rate allowed from time to time by law, whichever is less, and all renewals or extensions in whole or in part of any of said obligations, liabilities or undertakings, including any and all damages, losses, costs, fees and expenses of every kind and description suffered or incurred by Lender arising in any manner out of or in any way connected with, or growing out of said obligations, liabilities and undertakings, including without limitation, all legal fees, costs and expenses of collection whether suit be brought or not, including costs, expenses and legal fees on appeal if appeal is taken.

2.3	“Borrower” shall mean, individually and collectively, any individual or individuals, association, partnership, corporation or other entity named herein as Borrower and (i) all successors, assigns, heirs, executors, administrators and personal representatives of the Borrower, (ii) any individual or individuals, association, partnership, corporation or other entity to which all or substantially all of the business or assets of said Borrower shall have been transferred, (iii) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner, and (iv) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, amalgamated, consolidated, reorganized, purchased or absorbed.

2.4	“Person” and “Persons” shall include natural persons, partnerships, and incorporated and unincorporated entities and associations of every kind.

Initials________	Initials________	Initials________

3.            OBLIGATION OF GUARANTOR. Guarantor hereby absolutely and unconditionally delivers this Guarantee to Lender and hereby absolutely and unconditionally guarantees to Lender and any transferee of this Guarantee or of any Liability guaranteed hereby, the prompt and full payment of all Liabilities. Guarantor agrees that if Borrower fails to fully and timely perform any Liability, Guarantor will fully and timely perform the Liability without resort by the Lender to any other Person. Any obligation of the Guarantor hereunder is in addition to and shall not prejudice or be prejudiced by any other agreement, instrument, surety or guarantee (including any other agreement, instrument, surety or guarantee signed by Guarantor) which Lender may now or hereafter hold relative to any of the Liabilities. Any payment of Guarantor hereunder may be applied to any of the Liabilities as Lender may choose.

4.            INDEMNITY. If any Liability is not duly paid by the Borrower and is not recoverable under Section 3 for any reason whatsoever, the Guarantor will, as a separate and distinct obligation, indemnify and save harmless the Lender from and against all losses resulting from the failure of the Borrower to pay or satisfy such Liability

5.            PRIMARY OBLIGATION. If any Liability is not duly paid by the Borrower and is not recoverable under Section 3 or the Lender is not indemnified under Section 4, in each case, for any reason whatsoever, such Liability will, as a separate and distinct obligation, be paid by and be recoverable from the Guarantor as primary obligor.

6.            TERM OF GUARANTEE. Guarantor acknowledges that there may be future advances by Lender to Borrower (although Lender may be under no obligation to make such advances) and that the number and amount of the Liabilities are unlimited and may fluctuate from time to time hereafter. Guarantor expressly agrees that Guarantor’s obligation hereunder shall remain absolute and unconditional notwithstanding such future advances and fluctuations, if any, and agrees that, in any event, this agreement is a continuing guarantee and shall remain in force at all times hereafter, whether there are any Liabilities outstanding or not, until all originals hereof are returned to Guarantor by Lender or until a written notice from Guarantor terminating this Guarantee has been received and acknowledged by Lender, but such written termination shall not release Guarantor from any obligation for payment of (i) any and all Liabilities then in existence; (ii) any renewals or extensions thereof, in whole or in part, whether such renewals or extensions are made before or after such termination; and (iii) any damages, losses, costs, interest, charges, legal fees or expenses then or thereafter incurred in connection with the Liabilities or any renewals or extensions thereof.

7.            PROPERTY IN LENDER’S POSSESSION. As security for the payment of the Liabilities and the obligation of Guarantor hereunder, Guarantor hereby assigns and grants a security interest to Lender in: (i) all property of Guarantor in or coming into the possession, control, or custody of Lender, or in which Lender has or hereafter acquires a lien, security interest, or other right; and (ii) any existing or hereafter created lien or security interest in favor of Guarantor in any property of Borrower. Guarantor hereby agrees that any rights Guarantor may now or hereafter have in any collateral securing any of the Liabilities or against Borrower or any property of Borrower, including rights arising by virtue of subrogation or otherwise, shall be subordinate and junior to Lender’s rights to said collateral or property and to Lender’s indefeasible right to the prior payment of the Liabilities. Guarantor hereby grants to Lender a lien on, and a security interest in, the deposit balances, funds, accounts, items, term deposits, certificates of deposit, securities, other property and the monies of Guarantor now or hereafter in the possession or custody of Lender for any purpose (including property left in safekeeping or custody) or on deposit with Lender to secure, and as collateral for, the payment and performance of this Guarantee as well as of any other obligation or liability (present or future, absolute or contingent, due or not due) of Guarantor to Lender. Lender may at any time and from time to time, without demand or notice, appropriate and set off against such deposit balances, funds, accounts, items, certificates of deposit, securities, other property and monies and apply the same to the obligations of Guarantor hereunder.

Initials________	Initials________	Initials________

8.            CONSENT TO LENDER’S ACTS. Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval of Guarantor or Borrower, and without in any way affecting the obligation of Guarantor hereunder, Lender may, with or without consideration: (i) release, compromise, or agree not to sue, in whole or in part, Borrower, any Guarantor or any other obligor, guarantor, endorser or surety upon any of the Liabilities; (ii) waive, rescind, renew, extend, modify, increase, decrease, delete, terminate, amend, or accelerate in accordance with its terms, either in whole or in part, any of the Liabilities, any other terms thereof, or any agreement, covenant, condition, or obligation of or with Borrower, any Guarantor, or any other obligor, guarantor, endorser or surety upon any of the Liabilities; and (iii) apply any payment received from Borrower, any Guarantor or any other obligor, guarantor, endorser or surety upon any of the Liabilities to any of the Liabilities which Lender may choose. Further, Lender may at any time, either with or without consideration, surrender, release or receive any property or other security of any kind or nature whatsoever held by it or any Person on its behalf or for its account securing any indebtedness of Borrower or any Liability, or substitute any collateral so held by Lender for other collateral of like kind or of any kind, without notice to or further consent from Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligation of Guarantor hereunder. Lender shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement as deemed advisable by Lender without affecting the obligation of Guarantor hereunder. Lender shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence or mistake in judgment in handling disposing of, obtaining, or failing to collect upon, or perfecting or maintaining a security interest in, any such collateral and any such actions by Lender will not release Guarantor from any obligation under this Guarantee.

9.            WAIVERS BY GUARANTOR. Guarantor waives: (i) notice of acceptance of this Guarantee by Lender and of the creation, extension or renewal of any Liability to which it relates and of any default by Borrower; (ii) notice of presentment, demand for payment, notice of dishonor or protest of any of Borrower’s obligations or the obligation of any Person held by Lender as collateral security for any Liability; (iii) notice of the failure of any Person to pay to Lender any indebtedness held by Lender as collateral security for any Liability; (iv) failure of Lender to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any Liability; (v) any defense resulting from the failure of Lender to have any other Person execute this Guarantee or execute any other guarantee relating to a credit facility granted to Borrower; (vi) any failure to promptly commence suit against any party thereto or liable thereon or to give any notice to or make any claim or demand upon Guarantor or Borrower; and (vii) all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Lender against Borrower. No act, failure to act, or omission of any kind on the part of Guarantor, Borrower, Lender or any Person shall be a legal or equitable discharge or release of Guarantor hereunder unless agreed to hereafter in writing by Lender. This Guarantee shall not be affected by any change which may arise by reason of the death of Guarantor, or of any partner(s) of Guarantor, or of Borrower, or by reason of the accession to any such partnership of any one or more new partners. Guarantor further agrees that this instrument shall continue to be effective or be reinstated as the case may be, if at any time payment, or any part thereof, of the principal or interest on any of the Liabilities is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made. In any claim by the Lender against the Guarantor, the Guarantor may not claim or assert any set-off, counterclaim, claim or other right that either the Guarantor or the Borrower may have against the Lender or any other person.

Initials________	Initials________	Initials________

10.            BORROWER AUTHORIZATION. This Guarantee covers all Liabilities to Lender purporting to be made on behalf of Borrower by any officer, agent or partner of Borrower, without regard to the actual authority of such officer, agent or partner to bind Borrower, and without regard to the capacity of Borrower or whether the organization or charter of Borrower is in any way defective.

11.            STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by the Lender in respect of the Liabilities is stayed upon the insolvency, bankruptcy, arrangement or reorganization of the Borrower or any moratorium affecting the payment of the Liabilities, all such amounts that would otherwise be subject to acceleration will nonetheless be payable by the Guarantor hereunder forthwith on the demand by the Lender.

12.            PAYMENT EVENTS, SUBROGATION RIGHTS. In the event of: (i) the death, incompetency, dissolution or insolvency (as defined in the Bankruptcy and Insolvency Act (Canada) as in effect at the time) of Borrower or any Guarantor; or (ii) any final judgment for money damages be entered against Borrower or any Guarantor in a court of competent jurisdiction and remains unsatisfied for a period of thirty (30) days or more; or (iii) a majority of the outstanding voting securities of Borrower or any Guarantor is owned by any person or entity, or any group of related persons or entities, other than any person or entity, or any group of related persons or entities, that has such majority ownership as of the date of the execution of this Guarantee; or (iv) written notice from any Guarantor terminating this Guarantee is received and acknowledged by Lender, and whether or not any such event occurs at a time when any Liabilities are otherwise due and payable, Guarantor agrees to pay to Lender upon demand the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable. If a bankruptcy or insolvency action be filed by or against Borrower or any Guarantor or if a receiver be appointed for any part of the property or assets of Borrower or any Guarantor, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable, then simultaneously therewith Guarantor will be obligated to pay to Lender the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable, all without notice or demand from Lender. Until all obligations of Guarantor to Lender have been paid in full, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any collateral now or hereafter held by Lender.

13.            SUBORDINATION. In the event that for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all Liabilities which are covered by this Guarantee, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lender shall have been paid in full. If any payment shall have been made to Guarantor by Borrower on any said indebtedness during any time that there are Liabilities outstanding, Guarantor shall hold in trust all such payments for the benefit of Lender and shall make said payments to Lender to be credited and applied against the Liabilities, whether matured or unmatured, in accordance with the discretion of Lender.

14.            REPRESENTATIONS BY GUARANTOR. Guarantor represents that, at the time of the execution and delivery of this Guarantee, nothing exists to impair the effectiveness of the obligation of Guarantor to Lender hereunder or this Guarantee becoming effective immediately.

Initials________	Initials________	Initials________

15.            REMEDIES OF LENDER. Lender may at its option proceed in the first instance against Guarantor to collect any Liability, without first proceeding against Borrower for said Liability, or any other Person liable for said Liability, and without first resorting to any property at any time held by Lender as collateral security for any Liability and without any marshalling of assets whatsoever. Guarantor further authorizes Lender, without notice or demand, to apply any indebtedness due or to become due to Guarantor from Lender in satisfaction of any of the Liabilities and Guarantor’s obligation hereunder, including, but not limited to, the right to set-off against any deposits of Guarantor with Lender. Lender shall further have any other rights provided by law or under any other document, all of which rights are cumulative. The obligation of each Guarantor hereby created is joint and several, and Lender is authorized and empowered to proceed against Guarantor or any of them, without joining Borrower or any other Guarantor. All of said parties may be sued together, or any of them may be sued separately without first or contemporaneously suing the others. There shall be no duty or obligation upon Lender, whether by notice or otherwise: (i) to proceed against Borrower or any other Guarantor; (ii) to initiate any proceeding or exhaust any remedy against Borrower or any other Guarantor; or (iii) to give any notice to any other Guarantor or Borrower, whatsoever, before bringing suit, exercising any rights to any collateral or security, or instituting proceedings of any kind against Borrower, Guarantor or any of them.

16.            INUREMENT, GOVERNING LAW, COSTS AND EXPENSES. This agreement shall bind any inure to the benefit of Lender, its successors and assigns, and likewise shall bind an inure to the benefit of Guarantor, the heirs, executors, administrators, personal representatives, estates, successors and assigns of the Guarantor. This agreement and its performance, interpretation and enforcement shall in all respects be governed by the laws of the Province of Ontario and the laws of Canada applicable therein. Guarantor waives any and all privilege and rights which Guarantor may have under provincial or territorial statute, relating to venue, as it now exists or may hereafter be amended. Any legal action brought on this Guarantee may, at Lender’s discretion, be brought in the appropriate court for the jurisdiction in which the Lender’s address, indicated above, is located or in such other court as provided by law. If any legal action or actions are instituted by Lender to enforce any of its rights against Guarantor hereunder, then Guarantor, jointly and severally, agrees to pay Lender all expenses incurred by Lender relative to such legal action or actions, on a substantial indemnity basis.

17.            WAIVER OF BORROWER DEFENSES. Guarantor hereby ratifies, confirms, and adopts all the terms, conditions, agreements and stipulations of all notes and other evidences of the Liabilities heretofore or hereafter executed. Guarantor also waives and renounces any defense to any of the Liabilities which may be available to or could be asserted by Borrower, except for payment.

18.            FINANCIAL STATEMENTS. At the request of Lender, Guarantor shall, from time to time, prepare and deliver to Lender a complete and current financial statement setting forth all the assets and liabilities of Guarantor (and to the extent any Person other than Guarantor, including a spouse of Guarantor, has any interest in said assets or is jointly liable for any of said liabilities, said matters shall be set forth in their entirety in the financial statements), signed by Guarantor under oath as being true and correct.

19.            INDEPENDENT DETERMINATION OF FACTS. Guarantor’s execution of this Guarantee was not based upon any facts or materials provided by Lender, nor was Guarantor induced to execute this Guarantee by any representation, statement or analysis made by Lender. Guarantor acknowledges and agrees that Guarantor assumes sole responsibility for independently obtaining any information or reports deemed advisable by Guarantor with regard to Borrower or any other Guarantor, and Guarantor agrees to rely solely on the information or reports so obtained in reaching any decision to execute or not to terminate this Guarantee. Guarantor and agrees that Lender is and shall be under no obligation now or in the future to furnish any information to Guarantor concerning Borrower, the Liabilities or any other Guarantor, and that Lender does not and shall not be deemed in the future to warrant the accuracy of any information or representation concerning the Borrower, any Guarantor or any other Person which may induce the Guarantor to execute, or not to terminate this Guarantee.

Initials________	Initials________	Initials________

20.            MISCELLANEOUS. All of the Lender’s rights and remedies are cumulative and those granted hereunder are in addition to any rights and remedies available to the Lender under law. If any provision of this agreement or the application thereof to any Person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this agreement or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this agreement shall be valid and enforceable to the full extent permitted by law. The failure or forbearance of Lender to exercise any right hereunder, or otherwise granted to it by law or another agreement, shall not affect the obligation of Guarantor hereunder and shall not constitute a waiver of said right. This Guarantee contains the entire agreement between the parties, and no provision hereof may be waived, modified, or altered except by a writing executed by Guarantor and Lender. There is no understanding that any Person other than or in addition to Guarantor shall execute this Guarantee. The captions to the paragraphs are for convenience only and shall not be deemed a part of this Agreement.

Initials________	Initials________	Initials________

21.            JURY WAIVER. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO EXTEND, OR TO CONTINUE TO EXTEND, CREDIT OR OTHER FINANCIAL ACCOMMODATIONS TO BORROWER. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR THE LENDER’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOT LENDER’S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Guarantor has read, understands, and agrees to the provisions of this Guarantee and has executed the same voluntarily, under seal, with full authority and with the intent to be legally bound by its terms, conditions, and obligations.

«ClosingDate»

«Guarantor»

(SEAL)

Name:	«Guarantor»

Address:	«Address1»
«Address2»
«CityStateZip»

Phone:	«PhoneNumber»

Note to draft: If the guarantee is to be executed by an individual and the governing law is the law of Alberta, the attached form must be completed by a Notary Public and such individual.

Guarantees Acknowledgement Act (Alberta) (Section 3)

CERTIFICATE OF NOTARY PUBLIC

I hereby certify that:

1. ● of the City of ● in the Province of ●, the guarantor in the guarantee made as of ● between ● and ●, to which this certificate is attached, appeared in person before me and acknowledged that [she] [he] had executed the guarantee.

2. I satisfied myself by examination of [her] [him] that [she] [he] is aware of the contents of the guarantee and understands it.

Given at the City of ● in the Province of Alberta this ● day of ● 20● under my hand and seal of office.

A Notary Public in and for the Province of
Alberta

STATEMENT OF GUARANTOR

I am the person named in this certificate.

●

1. Past Due Amount will include breakdown of principal, interest and fees.

Exhibit B

EXHIBIT B

TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT

AND GUARANTY

FORM OF CANADIAN LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) dated as of _______________, is made between _________________ (“Borrower”), a ___________________________ [incorporated]/[formed]under the laws of ______________, and SUNTRUST BANK (“Bank”), a Georgia banking corporation having its principal office in Atlanta, Georgia.

WITNESSETH:

WHEREAS, Borrower engages in the business of leasing and selling furniture, electronics, appliances, and other household goods and is a franchisee of Aaron’s, Inc., a Georgia corporation formerly known as Aaron Rents, Inc. (“Aaron”);

WHEREAS, Borrower has requested and Bank has agreed to provide financing to Borrower;

WHEREAS, Borrower and Bank wish to enter into this Agreement to set forth the terms and conditions of Bank’s establishment of a credit facility for Borrower;

THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.	DEFINITIONS AND RULES OF CONSTRUCTION.

1.1	As used in this Agreement, the following terms shall have the meanings set forth below (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Aaron’s Proprietary System” means Aaron’s proprietary point of sale software system, as modified from time to time, used by Aaron and its franchisees, such as Borrower.

“Account” means any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not earned by performance.

“Account Debtor” means any Person who is liable on an Account.

“Advance” means an advance of funds by Bank on behalf of Borrower pursuant to the Line of Credit Note or Revolving Note executed by Borrower.

“Agreement” means this Loan Agreement and all exhibits, riders and schedules at any time executed by the parties and made a part hereof by reference, either as originally executed or as hereafter amended, restated, modified or supplemented from time to time.

“Applicable Law” means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, without limitation, all applicable law and equitable principles; all provisions of all applicable state, provincial, territorial and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

“Approved Invoice” means an invoice for the aggregate purchase price of Merchandise purchased by Borrower with a purchase order approved by Aaron.

“Asset Disposition” means (i) all sales of Merchandise; (ii) all Merchandise which is determined to have been stolen; (iii) all Merchandise that is destroyed, lost or otherwise removed from the premises of Borrower other than pursuant to a Lease Contract or by outright sale or for repair work; and (iv) all “skipped” Merchandise which is Merchandise subject to a Lease Contract.

“Asset Disposition Prepayment” shall have the meaning set forth in Section 2.12(ii) hereof.

“Bank” means SunTrust Bank and its successors and assigns.

“BIA” means the Bankruptcy and Insolvency Act (Canada), as it may be amended from time to time.

“Books and Records” means all of Borrower’s books and records evidencing or relating to its business, financial condition or the Collateral, including, but not limited to, all customer lists, ledgers, invoices, purchase orders, financial statements, computer tapes and disks.

“Borrowing Base” shall mean, on any date of determination, an amount equal to [___] multiplied by Rental Revenue for the most recently ended three calendar months.

“Borrowing Base Report” shall have the meaning set forth in Section 2.5(iv) hereof.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Toronto, Ontario are authorized by law to close.

“Business PAD” shall have the meaning set forth in the Pre-Authorized Debt Rules.

“CCAA” means the Companies Creditors Arrangement Act (Canada), as it may be amended from time to time.

“Chattel Paper” shall have the meaning ascribed to it in the PPSA.

“Closing Date” means for (i) the Revolving Commitment, the date set forth in the Revolving Note on which all Loan Documents have been executed and delivered and the conditions precedent to funding an Advance thereunder have been satisfied, (ii) the Term Loan, the date set forth in the Term Note on which all Loan Documents have been executed and delivered and the conditions precedent to funding the loan have been satisfied and (iii) the Line of Credit Commitment, the date set forth in the Line of Credit Note on which all Loan Documents have been executed and delivered and the conditions precedent to funding an Advance thereunder have been satisfied.

“Closing Fee” shall have the meaning given to such term in Section 2.13 hereof.

“Collateral” shall have the meaning given to such term in the Security Agreement.

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“Collateral Agreement” means an agreement executed by Borrower and any other Persons primarily or secondarily liable for all or part of the Loans or granting a security interest to Bank in specified Collateral as security for the Loans, including without limitation, this Agreement and any Guaranties.

“Commitment Fee” shall have the meaning set forth in Section 2.14 hereof.

“Debt” means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

“Debt Service” means, for any particular period, the total required payments of principal (excluding any payments of principal required to be made as a result of any Asset Disposition), interest and fees made by Borrower with respect to its Debt during such period to the extent that such Debt arises pursuant to this Agreement or any other financing arrangement with respect to Merchandise.

“Default Condition” means the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

“Default Rate” means the annual percentage interest rate applied to the principal of the Loans not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of two percent (2%) per annum plus the Floating Rate.

“Delinquent Payment Fee” shall have the meaning set forth in Section 2.15 hereof.

“Environment” means the component of the Earth, and includes (i) land, water and air, including all layers of the atmosphere; (ii) all organic and inorganic matter and living organisms; and (iii) the interacting natural systems that include components referred to in paragraphs (i) and (ii).

“Environmental Laws” means federal, provincial, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection and presentation of the environment or occupational health and safety, including, but not limited to the release or threatened release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

“Equipment” means all machinery, equipment, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of Borrower, including, but not limited to, all items described on the Equipment Schedule (if attached) and all substitutions and replacements thereof.

“Event of Default” shall have the meaning set forth in Section 9 hereof.

“FCTA” means Borrower’s Foreign Currency Transaction Account held with Bank into which Bank shall deposit the Advances for the purpose of paying, by means of SWIFT transfer, Approved Invoices arising from purchases of Merchandise from a supplier, including any freight charges to the extent Aaron consents thereto.

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“Floating Rate” means a rate of interest per annum equal to the Prime Rate plus an additional [four] percent ([4.00%]1) per annum, such rate to change as and when the Prime Rate changes.

“Franchise Agreement” means the written agreement between Aaron and Borrower whereby Borrower is authorized to establish an “Aaron’s” franchise.

“GAAP” means generally accepted accounting principles in Canada, consistently applied.

“Guarantor” means each Person who now or hereafter guarantees payment of the whole or any part of the Loan Indebtedness.

“Guaranty” means any guaranty agreement executed by each of the partners, shareholders, and where not prohibited by law, the spouses of such persons, of Borrower, or such other Persons as may be required by Bank, in favor of Bank with respect to the obligations of Borrower with respect to the Loans in the form provided by Bank, as the same may be amended, restated or supplemented from time to time.

“Hazardous Substances” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, including without limitation, any such substance regulated under or defined by any Environmental Law.

“Instrument” shall have the meaning ascribed to it in the PPSA.

“Inventory” means all inventory of Borrower, including, without limitation, all raw materials, work in process, finished goods, goods being leased pursuant to Lease Contracts, and other goods held by Borrower for sale or lease or furnished under contracts of service.

“Lease Contract” means a contract between Borrower and a customer to lease Merchandise in the form approved by Aaron (and which may included purchase options).

“Lien” means any interest in property securing an obligation, whether such interest is based on the common law, statute or contract, including, without limitation, a security interest, lien or security title arising from a security agreement, mortgage, security deed, trust deed, pledge, hypothec or conditional sale, or a lease, consignment or bailment for security purposes.

“Line of Credit Commitment” means the committed line of credit facility established by Bank in favor of Borrower in the amount set forth in the Line of Credit Note and upon the terms described in this Agreement.

“Line of Credit Loan” means a loan or an advance made by Bank to Borrower under its Line of Credit Commitment.

“Line of Credit Note” means a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A-1 attached hereto in the committed principal amount of Bank’s Line of Credit Commitment evidencing the obligation of Borrower to repay its Line of Credit Loans.

“Loan Account” means the internal bank loan account established by Bank for Borrower.

1 Note: This interest rate shall be as designated by Aaron’s in the applicable loan Funding Approval Notice.

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“Loan Documents” means this Agreement, the Notes, the Collateral Agreements, any other documents relating to the Loans delivered by Borrower or any guarantor or surety thereof to Bank and any amendments thereto.

“Loan Indebtedness” means all amounts due and payable by Borrower under the terms of the Loan Documents with respect to the Loans made thereunder, including, without limitation, outstanding principal, accrued interest, any late charges, and all reasonable costs and expenses of any legal proceeding brought by Bank to collect any of the foregoing (including without limitation, reasonable legal or attorneys’ fees).

“Loans” means the Line of Credit Loans, Revolving Loans or Term Loans.

“Loan Term” shall have the meaning set forth in Section 2.8(i) hereof.

“Material Adverse Effect” means any materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of Borrower, taken as a whole, (ii) the ability of Borrower to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty.

“Maturity Date” means for (i) the Revolving Commitment, the date set forth in the Revolving Note, as it may be extended in accordance with the provisions of Section 2.8, (ii) the Term Loan, the date set forth in the Term Note and (iii) the Line of Credit Commitment, the date set forth in the Line of Credit Note, as it may be extended in accordance with the provisions of Section 2.8.

“Merchandise” means goods distributed or sold to Borrower through Aaron.

“Net Book Value” means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the Aaron’s Proprietary System.

“Note” means the Line of Credit Note, the Revolving Note, or the Term Note, as the case may be.

“Opening Date” means with respect to each store location, the date determined by Aaron to be the opening date of such location in accordance with its standard practice, as notified to Bank.

“PAD Authorization” means a pre-authorized debit authorization executed by Borrower authorizing Bank to cause a specified account of Borrower to be debited to pay amounts payable hereunder, such authorization to be in the form attached hereto as Exhibit E or such other form as Bank may require from time to time.

“Payment Date” means the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day which is also a US Business Day.

“Person” means a corporation, an association, partnership, an organization, a business, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

“Personal PAD” shall have the meaning set forth in the Pre-Authorized Debit Rules.

“PPSA” means the Personal Property Security Act as in effect from time to time in the Province of Ontario.

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“Pre-Authorized Debit Rules” means Rule H-1 of the Canadian Payments Association, as the same may be amended, modified, supplemented, restated, re-enacted or replaced from time to time.

“Prime Rate” means, on any date of determination, the higher of (a) the reference rate of interest, expressed as an annual rate, publicly announced or posted from time to time by Bloomberg on page BTMM for Canadian Money Market rates or (b) the average one month Bankers’ Acceptance rate quoted on Reuters Service, page CDOR, as at approximately 10:00 a.m. (Toronto, Ontario time) on such day plus 1% per annum.

“Quarterly Covenant Compliance Report” means that Quarterly Covenant Compliance Report substantially in the form of Exhibit C attached hereto.

“Rental Revenue” means, for any period, the gross revenues of Borrower from leases to the public of Borrower’s furniture inventory, computers, electronics, appliances and lease equipment including, without limitation, all customer deposits, advance lease payments, waiver fees, late fees, delivery fees, nonsufficient fund fees and reinstatement fees, but excluding all retail sales proceeds, goods and services tax, harmonized sales tax or provincial sales taxes.

“Revolving Commitment” means the committed revolving facility established by the Bank in favor of Borrower in the amount set forth in the Revolving Note and upon the terms described in this Agreement.

“Revolving Loan” means a loan or an advance made by the Bank to the Borrower under its Revolving Commitment.

“Revolving Note” means a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A-3 attached hereto, in the committed principal amount of the Bank’s Revolving Commitment evidencing the obligation of the Borrower to repay its Revolving Loans.

“Security Agreement” means a security agreement made by Borrower in favour of Bank substantially in the form attached hereto as Exhibit D attached hereto.

“Set Interval” shall have the meaning set forth in the Pre-Authorized Debit Rules.

“Solvent” means, as to any Person, such Person (i) is able to pay, and does pay, its debts as they mature and (ii) has a positive tangible net worth determined in accordance with GAAP.

“Sporadic” shall have the meaning set forth in the Pre-Authorized Debit Rules.

“Spousal Consent” means any agreement provided by the spouse of any Person executing a Guaranty to the extent such spouse has not personally executed a Guaranty, to be substantially in the form provided by Bank.

“Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower.

“SWIFT” means Society for Worldwide Interbank Financial Telecommunication.

“Term Loan” means a single loan made by Bank to Borrower in an amount not to exceed the Term Loan Commitment.

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“Term Loan Commitment” means the obligation of Bank to make a Term Loan in favor of Borrower in the amount set forth in the Term Note and upon the terms described in this Agreement.

“Term Note” means a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A-2 attached hereto in the committed principal amount of Bank’s Term Loan Commitment evidencing the obligation of Borrower to repay its Term Loan.

“US Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Atlanta, Georgia are authorized by law to close.

1.2	Accounting Terms and Determination. Accounting terms used in this Agreement such as “amortization,” “depreciation,” “interest expense,” and “tangible net worth” shall have the meaning normally given them by, and shall be calculated (both as to amounts and classification of items) in accordance with, GAAP. Any pronoun used herein shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, and all references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

1.3	Interest Calculation and Payments. Unless otherwise stated, wherever in this Agreement reference is made to a rate of interest “per annum” or a similar expression is used, such interest will be calculated on the basis of a calendar year of 360 days, as the case may be, and using the nominal rate method of calculation and not the effective rate method of calculation or on any other basis that gives effect to the principle of deemed reinvestment of interest. Interest will continue to accrue after maturity and default and/or judgment, if any, until payment thereof, and interest will accrue on overdue interest, if any.

1.4	Interest Act (Canada). For the purposes of this Agreement, whenever interest to be paid hereunder is to be calculated on the basis of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or such other number of days in such period, as the case may be.

1.5	Currency. All references herein to currency or to $ are to lawful currency of Canada.

2.	LOAN; USE OF PROCEEDS.

2.1	Establishment of FCTA; Loan Account.

(i)          Prior to the Closing Date, Bank shall (unless the Borrower has only a Term Loan) establish a FCTA for Borrower.

(ii)          Prior to the Closing Date, Bank shall also establish on its books an internal loan account in Borrower’s name (the “Loan Account”) in which Bank shall record, in accordance with customary accounting practice, all charges, expenses and other items properly chargeable to Borrower; all payments made by Borrower on account of indebtedness evidenced by the Loan Account; all proceeds of Collateral which are finally paid to Bank at its office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Loan Account shall reflect the amount of Borrower’s Loan Indebtedness from time to time by reason of the Loans and other appropriate charges hereunder. At least once each month, Bank shall render a statement of account for the Loan Account, which statement shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank’s sending of said statement to Borrower.

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2.2	Establishment of Line of Credit Loan. Any Line of Credit Commitment now or hereafter committed to by Bank pursuant to which Borrower shall execute and deliver to Bank a Line of Credit Note shall be governed by and issued pursuant to the provisions, terms and conditions set forth herein.

2.3	Line of Credit Advances.

(i)          Upon Borrower’s execution of this Agreement and a Line of Credit Note and compliance with the terms of this Agreement ,and subject to Bank’s confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Line of Credit Commitment. Bank shall make such Advances into the FCTA for the sole purpose of honoring requests from Borrower, made through Aaron by fax, email or other electronic form of notification to Aaron by 12:00 noon (Atlanta, Georgia time) on the last Business Day immediately prior to the 10th or the 25th day of each month, for SWIFT transfers to suppliers of Merchandise in payment of Approved Invoices, including any freight charges to the extent Aaron consents thereto, or with Aaron’s consent, to Borrower’s own account for the payment of sales use taxes. Borrower shall not use the FCTA for any purpose other than as contemplated by this Agreement. The maximum principal amount of Advances under the Line of Credit Commitment at any time outstanding shall not exceed the committed amount of the Line of Credit Commitment. Each Advance shall be in the amount of not less than $500.

(ii)          Borrower shall submit purchase order requests for Merchandise to Aaron from time to time. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (a) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (b) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than the proceeds of Loans, unless otherwise agreed by Aaron. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When Borrower wishes to pay such invoice, Borrower, subject to availability of the Line of Credit Commitment and the minimum borrowing threshold, shall pay such invoice by requesting, by way of fax, email or other electronic form of notification by 12:00 noon (Atlanta, Georgia time) on the last Business Day immediately prior to the 10th or the 25th day of each month, that Aaron direct Bank to pay such invoice by initiating a SWIFT transfer from Borrower’s FCTA to the applicable vendor and Bank shall be entitled to rely on such request from Aaron as if it had been made directly by the Borrower. Any directions for SWIFT transfers transmitted by Aaron to Bank prior to 12:00 noon (Atlanta, Georgia time) on the Business Day immediately preceding the 10th or the 25th day of a month, shall be paid by Bank no later than the next Business Day thereafter, unless Borrower is otherwise notified by Aaron or Bank.

(iii)          Upon receipt of the request for a SWIFT transfer (provided, however, that such request relates to an Approved Invoice), Bank shall honor such request by making an Advance pursuant to the Line of Credit Commitment in the amount of such request into Borrower’s FCTA and forwarding such amount to the supplier by means of a SWIFT transfer in accordance with the instructions of Borrower. Upon receipt of any request to deposit funds into an account in the name of Borrower and receipt of Aaron’s approval thereof, Bank shall honor such request by making an Advance pursuant to the Line of Credit Commitment in the amount of such request into Borrower’s FCTA and automatically forwarding such amount to such account of Borrower by means of a SWIFT transfer in accordance with the instructions of Borrower. In the event that a request for a SWIFT transfer is presented for payment and Borrower’s availability pursuant to the Line of Credit Commitment is insufficient to honor such request, Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly FCTA statement in the form customarily used by Bank for its commercial customers and a loan account statement.

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(iv)          The aggregate amount of Advances made to Borrower during such month shall be amortized into twenty-four (24) equal payments of principal due and payable on the next succeeding Payment Dates; provided, however, that, in the event that Bank terminates the Line of Credit Commitment as provided in Section 2.8 below, all outstanding amounts shall be due and payable on the 24th Payment Date following such termination.

2.4	Establishment of Revolving Loan. Any Revolving Commitment now or hereafter committed to by Bank pursuant to which Borrower shall execute and deliver to Bank a Revolving Note shall be governed by and issued pursuant to the provisions, terms and conditions set forth herein.

2.5	Revolving Advances.

(i)          Upon Borrower’s execution of this Agreement and a Revolving Note and compliance with the terms of this Agreement and subject to Bank’s confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Revolving Commitment. Bank shall make such Advances into the FCTA for the sole purpose of honoring requests from Borrower, made through Aaron by fax, email or other electronic form of notification to Aaron by 12:00 noon (Atlanta, Georgia time) on the Business Day immediately preceding the 10th or the 25th day of each month, to purchase inventory, and to the extent permitted by Aaron, to pay sales and use taxes and freight charges. Borrower shall not use the FCTA for any purpose other than as contemplated by this Agreement. The maximum principal amount of Advances under the Revolving Commitment at any time outstanding shall not exceed the lesser of (A) the committed amount of the Revolving Commitment and (B) (1) the Borrowing Base, as most recently reported by Aaron to Bank pursuant to Section 2.5(iv) hereof minus (2) the outstanding principal amount of the Term Loan (such lesser amount herein referred to as the “Revolver Availability”). Each Advance shall be in the amount of not less than $500.

(ii)          Borrower shall submit purchase order requests for Merchandise to Aaron from time to time. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (a) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (b) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than the proceeds of Loans, unless otherwise agreed by Aaron. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When Borrower wishes to pay such invoice by Advance pursuant to the Revolving Commitment, Borrower, subject to the Revolver Availability, shall pay such invoice by requesting, through fax, email or other electronic form of notification, that Aaron direct Bank to pay such invoice by initiating a SWIFT transfer from Borrower’s FCTA to the applicable vendor and Bank shall be entitled to rely on such request from Aaron as if it had been made directly by the Borrower. Any directions for such SWIFT transfers transmitted by Aaron to Bank prior to 12:00 noon (Atlanta, Georgia time) on any Business Day immediately preceding the 10th or the 25th day of any month, shall be paid by the Bank no later than the next Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

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(iii)          Upon receipt of the request for a SWIFT transfer (provided, however, that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Revolving Commitment in the amount of such request into Borrower’s FCTA and automatically forwarding such amount to the supplier by means of a SWIFT transfer in accordance with the instructions of Borrower. Upon receipt of any request to deposit funds into an account in the name of Borrower and receipt of Aaron’s approval thereof, the Bank shall honor such request by making an Advance pursuant to the Revolving Commitment in the amount of such request into Borrower’s FCTA and automatically forwarding such amount to such account of Borrower by means of a SWIFT transfer in accordance with the instructions of Borrower. In the event that a request for a SWIFT transfer is presented for payment and Borrower’s availability pursuant to the Revolving Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly FCTA statement in the form customarily used by Bank for its commercial customers and a loan account statement.

(iv)          On the fifth Business Day of each month, for a Borrower with a Revolving Loan (as determined on the last day of the preceding calendar month), Aaron shall calculate the Borrowing Base and report the same to Bank in writing (the “Borrowing Base Report”), and Bank shall be entitled to rely conclusively upon such information. Upon receipt of the Borrowing Base Report, Bank shall input such information into Bank’s loan records to be effective as of the date which is two Business Days after receipt of such information. On the 15th day of each calendar month, Bank shall mail to Borrower a bill setting forth the total amount of principal (to the extent that the Revolving Availability is less than zero) and interest due on the next Payment Date which bill shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank’s sending of said bill to Borrower. In addition, Bank, on the date which is two Business Days after receipt of the Borrowing Base Report from Aaron, shall notify Borrower in writing (including facsimile) of the new Borrowing Base for Borrower and shall require that Borrower repay on the next Payment Date any additional Advances made since the date of the preparation of the statement for such Payment Date if necessary to avoid any overadvance as of such date and such amount (in addition to any amounts set forth in the bill to Borrower) shall be due and payable on the next Payment Date.

2.6 Term Loan. Any Term Loan Commitment now or hereafter committed to by Bank pursuant to which Borrower shall execute and deliver to Bank a Term Note shall be governed by and issued pursuant to the provisions, terms and conditions set forth herein. Upon Borrower’s execution of this Agreement and a Term Note and compliance with the terms of this Agreement and subject to Bank’s confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank may make a Term Loan to Borrower in a principal amount not to exceed the Term Loan Commitment; provided, however, that if for any reason the full amount of Bank’s Term Loan Commitment is not fully drawn on the Closing Date, the undrawn portion thereof shall automatically be cancelled.

2.7	Repayment.

(i)          Line of Credit Loans. Payments of principal for Line of Credit Loans shall be due and payable by Borrower to Bank on each Payment Date and subject to the provisions of Section 2.8 below, on the Maturity Date for the Line of Credit Commitment, unless sooner accelerated in accordance with the terms hereof.

(ii)          Revolving Loans. Payments of principal for Revolving Loans shall be due and payable by Borrower to Bank, subject to the provisions of Section 2.10(b) below, on the Maturity Date for the Revolving Commitment, unless sooner accelerated in accordance with the terms hereof.

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(iii)          Term Loans. Payments of principal for Term Loans shall be due and payable by Borrower to Bank in installments payable on the dates set forth in the Term Note, provided, however, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loans shall be due and payable on the Maturity Date for the Term Loan.

(iv)          Except as provided below, all payments of principal of, or interest on, the Loans (including Asset Disposition Prepayments) and all other sums due under the terms of the Loan Documents at Set Intervals shall be made by way of pre-authorized debit from an account at a financial institution in Canada specified by Borrower. All voluntary prepayments of the Loan shall be made to Bank at the Lender’s Account by way of SWIFT transfer of immediately available funds or by pre-authorized debit from an account at a financial institution in Canada specified by Borrower.

2.8	Loan Term; Voluntary Termination.

(i)          The original term of the Line of Credit Commitment shall be for a period of 364 days from the Closing Date (the “Loan Term”). Thereafter, the Loan Term may be extended from time to time in the sole discretion of the Bank for an additional period up to 364 days (the “Extended Loan Term”) by written notice from Bank to Borrower unless either party terminates the Line of Credit Commitment as set forth hereunder. Upon written notice to the Bank, the Borrower may, at its option, terminate the Line of Credit Commitment. The Bank may, at its option, terminate the Line of Credit Commitment, which termination will occur on the earlier of: (x) on the then-current Maturity Date should the Bank determine it will not extend the Line of Credit Commitment beyond the Loan Term or the Extended Loan Term, as provided for in the immediately preceding sentence and without further notice or action by the Bank, or (y) upon ninety (90) days prior written notice to the Borrower for any termination other than on the then-current Maturity Date. Bank may also terminate the Line of Credit Commitment pursuant to Section 10 hereof. Upon the effective date of a termination of the Line of Credit Commitment effected by Borrower, the principal of and all accrued but unpaid interest on the Loan Indebtedness in respect of the Line of Credit Loans shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank’s security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness in respect of the Line of Credit Loans is fully and finally paid. In the event Bank elects to terminate, (a) Bank shall continue to make Advances until the effective date of the termination and (b) Advances outstanding at the effective date of the termination shall be repaid according to the twenty-four (24) month amortization schedule provided above, provided, however, that, notwithstanding the foregoing all outstanding Loan Indebtedness in respect of the Line of Credit Loans shall be due and payable in full on the 24th Payment Date following termination of the Line of Credit Commitment by Bank. Nothing set forth in this Section 2.8(i) shall be deemed to limit the ability of Bank to declare all amounts outstanding under the Line of Credit Note immediately due and payable upon the occurrence of an Event of Default hereunder as provided herein.

(ii)          The original term of the Revolving Commitment shall terminate on the Maturity Date, subject to Section 10 hereof, which may be extended from time to time in the sole discretion of the Bank for an additional period up to 364 days (the “Extended Loan Term”) by written notice from Bank to Borrower, unless either party terminates the Loan as set forth hereunder. The Bank may, at its option, terminate the Revolving Commitment, which termination will occur on the then-current Maturity Date without further notice or action by the Bank. Upon the termination of the Revolving Commitment, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank’s security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid.

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(iii)          The Term Loan shall terminate on the Maturity Date for the Term Loan set forth in the Term Note, which date shall be no more than two years from the Closing Date, subject to Section 10 hereof. Upon the termination of the Term Loan, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank’s security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid.

2.9	Interest.

(i)          From and after the date hereof, interest shall accrue on the unpaid principal amount of the Loan Indebtedness at the Floating Rate. Interest shall be calculated daily and shall be computed on the basis of actual days elapsed over the period of a 360 day year. Interest shall be payable in arrears on each Payment Date and on the Maturity Date, whether due to acceleration or otherwise. Any principal balance outstanding pursuant to a Loan Commitment not paid when due shall bear interest at a rate of interest per annum equal to the Default Rate, such interest to be payable upon demand. After the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loans shall bear interest at the Default Rate, which shall be payable on demand.

(ii)          In no contingency or event whatsoever shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money advanced under this Agreement exceed the highest lawful rate permissible under Applicable Law. It is the intent hereof that Borrower will not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged to and paid by Borrower under Applicable Law. All interest (and charges deemed interest) paid or agreed to be paid to Bank shall, to the extent permitted by Applicable Law, be amortized, pro rated, allocated and spread in equal parts throughout the full term hereof until payment in full of the principal amount of the Loan Indebtedness owing hereunder (including the period of any renewal or extension hereof) so that interest on the principal amount of the Loan Indebtedness outstanding hereunder for such full period will not exceed the maximum amount permitted by Applicable Law.

2.10	Loan Prepayment.

(i)          Voluntary Prepayment. Borrower shall have the right to prepay the Loans in whole or in part on any Payment Date, but subject to Borrower having provided at least two (2) Business Days’ prior written notice to Bank. Partial prepayments of any Line of Credit Loan (other than proceeds of Asset Dispositions which shall be applied as set forth in the following Section 2.10(ii)) shall be applied to reduce the current month’s Advances with any excess prepayment applied to unpaid principal payments of the Loans in inverse order of maturity.

(ii)          Mandatory Prepayment. (i) For the Line of Credit Loan, mandatory prepayment shall be required for Asset Dispositions. For the Revolving Loan, on any Payment Date on which the aggregate outstanding principal amount of the Revolving Loan exceeds the lesser of (x) the Revolving Commitment or (y) (1) the Borrowing Base, as most recently reported to Borrower by Bank pursuant to Section 2.7(iv) hereof minus (2) the outstanding principal balance of the Term Loan, Borrower shall prepay the Revolving Loans in the amount of such overadvance, as notified to Borrower by Bank.

2.11	Audits. Borrower hereby consents and authorizes Aaron or Bank or any agent or representative thereof to conduct periodic field audits of Borrower. Such field audits may include, without limitation, examinations of the payment receipts, tax returns, bank statements, loan statements, Lease Contracts, inventory on hand, computer-generated reports of Asset Dispositions, Rental Revenue and other financial data necessary to determine the accuracy and validity of the reports, compliance certificates, financial reports and other information forwarded to either of Bank or Aaron by Borrower in connection with the Loan.

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2.12	Tracking of Merchandise; Asset Dispositions.

(i)          All Merchandise financed by Bank must be serialized by means of the Aaron’s Proprietary System for appropriate reconciliation of Advances and receipt of Merchandise and for purposes of tracking Asset Dispositions, if applicable. Borrower shall be obligated to furnish serial numbers for all Merchandise purchased directly to Aaron on a weekly basis (and, if available, on a daily basis) by transmittal of Borrower’s receiving report (containing Aaron’s Proprietary System numbers) directly to Aaron on the Aaron’s Proprietary System. As set forth more fully below, Aaron will maintain and track such information as agent for Bank and Bank shall at all times have access to such information.

(ii)          If Borrower has a Line of Credit Note and an Asset Disposition occurs, Borrower shall immediately report such Asset Disposition to Aaron by means of the Aaron’s Proprietary System, such information to include the Aaron’s Proprietary System numbers, and if assigned, the serial numbers of the Merchandise subject to the Asset Disposition, the Net Book Value of such Merchandise and the proceeds received by Borrower therefrom. Aaron, on a monthly basis, shall transmit all such information to Bank in a summary form. Based solely on such information provided by Aaron, Bank will notify Borrower on a monthly basis, of the amount of the required prepayment (the “Asset Disposition Prepayment”) of the aggregate outstanding amount of the Line of Credit Loan due on the next Payment Date which amount shall be equal to the Net Book Value of the Asset Dispositions during the preceding month not applied to Advances made during such month as set forth above, unless otherwise agreed to by Bank. Borrower shall be notified by Bank by the Business Day next following the 25th day of each calendar month of the Asset Disposition Prepayment and payment thereof shall be due on the next succeeding Payment Date.

2.13	Closing Fee. On the Closing Date of each Loan, Borrower shall pay to Bank a closing fee (“Closing Fee”) in the amount of $500 per store location.

2.14	Commitment Fees.

(i)          Borrower shall pay a commitment fee (the “Commitment Fee”) on any unused portion of the Line of Credit Commitment and the Revolving Commitment in the amount of _________________% per annum, such Commitment Fee to be paid quarterly in arrears on every third Payment Date, commencing on the third Payment Date after the Closing Date.

(ii)          All Commitment Fees shall be paid on the dates due, in immediately available funds, to Bank.

2.15	Delinquent Payment Fees. In the event that any payment due and payable hereunder is not received by Bank on the Payment Date when due (including, without limitation, any payment not received as a result of the dishonour of a pre-authorized debit or a return of a pre-authorized debit initiated by Borrower), Borrower shall, upon request from Bank, pay to Bank a delinquent payment fee (the “Delinquent Payment Fee”) in an amount equal to the greater of (i) one percent (1%) of the amount of the late payment and (ii) $500.00.

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3.	COLLATERAL AND INSURANCE.

3.1	Granting of Security Interest in Collateral. As security for the payment and performance of all of the Loan Indebtedness, Borrower shall enter into the Security Agreement and grant Bank thereunder a continuing security interest in its Collateral. The Loan Indebtedness shall also be secured by any other property (whether real or personal) in which Borrower may have heretofore or concurrently herewith granted, or may hereafter grant, a Lien in favor of Bank.

3.2	Form of Lease Contracts. All Lease Contracts will be (i) in a form prescribed by Aaron for use by its franchisees, (ii) be transferable to Bank and (iii) contain the following provision:

“The undersigned consents to the transfer of, or grant of a security interest in, any or all of the Lessor’s right, title and interest (residual or otherwise) in and under this Agreement to any third party. No such transfer, grant of security interest or enforcement of security interest will (a) affect the undersigned’s lease obligations or (b) change any duties of, or increase any burdens or risks imposed on, the parties to this agreement.”

Immediately upon execution of the same, all Lease Contracts shall be hereby assigned to Bank, and, immediately upon Bank’s request, delivered to Bank together with any and all related documents, and will contain, by way of a stamp or as a part of the preprinted lease contract, the following legend directly below Borrower’s customer’s signature:

“FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO SUNTRUST BANK AS COLLATERAL SECURITY AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.”

Borrower will not assign, sell, pledge, convey or by any other means transfer to any person other than Bank any Lease Contracts or Chattel Paper, without Bank’s prior written consent.

3.3	Other Documents. Borrower shall execute and deliver, or shall be caused to be executed and delivered, to Bank such other instruments, agreements, assignments, notifications or other documents relating to the Collateral as Bank may from time to time request in order to evidence, perfect or continue the perfection of Bank’s Liens upon any of the Collateral.

3.4	Insurance. Borrower shall maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower’s and such other insurance as Bank may require, including, without limitation, theft, fire, public liability, business interruption, casualty, property damage, and worker’s compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee, sole loss payee, or additional insured, as appropriate. Borrower shall deliver to Bank from time to time, at Bank’s request, copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Each policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days’ prior written notice to Bank in the event of any lapse, termination or cancellation of the policy for any reason whatsoever and a clause that the interest of Bank shall not be impaired or invalidated by any act or neglect of Borrower or owner of the property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. All such insurance policies shall contain such other provisions as Bank may require in order to protect Bank’s Lien in the collateral and Bank’s right to receive payments under such policies. Borrower hereby appoints Bank as attorney in fact for Borrower to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Borrower thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as Bank shall have a Lien in any of the Collateral pursuant to this Agreement. If Borrower shall fail to procure such insurance or to pay any premium with respect thereto, then Bank may, at its discretion, procure such insurance or pay such premium and any costs so incurred by Bank shall constitute a part of the Loan Indebtedness. Bank may apply the proceeds of any insurance policy received by Bank to the payment of any liabilities, whether or not due, in such order of application as Bank shall determine. Borrower shall promptly furnish Bank with certificates or other evidence satisfactory to Bank indicating compliance with the foregoing insurance requirements.

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3.5	Validation and Collection of Accounts. Whether or not a Default Condition or an Event of Default has occurred, Bank shall have the right, at any time or times hereafter, in the name of Bank or any designee of Bank to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise, and Borrower shall fully cooperate with Bank in an effort to facilitate and promptly conclude any such verification process. Unless Bank shall at any time following the occurrence of an Event of Default, elect to give notice to Account Debtors to make payments on the Accounts directly to Bank, Borrower shall endeavor in the first instance to make collection of its Accounts for Bank. Borrower shall at the request of Bank notify the Account Debtors of the security interest of Bank in any Account and Bank may itself at any time so notify Account Debtors. Upon or after the occurrence of an Event of Default, Borrower shall (if and to the extent requested to do so by Bank) notify the Account Debtors to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness.

3.6	Maintenance of Collateral. Borrower shall maintain all Inventory and Equipment in good condition, reasonable wear and tear excepted in the case of Equipment, and shall, as and when requested by Bank, provide Bank with a list of all of the Equipment and evidence of ownership thereof. Borrower shall not permit any of the Equipment to become affixed to any real property so that such Equipment is deemed a fixture under the real estate laws of the applicable jurisdiction.

3.7	Expenses Relating to Collateral. Borrower shall pay Bank on demand an amount equal to any and all expenses, including legal fees, incurred or paid by Bank in connection with Bank’s insuring, maintaining, protecting, storing, safeguarding, or paying Liens with respect to any of the Collateral or otherwise discharging any duty or obligation of Borrower with respect to any of the Collateral.

3.8	Rights to Collateral. Bank shall have no duty to collect, protect or preserve the underlying value of any Collateral or any income thereon or to preserve any rights against prior parties. Bank may exercise its rights and remedies with respect to the Collateral without first resorting (and without regard) to any other security for the Loans or other sources of payment or reimbursement for the Loan Indebtedness.

4.	CONDITIONS PRECEDENT.

Borrower shall deliver and Bank shall have received the following documents, each in form and substance satisfactory to Bank, as conditions precedent of the Loans:

(i)          a validly executed copy of this Agreement and the Security Agreement;

(ii)          the validly executed Notes;

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(iii)          a validly executed copy of a Guaranty of each partner or majority stockholder of Borrower, and to the extent not prohibited by Applicable Law, the spouse of such Person together, in the case of the spouse, a certificate of independent legal advice with respect to the spouse’s execution of such Guaranty; provided, however, that if such spouse is not providing a Guaranty, a validly executed copy of the Spousal Consent;

(iv)          a validly executed landlord’s waiver, in form and substance satisfactory to Bank, for each location leased by Borrower where the financed Merchandise is located;

(v)           a validly executed PAD Authorization in the form attached hereto as Exhibit E, authorizing Bank to debit Borrower’s bank account at a Canadian financial institution specified therein for payments due hereunder at Set Intervals, including without limitation, Asset Disposition Prepayments and mandatory prepayments of the Loans pursuant to Section 2.10(ii);

(vi)          evidence of Borrower’s good standing;

(vii)         a validly executed officer’s certificate or such other evidence acceptable to Bank evidencing Borrower’s corporate, partnership or other necessary authorization of the Loans and incumbency; and

(viii)        a certificate of insurance from an insurer acceptable to Bank evidencing Borrower’s compliance with Section 3.4 hereof and naming Bank as loss payee/additional insured as follows:

Aaron’s Program Manager
SunTrust Bank
Program Lending
3333 Peachtree Road, N.E.

3rd Floor
Mail Code 1802
Atlanta, Georgia 30326

(ix)          a validly executed authorization in favour of Aaron, authorizing Aaron to initiate SWIFT transfers from the FCTA to pay vendors in accordance with Section 2.3(ii).

In addition, Bank shall have satisfied itself that (y) all necessary steps have been taken and all necessary registrations have been made to perfect Bank’s security interest in the Collateral, and (z) there are no Liens on any of the Collateral, and Bank shall be satisfied that all corporate or partnership proceedings necessary for the authorization of the Loan shall have been taken and Bank shall have received any other documents that it deems necessary or advisable.

5.	BORROWER’S REPRESENTATIONS AND WARRANTIES.

To induce Bank to enter into this Agreement, Borrower represents and warrants as follows:

5.1	Organization and Qualification of Borrower. Borrower is _________________ under the laws of the province shown on the first page hereof or under the laws of Canada, and is qualified to do business in all jurisdictions where the character of its properties or the nature of its activities make such qualification necessary.

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5.2	Corporate or Other Authority; No Violation of Other Agreements. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of Borrower and do not and will not (i) violate any provision of Borrower’s articles of incorporation, by laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which Borrower is a party or by which Borrower or any of its property is bound. Each PAD Authorization has been executed by persons with signing authority in respect of the account at a Canadian financial institution that is the subject of such PAD Authorization and any such PAD Authorization is a Business PAD and not a Personal PAD.

5.3	Enforceability. This Agreement and each of the other Loan Documents create legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

5.4	Entire Agreement. The Notes and accompanying Loan Documents executed in connection with the Loans and delivered to Bank are the only contracts evidencing the transaction described herein and constitute the entire agreement of the parties hereto with respect to the transaction.

5.5	Genuineness of Signatures. The Notes and each accompanying Loan Document executed in connection with the Loans are genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

5.6	Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened before any court, tribunal or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

5.7	Financial Condition. Borrower’s financial statement previously delivered to Aaron, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with GAAP consistently applied, and since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower. Borrower is now and will remain Solvent.

5.8	Taxes. All federal, provincial and local tax returns have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, provincial and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

5.9	Compliance with Laws. Borrower has duly complied with, and its properties and business operations are in compliance in all material respects with, the provisions of all Applicable Laws, including, without limitation, all Environmental Laws. Borrower possesses all permits, franchises, licenses, trademark rights, trade names, patents and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, authorization, order or license of, any Person is necessary in connection with the execution or performance of this Agreement or the other Loan Documents.

5.10	No Default. No Default Condition or Event of Default exists.

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5.11	Accounts. Each Account arises out of a bona fide lease or sale and delivery of goods or rendition of services by Borrower and, unless otherwise indicated by Borrower to Bank in writing promptly after learning thereof, the facts appearing on the invoice evidencing such Account and Borrower’s books relating thereto are true and accurate and payment thereof is not subject to any known dispute, offset or claim except for discounts granted in the ordinary course of Borrower’s business that are reflected on the face of such invoice.

5.12	Use of Proceeds. None of the proceeds of any Advances by Bank or the Term Loan have been or will be used to purchase or carry (or to satisfy or refinance any indebtedness incurred to purchase or carry) any “margin stock” (as defined in Regulation U of the Federal Reserve Board). Advances shall be made for the sole purposes of honoring requests for SWIFT transfers to (i) suppliers of Merchandise in payment of Approved Invoices, and (ii) other accounts specified by Borrower with respect to Advances made for working capital purposes, subject to the approval of Aaron, which requests have been made to Aaron as provided in Section 2.3(i) or Section 2.3(ii), or upon the consent of Aaron, for the purpose of payment of freight charges (but not for the purpose of paying provincial sales taxes, goods and services tax, harmonized sales tax or customs duty). The proceeds of the Term Loan shall be used solely for the purpose of financing the acquisition and expansion of stores franchised by Aaron and operated by the Borrower and for Aaron-approved working capital purposes, but excluding in all cases any non-business purposes.

Each submission of an Approved Invoice made by Borrower pursuant to this Agreement or any other Loan Document shall constitute an automatic representation and warranty by Borrower to Bank that there does not then exist any Default Condition or Event of Default and a reaffirmation as of the date of said request that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects. All representations and warranties contained in this Agreement or in any of the other Loan Documents shall survive the execution, delivery and acceptance hereof by Bank and the closing of the transactions described herein.

6.	FINANCIAL COVENANTS.

Borrower shall comply with the following financial covenant[s]:

(i)          [Rental Revenue to Debt Service. Commencing on the first day of the calendar quarter in which the 25th month following the Opening Date of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 25th month occurs and on the last day of each calendar quarter thereafter, the ratio of Borrower’s Rental Revenue to Debt Service for such quarter shall not be less than 2.2:1.0;]2

(ii)          Debt to Rental Revenue. [Commencing on the first day of the calendar quarter in which the first day of the 19th month following the Opening Date of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 19th month occurs and on the last day of each calendar quarter thereafter,][On the last day of each calendar quarter] the ratio of Borrower’s Debt to Borrower’s Rental Revenue shall not exceed [__]:1.0.3

2 Note: This covenant will not apply in the case of any Borrowers who have Revolving Loans or Term Loans as, in such case, the Borrowing Base in the applicable Loan Agreement will apply in lieu of this covenant.

3 Note: This covenant will apply and be tested on last day of each calendar quarter and not be tied to any Opening Date of store locations in the case of any Loan Agreement providing for Loans to be made available to a Borrower consisting solely of Revolving Loans. Covenant levels for this covenant will be established by Aaron or in the applicable Loan Agreement for each Borrower.

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To the extent any of the financial covenants set forth above in this Section 6 are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores’ aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

7.	BORROWER’S AFFIRMATIVE COVENANTS.

During the term of this Agreement, and thereafter for so long as there is any outstanding Loan Indebtedness to Bank, Borrower covenants that, unless otherwise consented to by Bank in writing, it shall:

7.1	Financial Reports. Deliver to Aaron or cause to be delivered to Aaron:

(i)          on or before the last Business Day of each month, an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a year to date basis, on a consolidated and per store basis; prepared in accordance with GAAP in the format recommended by Aaron;

(ii)          on or before the last Business Day of each month after the end of each calendar quarter (a) an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a quarterly basis, on a consolidated and per store basis, prepared in accordance with GAAP in the format recommended by Aaron, and (b) a compliance certificate as described below in Section 7.2;

(iii)          within 90 days after the end of each fiscal year a balance sheet and income statement of Borrower as of the end of such year and for the fiscal year then ended, compiled by such firm of chartered accountants as may be designated by Borrower and be satisfactory to Bank as prepared in accordance with GAAP and, to the extent delivered to Aaron, audited financial statements for such period;

(iv)          within 120 days after the end of each fiscal year, an annual personal financial statement of each Guarantor; and

(v)          with reasonable promptness, all reports by Borrower to its shareholders and such other information as Aaron or Bank may reasonably request from time to time.

7.2	Compliance Certificate. Prepare and deliver to Aaron, to the extent Borrower has a Line of Credit Loan, in conjunction with the quarterly financial reports required to be delivered pursuant to Section 7.1(iii) above, a quarterly compliance certificate (the form of which is attached hereto as Exhibit B), including a Quarterly Covenant Compliance Report (the form of which is attached hereto as Exhibit C) presenting the calculation of the financial covenants set forth above in Section 6, noting any negative variances with the covenants and explaining any such variances.

Borrower acknowledges that Aaron will review each compliance certificate and may revise the calculations set forth on such compliance certificate to be consistent with the information shown on quarterly detailed Inventory reconciliation reports and detailed revenue reports prepared by Aaron each quarter showing the amount of Inventory at each of Borrower’s stores as of the end of such quarter and the amount of monthly and quarterly revenue at each of Borrower’s stores. Borrower acknowledges that Aaron will forward copies of each compliance certificate, with revised calculations as appropriate, to Bank and agrees that Bank shall be entitled to rely each such compliance certificate, as revised by Aaron, for purposes of determining whether the covenants set forth in Section 6 above have been met.

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7.3	Books and Records. Maintain its Books and Records and accounts in accordance with GAAP and permit any Person designated by Bank or Aaron to visit Borrower’s premises, inspect any of the Collateral or any of the Books and Records, and to make copies thereof and take extracts therefrom, and to discuss Borrower’s financial affairs with Borrower’s financial officers and accountants.

7.4	Taxes. Promptly file all tax returns and pay and discharge all taxes, assessments, withholdings and other governmental charges imposed upon it, its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto.

7.5	Notices to Bank. Promptly notify Bank in writing of (i) the occurrence of any Default Condition or Event of Default; (ii) any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower; (iii) the release or discharge of any Hazardous Substance on any property owned by Borrower; and (iv) any asserted violation by Borrower of or demand for compliance by Borrower with any Applicable Law.

7.6	Compliance with Applicable Laws. Comply in all material respects with all Applicable Laws, including, without limitation, all Environmental Laws.

7.7	Corporate Existence. Maintain its separate corporate existence and all rights, privileges and franchises in connection therewith, and maintain its qualification and good standing in all jurisdictions where the failure to do so could have a Material Adverse Effect upon its financial condition or ability to collect the Accounts.

7.8	Electronic Debit Authorizations. Execute and deliver to Bank and maintain in effect at all times a PAD Authorization authorizing Bank to debit Borrower’s specified account at a Canadian financial institution for all payments required hereunder that are due at Set Intervals, including, without limitation, all payments of interest payable pursuant to Section 2.9, all Asset Disposition Prepayments and other mandatory principal prepayments payable pursuant to Section 2.10 and all Commitment Fees payable pursuant to Section 2.14 and, if requested by Bank in connection with any Sporadic payment required to be made by Borrower hereunder, a PAD Authorization in respect of such Sporadic payment, each such PAD Authorization to be executed and delivered by persons having signing authority over the bank account that is the subject of such PAD Authorization.

8.	NEGATIVE COVENANTS.

During the term of this Agreement, and thereafter for so long as there are is Loan Indebtedness outstanding, Borrower covenants that unless Bank has first consented thereto in writing, it will not:

8.1	Merger; Disposal or Moving of Collateral. Amalgamate, merge or consolidate with or acquire any substantial portion of the assets or stock of any Person; sell, lease, transfer or otherwise dispose of all or any portion of its properties (including any of the Collateral), except sales or leases of Inventory in the ordinary course of business; or, without having given Bank at least 60 days prior written notice and having executed such instruments and agreements as Bank shall require, change its name, adopt a French form of name, change the location of any Collateral or the location of its chief executive office, principal place of business or the office at which it maintains its Books and Records. Notwithstanding the foregoing, to the extent that Borrower is calculating its compliance with the financial covenants set forth in Section 6 hereof on a consolidated basis, Borrower may move Inventory from one location included in such calculation to another of Borrower’s Aaron’s locations without complying with the notice provisions hereof, as long as such Inventory is properly transferred in the Aaron’s Proprietary System.

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8.2	Liens. Grant or suffer to exist any Lien upon any of the Collateral.

8.3	Guarantees. Guarantee, assume, endorse or otherwise become contingently liable for any obligation or indebtedness of any Person, either directly or indirectly, exceeding $25,000 not existing as of this date, except by endorsement of items of payment for deposit or collection.

8.4	Loans. Make loans or advances of money to or investments in any Person, or (except in the ordinary course of business and on fair and reasonable terms) engage in any transaction with a Subsidiary or affiliate.

8.5	Stock of Borrower. Repurchase, or pay or declare any dividend on, any of its capital stock; provided, however, that if no Default Condition or Event of Default exists and Borrower remains in compliance with the financial covenants set forth in Section 6 above after giving effect thereto, it may pay dividends and make such repurchases.

9.	EVENTS OF DEFAULT.

9.1	List of Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an “Event of Default”:

(i)          Borrower shall fail to pay any of the Loan Indebtedness (including any overadvance) or to repay principal as required in connection with any Asset Disposition within ten (10) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise and including any failure to pay resulting from a dishonour of a pre-authorized debit or a return of a pre-authorized debit initiated by Borrower);

(ii)          any warranty, representation, or other statement by Borrower herein or in any instrument, certificate or financial statement furnished in compliance herewith proves to have been false or misleading in any material respect when made;

(iii)         Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement, any of the other Loan Documents or any other agreement now or hereafter entered into with Bank; Borrower shall fail to abide by the financial covenants set forth in Section 6 hereof, provided that Aaron may waive any financial covenant.

(iv)         Borrower or any Guarantor shall fail to pay when due any amount owed to any creditor (other than Bank) or any Guarantor shall fail to pay or perform any liability or obligation in accordance with the terms of any agreement with Bank;

(v)          Borrower, Aaron or any Guarantor shall cease to be Solvent, shall die or become incompetent, shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, shall make an assignment for the benefit of creditors, or shall make an offer of settlement or composition to their respective unsecured creditors generally;

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(vi)          any petition for an order for relief shall be filed by or against Borrower or any Guarantor or Aaron under the BIA or the CCAA (if against Borrower or any Guarantor, the continuation of such proceeding for more than 30 days);

(vii)         any judgment, writ of attachment or similar process is entered or filed against Borrower or any Guarantor or any of Borrower’s or any Guarantor’s property and such judgment, writ of attachment or process is not dismissed, satisfied or vacated within ten (10) days thereafter or (ii) results in the creation or imposition of any Lien upon any Collateral;

(viii)       any Guarantor shall revoke or attempt to revoke the guaranty signed by such Guarantor or shall repudiate such Guarantor’s liability thereunder or Aaron shall default in its obligations to Bank with respect to the Loan Indebtedness or repudiate its liability therefor;

(ix)          any Person, or group of Persons (whether or not related), shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of Borrower, other than any Person, or group of Persons, that has such majority ownership on the date of execution of this Agreement;

(x)           Borrower shall lose its franchise, license or right to lease or to sell the Inventory or Borrower’s Franchise Agreement is terminated or revoked for any reason;

(xi)           Borrower shall fail to enter properly any acquisition of Inventory or Equipment or any Asset Disposition on the Aaron’s Proprietary System;

(xii)          Borrower shall use its FCTA for any use other than as explicitly authorized pursuant to this Agreement; or

(xiii)         Borrower shall not have in effect at all times an effective PAD Authorization in respect of the payment of all amounts payable by it hereunder at Set Intervals or shall fail, if so requested by Lender, to execute and deliver a PAD Authorization in respect of any sporadic payment due hereunder.

9.2	Cure Period. Borrower shall have a five (5) calendar day period after Bank gives it notice of the occurrence of an Event of Default (other than an Event of Default pursuant to Section 9.1(vi)) above, during which it may cure such Event of Default. An Event of Default arising under Section 9.1(i)(i)) above shall only be cured by Bank’s receipt of payment in immediately available funds by wire transfer or pre-authorized debit.

9.3	Advances. In no event shall Bank have any obligation to make any Loan hereunder or an Advance pursuant to a Line of Credit Commitment or Revolving Commitment hereunder if there exists a Default Condition or an Event of Default.

10.	REMEDIES.

All of the Loan Indebtedness shall become immediately due and payable and the Line of Credit Commitment and Revolving Commitment shall be deemed immediately terminated (without notice to or demand upon Borrower) upon the occurrence of an Event of Default under Section 9.1(vi) of this Agreement; and upon and after the occurrence of any other Event of Default, subject to the cure period set forth in Section 9.2 hereof, Bank shall have the right to terminate immediately the Line of Credit Commitment and Revolving Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, immediately due and payable upon receipt by Borrower of written notice and demand. From and after the date on which the Loan Indebtedness becomes automatically due and payable or is declared by Bank to be due and payable as aforesaid, Bank shall have and may exercise from time to time any and all rights and remedies afforded to a secured party under the PPSA or any other Applicable Law. If the Loan Indebtedness is collected by or through legal counsel, Bank shall be entitled to collect reasonable legal fees and court costs from Borrower. In addition to, and without limiting the generality of the foregoing, Bank shall have the rights and remedies set forth in the Security Agreement and the following rights and remedies which it may exercise at any time or times (all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently):

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(i)          the right to notify any Account Debtor to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness and to collect all amounts owing from any such Account Debtor;

(ii)          the right to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Bank deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Bank may have a security interest. Any requirement of reasonable notice shall be met if such notice is sent to Borrower in accordance with Section 12 hereof at least seven (7) days before the date of sale or other disposition of the Collateral. Bank may bid and be the purchaser at any such sale if permitted by Applicable Law;

(iii)          the right to require Borrower, at Borrower’s expense, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties (and, for purposes hereof, Borrower stipulates that Bank shall be entitled to the remedy of specific performance). Alternatively, Bank may peaceably by its own means or with judicial assistance enter Borrower’s premises and take possession of the Collateral or dispose of the Collateral on Borrower’s premises without interference by Borrower;

(iv)          the right to incur legal fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other Lien which in the opinion of Bank may in any manner or to any extent encumber any of the Collateral, all of which fees, payments and expenses shall become part of Bank’s expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Loan Indebtedness;

(v)          the right, in Bank’s sole discretion, to perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or Bank’s interest therein, and Borrower agrees forthwith to reimburse Bank for all expenses incurred in connection with the foregoing, together with interest thereon at the Default Rate from the date incurred until the date of reimbursement;

(vi)          the right at any time or times, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand) held by Bank for Borrower’s account against any of the Loan Indebtedness, irrespective of whether or not Bank has made any demand under the this Agreement;

(vii)          the right to apply the proceeds realized from any collection, sale, lease or other disposition of the Collateral first to the costs, expenses and legal fees incurred by Bank for collection and for acquisition, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon the principal amount of the Loan Indebtedness; and thirdly, to the principal amount of the Loan Indebtedness. If any deficiency shall arise, Borrower and Guarantors shall remain bound and liable to Bank therefor; and

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(viii)          the right to act as Borrower’s attorney in fact (and Borrower hereby irrevocably appoints Bank as Borrower’s agent and attorney in- fact), in Borrower’s or Bank’s name, but at Borrower’s cost and expense, to receive, open and dispose of all mail addressed to Borrower pertaining to any of the Collateral, to notify postal authorities to change the address and delivery of mail to Borrower to such address as Bank may designate, to sign Borrower’s name on any bill of lading constituting or relating to any Collateral, to send verifications with respect to the Collateral, to execute in Borrower’s name any affidavits or notices with regard to any and all Lien rights and to do all other acts and things necessary to carry out the terms of this Agreement or to discharge any obligation of Borrower hereunder, this power, being coupled with an interest, is to be irrevocable so long as any Loan Indebtedness is outstanding.

11.	WAIVERS.

Borrower waives notice of Bank’s acceptance hereof. Borrower hereby waives any requirement on the part of Bank to post any bond or other security as a condition to Bank’s right to obtain an immediate writ of possession with respect to any Collateral. Bank shall not be deemed to have waived any of its rights upon or remedies hereunder or any Event of Default unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

12.	NOTICES.

(a)  Written Notices.

All notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

If to Borrower:	__________________
Attn: _________________
_________________
_________________, _________________
_________________
Telecopier No.: _________________

If to Bank:	SunTrust Bank
Program Lending
Attn: Aaron’s Program Manager
3333 Peachtree Road, N.E., 3rd Floor
Mail Code 1802
Atlanta, Georgia 30326
Telecopier No.: (404) 439-7489

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; provided, that notices delivered to the Bank shall not be effective until actually received by such Person at its address specified in this Section 12.

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Any agreement of the Bank herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Bank shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other obligations and hereunder shall not be affected in any way or to any extent by any failure of the Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by the Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in any such telephonic or facsimile notice.

(b)          Electronic Communications.

Notices and other communications to the Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Bank, provided that the foregoing shall not apply to notices to any Bank pursuant to Section 2 unless Bank has agreed to receive notices under such Section by electronic communication and have agreed to the procedures governing such communications. Bank or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless Bank otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

13.	INDEMNIFICATION.

Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Bank as the result of Borrower’s failure to observe, perform or discharge Borrower’s duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Bank by any Person under any environmental laws. If any taxes, fees or other charges shall be payable by Borrower or Bank on account of the execution, delivery or recording of any of the Loan Documents or any loans outstanding hereunder, Borrower will pay (or reimburse Bank’s payment of) all such taxes, fees or other charges, including any applicable interests and penalties, and will indemnify and hold Bank harmless from and against liability in connection therewith. The indemnity obligations of Borrower under this Section 13 shall survive the payment in full of the Loan Indebtedness.

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14.	ENTIRE AGREEMENT; AMENDMENT.

This Agreement and the other Loan Documents embody the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified or amended except by an agreement in writing signed by Borrower and Bank.

15.	SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but Borrower shall not assign this Agreement or any right or benefit hereunder to any Person. Bank may assign its rights and obligations hereunder at any time and to any Person, including without limitation, to Aaron.

16.	ARBITRATION.

ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE INTERNATIONAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS SECTION 16. THE PLACE OF ARBITRATION SHALL BE ATLANTA, GEORGIA AND THE LANGUAGE OF ARBITRATION SHALL BE ENGLISH. THE NUMBER OF ARBITRATORS SHALL BE THREE SELECTED AS FOLLOWS: WITHIN FOURTEEN (14) DAYS AFTER THE COMMENCEMENT OF ARBITRATION, EACH PARTY WILL APPOINT ONE ARBITRATOR. THESE TWO ARBITRATORS WILL THEN NAME A PRESIDING ARBITRATOR WITHIN FOURTEEN (14) DAYS AFTER THE SELECTION OF THE PARTY APPOINTEES. EACH ARBITRATOR SHALL BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES OR THE BAR OF ANY PROVINCE OF CANADA. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR, OR IF THE TWO ARBITRATORS DO NOT NAME A THIRD ARBITRATOR WITHIN THESE TIME PERIODS, THE INTERNATIONAL CENTRE FOR DISPUTE RESOLUTION SHALL AT THE WRITTEN REQUEST OF EITHER PARTY COMPLETE THE APPOINTMENTS THAT HAVE NOT BEEN MADE PURSUANT TO THE INTERNATIONAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATORS SHALL AWARD TO THE PREVAILING PARTY, IF ANY, AS DETERMINED BY THE ARBITRATORS, ALL COSTS AND EXPENSES OF THE ARBITRATORS AND THE INTERNATIONAL CENTRE FOR DISPUTE RESOLUTION. ALL WITNESS TESTIMONY AT THE HEARING SHALL BE TRANSCRIBED BY A PUBLIC STENOGRAPHER OR COURT REPORTER. ALL PARTIES AGREE TO BE BOUND BY THE RESULTS OF SUCH ARBITRATIONS; JUDGMENT UPON THE AWARD SO RENDERED MAY BE ENTERED AND ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. TO THE EXTENT REASONABLY PRACTICABLE, BOTH PARTIES AGREE TO CONTINUE PERFORMING THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT WHILE THE DISPUTE IS BEING RESOLVED.

17.	MISCELLANEOUS.

Time is of the essence of this Agreement. Bank reserves the right to participate, sell or assign the Loans made hereunder and provide any participant or assignee all information in Bank’s possession regarding Borrower, its business and the Collateral. Borrower shall reimburse Bank for Bank’s out-of-pocket expenses and for the fees and expenses and disbursements of Bank’s counsel in connection with the negotiation, documentation and closing of the transactions contemplated hereby, and Borrower will pay all expenses incurred by Borrower in connection with the transactions. The Section headings are for convenience only and shall not limit or otherwise affect any of the terms hereof. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE LAWS OF CONFLICTS THEREOF) AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

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18.	RELATIONS WITH AARON.

Borrower recognizes and acknowledges that Bank has made the Loans available to Borrower hereunder at the behest of and as an accommodation to Aaron. Accordingly, Borrower agrees that from time to time Bank may release to Aaron such information about Borrower and the Loans as Aaron may request, and Bank may condition its agreement to any waiver, modification or amendment on the prior written consent of Aaron. Borrower further agrees that upon the occurrence of an Event of Default hereunder, Bank may notify Aaron of such Event of Default prior to notifying Borrower thereof, and Bank shall not be liable to Borrower for failure to give simultaneous notice to Borrower. Borrower further agrees that Bank shall not be liable to Borrower as a result of any information or document obtained by Bank regarding Borrower which is shared by Bank with Aaron.

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WITNESS the hand and seal of the parties hereto on the date first above written.

Accepted in Atlanta, Georgia:

BORROWER:

_________________

_________________

_________________

BANK:

SUNTRUST BANK:

By:
Name:
Title:

EXHIBIT A-1

FORM OF
LINE OF CREDIT NOTE

Closing Date: [Closing Date]	$_________________

Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned, _________________ (the “Borrower”), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the “Bank”), at Bank’s principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of Canada, on _________________________, (the "Maturity Date", as such date may be extended from time to time in the sole discretion of Bank for up to an additional 364 day period by written notice from Bank to Borrower unless either party terminates the Loan as set forth in Section 2.8 of the Loan Agreement), the lesser of (x) the principal sum of the Line of Credit Commitment: _________________ ($_________________), or (y) so much principal thereof as shall have been from time to time disbursed hereunder in accordance with that certain Loan Agreement, dated as of [___________], by and between Borrower and Bank (as amended, restated, modified or supplemented from time to time, the “Agreement”) and not theretofore repaid, as shown on the records of Bank.

In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder at a floating rate of interest equal to the Prime Rate plus an additional _________________________, from time to time, upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is __________% per annum, thus producing an initial interest rate under the Agreement on such date of ___________% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____________% per annum. Any principal amount due under this Line of Credit Note (the “Note”) that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

Bank shall at all times have a right of set off against any deposit balances of Borrower in the possession of Bank and Bank may apply the same against payment of this Note or any other indebtedness of Borrower to Bank. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through legal counsel, Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable legal fees if collected by or through legal counsel.

Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided, however, that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

For the purposes of this Note, whenever interest to be paid hereunder is to be calculated on the basis of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or such other number of days in such period, as the case may be.

Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

Executed under hand and seal of Borrower as of the day and year first above written.

_________________

_________________

_________________

EXHIBIT A-2

FORM OF
TERM NOTE

Closing Date: [Closing Date]	$_________________

Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned, _________________ (the “Borrower”), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the “Bank”), at Bank’s principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of Canada, _____________________ ($_______________). Repayment will be in _____ consecutive equal monthly installments of principal in the amount of $_____________ based on a ________month amortization plus accrued and unpaid interest and shall be due and payable on each Payment Date, with the first installment being due and payable on ________________, and the remaining outstanding principal balance, together with all accumulated unpaid interest shall be due and payable on _________________________, (the "Maturity Date").

In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder at a floating rate of interest equal to the Prime Rate plus an additional _________________________, from time to time, upon such dates as provided for in that certain Loan Agreement dated as of [____________], by and between Borrower and Bank (as amended, restated, modified or supplemented from time to time, the “Agreement”). Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is __________% per annum, thus producing an initial interest rate under the Agreement on such date of ___________ %per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____________% per annum. Any principal amount due under this Term Note (the “Note”) that is not paid on the due date therefor whether on the due date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

Bank shall at all times have a right of set off against any deposit balances of Borrower in the possession of Bank and Bank may apply the same against payment of this Note or any other indebtedness of Borrower to Bank, irrespective of whether or not Bank has made any demand under the Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through legal counsel, Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable legal fees if collected by or through legal counsel.

Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided, however, that the failure of Bank to record in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

For the purposes of this Note, whenever interest to be paid hereunder is to be calculated on the basis of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or such other number of days in such period, as the case may be.

Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

Executed under hand and seal of Borrower as of the day and year first above written.

_________________

_________________

_________________

EXHIBIT A-3

FORM OF

REVOLVING NOTE

Closing Date: [Closing Date]	$_________________

Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned, _________________ (the “Borrower”), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the “Bank”), at Bank’s principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the Canada, on _________________________, (the "Maturity Date", as such date may be extended from time to time in the sole discretion of Bank for up to an additional 364 day period by written notice from Bank to Borrower unless either party terminates the Loan as set forth in Section 2.8 of the Loan Agreement), the lesser of (i) principal sum of the Revolving Commitment: _________________ ($_________________), or (ii) so much thereof as shall have been from time to time disbursed hereunder in accordance with certain Loan Agreement, dated as of [___________], by and between Borrower and Bank (as amended, restated, modified or supplemented from time to time, the “Agreement”) and not theretofore repaid, as shown on the records of Bank.

In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder at a floating rate of interest equal to the Prime Rate plus an additional _________________________, from time to time, upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is __________% per annum, thus producing an initial interest rate under the Agreement on such date of ___________% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____________% per annum. Any principal amount due under this Revolving Note (the “Note”) that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

This Note evidences loans incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of Bank and Bank may apply the same against payment of this Note or any other indebtedness of Borrower to Bank, irrespective of whether or not Bank has made any demand under the Loan Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through legal counsel, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable legal fees if collected by or through legal counsel.

Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided, however, that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

For the purposes of this Note, whenever interest to be paid hereunder is to be calculated on the basis of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or such other number of days in such period, as the case may be.

Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

Executed under hand and seal of Borrower as of the day and year first above written.

_________________

_________________

_________________

EXHIBIT B

COMPLIANCE CERTIFICATE OF BORROWER

(Pursuant to Section 7.2 of Loan Agreement dated __________________)

__________________ (the “Borrower”) HEREBY CERTIFIES that:

This Compliance Certificate is furnished pursuant to the Loan Agreement (the “Agreement”) dated __________________ by and between Borrower and SUNTRUST BANK (“Bank”). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in this Agreement.

The figures and information for determining compliance by Borrower with the financial covenants set forth in the Quarterly Covenant Compliance Report attached hereto have been prepared based upon the financial reports accompanied hereby and both the Quarterly Covenant Compliance Report and such financial reports are true and complete as of the date hereof.

The activities of Borrower during the preceding quarter have been reviewed by the president or other authorized officer or the employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the president or other authorized officer, and as of the date of this Certificate, Borrower has performed and observed each and every covenant contained in the Agreement to be performed by it, and no Event of Default or Default Condition exists, except for the following:

Please describe or indicate “None” if none exist:

Borrower has properly and accurately reported all Asset Dispositions pursuant to Section 2.12 of the Agreement.

WITNESS my hand this _______ day of ______________________, _______.

EXHIBIT C

QUARTERLY COVENANT COMPLIANCE REPORT

(Section 6 - Financial Covenants)

Test Borrower

For Quarter Ending:

With respect to the financial covenants set forth below which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. [Debt Service and] Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores’ aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

I. Rental Revenue to Debt Service[4]

A. Enter amount of quarterly Rental Revenue.	$_________________________

B. Enter amount of quarterly Rental Revenue attributable to store locations open less than 25 months.	$_________________________

C. Subtract B from A.	$_________________________

D. Enter amount of quarter’s Debt Service.	$_________________________

E. Enter amount of quarter’s Debt Service attributable to store locations open less than 25 months.	$_________________________

F. Subtract E from D.	$_________________________

Ratio of C:F.	_________________________

STANDARD — Ratio not less than —	2.2: 1.0

Compliance?	Yes ☐	No ☐

II. Debt to Rental Revenue

A. Enter amount of Debt.	$_________________________

4 Note: This covenant will not apply in the case of any Borrowers who have Revolving Loans or Term Loans as, in such case, the Borrowing Base in the applicable Loan Agreement will apply in lieu of this covenant.

B. [Enter amount of Debt attributable to store locations open less than 19 months.]	$_________________________

C. [Subtract B from A.	$_________________________]

D. Enter Amount of last quarter’s Rental Revenue.	$_________________________

E. [Enter amount of last quarter’s Rental Income attributable to store locations open less than 19 months.	$_________________________]

F. [Subtract E from D.	$_________________________] [5]

Ratio of C : F.	_____________________

STANDARD ☐ : 1.0

Compliance?	Yes ☐	No ☐

Note: All terms are those used in generally accepted accounting practices unless specifically defined in the Agreement.

5 Note: This covenant will apply and be tested on last day of each calendar quarter and not be tied to any Opening Date of store locations in the case of any Loan Agreement providing for Loans made available to a Borrower consisting solely of Revolving Loans. In which case, the bracketed portions of this Debt to Rental Revenue covenant will not be applicable.

EXHIBIT D

FORM OF SECURITY AGREEMENT

THIS AGREEMENT is made as of •, 20•

BETWEEN

•, a [corporation][limited partnership][partnership] [incorporated/formed] under the laws of [the Province of •][Canada] (the “Debtor”),

- and -

SUNTRUST BANK, a Georgia banking corporation (the “Secured Party”).

WHEREAS the Debtor has entered into the Loan Agreement with the Secured Party pursuant to which certain credit facilities will be extended to the Debtor;

AND WHEREAS the Debtor has agreed to grant a security interest and assignment, mortgage and charge in the Collateral to the Secured Party in order to secure the performance of its Obligations;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

1.1          Interpretation. In this Agreement, unless something in the subject matter or context is inconsistent therewith, capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Loan agreement and:

“Agreement” means this agreement, including its recitals and schedules, as amended from time to time.

“Collateral” has the meaning set out in Section 2.1.

“Loan Agreement” means the loan agreement made as of •, 20• between the Debtor and the Secured Party as amended from time to time.

“Event of Default” means any of the events described as “events of default” in the Loan Agreement.

“Obligations” means all obligations and liabilities of any kind whatsoever of the Debtor to the Secured Party in connection with or relating to the Loan Agreement, including all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, whenever, wherever and however incurred, in any currency at any time owing by the Debtor to the Secured Party or remaining unpaid by the Debtor to the Secured Party and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, whether incurred by the Debtor alone or with another or others and whether as principal or surety or otherwise, including all interest, commissions, legal and other costs, charges and expenses.

The terms “accessions”, “accounts”, “chattel paper”, “documents of title”, “goods”, “instruments”, “intangibles”, “inventory”, “money”, “proceeds” and “securities” whenever used herein have the meanings given to those terms in the Personal Property Security Act currently in effect in the province referred to in Section 5.12 below.

1.2          Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement. Extended Meanings. In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities. The term “including” means “including without limiting the generality of the foregoing”. The inclusion of reference to Permitted Liens in the Loan Agreement or herein, by reference or otherwise, is not intended to subordinate, and will not subordinate, the security granted hereunder to any such Permitted Lien

ARTICLE II - GRANT OF SECURITY INTEREST

2.1          Security Interest. As general and continuing security for the payment and performance of all Obligations, the Debtor hereby grants to the Secured Party a security interest in all of the Debtor’s present and after-acquired undertaking and property, both real and personal including, without limitation, all Lease Contracts (collectively, the “Collateral”), and, as further general and continuing security for the payment and performance of the Obligations, the Debtor hereby also assigns the Collateral (other than trademarks) to the Secured Party and mortgages and charges the Collateral as and by way of a fixed and specific mortgage and charge to the Secured Party.

2.2          Attachment of Security Interest. The Debtor acknowledges that value has been given and agrees that the security interest granted hereby attaches upon the execution of this Agreement by the Debtor (or, in the case of any after-acquired property, at the time of acquisition by the Debtor of any rights therein).

2.3          Real Property. The assignment, mortgage and charge granted hereby will not extend to the last day of the term of any lease or agreement relating to real property, but the Debtor will hold such last day in trust for the Secured Party and, upon the enforcement by the Secured Party of its security, will assign such last day as directed by the Secured Party.

ARTICLE III - DEALING WITH COLLATERAL

3.1          Dealing with Collateral by the Debtor. The Debtor must not sell, lease or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party, except that the Debtor may, until an Event of Default occurs, deal with its money or rent, lease or sell items of Inventory in the ordinary course of its business so that the purchaser thereof takes title thereto free and clear of the security interest, assignment and mortgage and charge granted hereby, but all proceeds of any such sale will continue to be subject to the security granted hereby. Upon the occurrence of an Event of Default and the exercise by the Secured Party of any of its rights and remedies under Section 4.1, all money received by the Debtor will be held by the Debtor in trust for the Secured Party and must be held separate and apart from other money of the Debtor and paid over to the Secured Party on request.

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3.2          Rights and Duties of the Secured Party. The Secured Party may perform any of its rights and duties hereunder by or through agents and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.

ARTICLE IV - REMEDIES

4.1          Consequences of a Default. On or after the occurrence of any Event of Default that has not been either cured or waived, at the option of the Secured Party, (a) any or all of the Obligations not yet payable will become immediately payable, without presentment, protest, notice of protest or notice of dishonour, all of which are expressly waived; (b) the obligation, if any, of the Secured Party to extend further credit to the Debtor will cease; and (c) the security granted hereby will become immediately enforceable.

4.2          Remedies. In addition to any right or remedy otherwise provided herein or by law, on or after the occurrence of any Event of Default that has not been either cured or waived, the Secured Party will have the rights and remedies set out in the Loan Agreement and those rights and remedies set forth below, all of which may be enforced successively or concurrently:

(a)        the Secured Party may take possession of the Collateral and require the Debtor to assemble the Collateral and deliver or make the Collateral available to the Secured Party at such places as may be specified by the Secured Party, and neither the Secured Party nor any Receiver will be or be deemed to be a mortgagee in possession by virtue of any such actions;

(b)        the Secured Party may take such steps as it considers desirable to maintain, preserve or protect the Collateral;

(c)        the Secured Party may carry on, or concur in the carrying on of, all or any part of the business of the Debtor;

(d)        the Secured Party may have, exercise or enforce any rights of the Debtor in respect of the Collateral;

(e)        the Secured Party may sell, lease or otherwise dispose of the Collateral at public auction, by private tender, by private sale or otherwise either for cash or upon credit, upon such terms and conditions as the Secured Party may determine and without notice to the Debtor unless required by law;

(f)        the Secured Party may accept all or any part of the Collateral in total or partial satisfaction of the Obligations in the manner provided by law;

(g)        the Secured Party may, for any purpose specified herein, including for the maintenance, preservation or protection of any Collateral or for carrying on any of the business or undertaking of the Debtor, borrow money on the security of the Collateral, which security will rank in priority to the security granted hereby;

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(h)        the Secured Party may occupy and use all or any of the premises, buildings and plants occupied by the Debtor and use all or any of the Equipment and other property of the Debtor for such time as the Secured Party requires to facilitate the realization of the Collateral, free of charge and the Secured Party will not be liable for any rent, charges, depreciation or damages in connection with such actions, nor will the Secured Party or any Receiver be or be deemed to be a mortgagee in possession by virtue of any such actions;

(i)        the Secured Party may appoint a receiver or receiver and manager (each herein referred to as the “Receiver”) of the whole or any part of the Collateral and may remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the Collateral;

(j)        the Secured Party may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith will be added to the Obligations.

4.3          Powers of the Receiver. Any Receiver will have all of the rights and powers that the Secured Party is entitled to exercise pursuant to Section 4.3 but the Secured Party will not be in any way responsible for any misconduct or negligence of any such Receiver.

4.4          Liability of Secured Party. The Secured Party will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person in respect of the Collateral. In the exercise of its rights and the performance of its obligations, the Secured Party will only be liable for gross negligence or wilful misconduct.

4.5          Proceeds of Realization. The Secured Party may apply any proceeds of realization of the Collateral to payment of costs, fees and expenses, including those related to the realization of the Collateral, and the Secured Party may apply any balance to payment of all other Obligations in such order as the Secured Party sees fit. If there is any surplus remaining, the Secured Party may pay it to any person entitled thereto by law of whom the Secured Party has knowledge and any balance remaining may be paid to the Debtor. If the realization of the Collateral fails to satisfy the Obligations, the Debtor will be liable to pay any deficiency to the Secured Party

4.6          Waivers by Debtor. The Secured Party may (a) grant extensions of time, (b) take and perfect or abstain from taking and perfecting security, (c) give up any security, (d) accept compositions or compromises, (e) grant releases and discharges, and (f) otherwise waive rights against the Debtor, debtors of the Debtor, guarantors and others and with respect to the Collateral and other security as the Secured Party sees fit. No such action or omission will reduce the Obligations or affect the Secured Party's rights hereunder.

ARTICLE V - GENERAL

5.1          Appointment of Consultant. The Secured Party will be entitled to an appoint a consultant to provide such services and advice as the Secured Party may determine in its sole discretion, with power to enter the Debtor’s premises, to inspect and evaluate the Collateral, to make copies of the Debtor’s records, to review the Debtor’s business plans and projections, to assess the conduct and viability of the Debtor’s business, to prepare reports on the Debtor’s affairs and to distribute such reports to the Secured Party or to other such persons as the Secured Party may direct. Such consultant will act as an agent for the Secured Party and will owe no duty to the Debtor. The consultant is to have no managerial or advisory capacity and will have no decision making responsibility. The Debtor authorizes the Secured Party to provide confidential information to the consultant. All fees and expenses in connection with the engagement of a consultant are payable by the Debtor to the Secured Party.

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5.2          Waivers of Legal Limitations. To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protections that is given by the provisions of any law that imposes limitations upon the powers, rights or remedies of a secured party, including any law that limits the rights of a secured party to both seize Collateral and sue for any deficiency following realization of Collateral. Without limitation, the Debtor (if a corporation) agrees that the Limitation of Civil Rights Act and Part IV of the Saskatchewan Farm Securities Act of the Province of Saskatchewan will not apply to this agreement or any of the rights, remedies or powers of the Secured Party or any Receiver hereunder.

5.3          Benefit of the Agreement. This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

5.4          Entire Agreement. This Agreement has been entered into pursuant to the provisions of the Loan Agreement and is subject to all the terms and conditions thereof and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Loan Agreement, the rights and obligations of the parties will be governed by the provisions of the Loan Agreement. This Agreement cancels and supersedes any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Secured Party and the Debtor with respect to the subject matter hereof except as expressly set forth herein or in the Loan Agreement.

5.5          Amendments and Waivers. No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

5.6          Assignment. The rights of the Secured Party under this Agreement may be assigned by the Secured Party without the prior consent of the Debtor. The Debtor may not assign its obligations under this Agreement.

5.7          Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be illegal or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either of the parties.

5.8          Notices. Any demand, notice or other communication to be given in connection with this Agreement must be given in accordance with the Loan Agreement

5.9          Remedies Cumulative; Additional Continuing Security. The rights and remedies of the Secured Party hereunder are cumulative and are in addition to and not in substitution for any other security now or hereafter held by the Secured Party or any other rights or remedies available at law or in equity or otherwise. No single or partial exercise by the Secured Party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which the Secured Party may be entitled. This Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Secured Party.

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5.10          Further Assurances. Each of the Debtor and the Secured Party will from time to time execute and deliver all such further documents and instruments, including financing statements and schedules, and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the security granted hereby and the full intent and meaning of this Agreement.

5.11          Power of Attorney. The Debtor hereby irrevocably appoints any officer for the time being of the Secured Party the true and lawful attorney of the Debtor upon the occurrence of an Event of Default that is continuing, with full power of substitution, to do all things and execute and deliver all such documents and instruments, including financing statements and schedules, as are referred to in Section 5.9 above, with the right to use the name of the Debtor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

5.12          Discharge. The Debtor will be entitled to a discharge of this Agreement and termination of any and all commitments under the Loan Agreement or under any other Loan Document upon written request by the Debtor and full and irrevocable payment, performance and satisfaction of the Obligations. No discharge will be effective unless in writing and executed by the Secured Party.

5.13          Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the Province of • and the laws of Canada applicable therein.

5.14          Copy of Documents and Consent to Filings. The Debtor acknowledges having received a fully executed copy of this Agreement and, to the extent permitted by applicable law, waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement, or verification statement, filed or issued at any time in respect of this Agreement. The Debtor confirms its consent to the filing by the Secured Party or on its behalf of any financing statement or financing change statement filed or issued at any time in respect of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement.

DEBTOR:		•

Per:
Date of Execution		Name:
Title:

c/s

Name:
Title:

SECURED PARTY:		SUNTRUST BANK

Per:
Date of Execution		Name:
Title:

c/s

Name:
Title:

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EXHIBIT E

FORM OF PAYOR'S PAD AGREEMENT

Business Pre-Authorized Debit Plan* -

Authorization of the Payor to the Payee to Direct Debit an Account

Instructions:

1.	Please complete all sections in order to instruct your financial institution to make payments directly from your account.
2.	Please sign the Terms and Conditions that are part of this document.
3.	Return the completed form with a blank cheque marked "VOID" to the Payee at the address noted below.
4.	If you have any questions, please write or call the Payee.

PAYOR INFORMATION (Please type or print clearly)

Payor Name:
Address:
Telephone:
Name(s) of Authorized Signing Officer(s):
Signature(s) of Authorized Signing Officer(s):	Date:

PAYOR FINANCIAL INSTITUTION/BANKING INFORMATION (Please type or print clearly)

Branch Number	Institution #	Account Number

Name of Financial Institution
Branch
Branch Address
City/Province		Postal Code

PAYEE INFORMATION (Please type or print clearly)

Payee Name:
Address: Number, Street/Avenue/Blvd/Crsc/ City/Province/Postal Code
Telephone: Fax: Email:

1

PAYMENT INFORMATION (Please type or print clearly)

Please specify whether the payment is a: (Please check one)	☐ Fixed Amount: (Please specify)
☐ Variable Amount: If variable, please specify whether there is a maximum amount or indicate N/A if there is no maximum amount:
Occurring at: (Please check one)	☐ Set intervals: Please specify the timing (i.e. weekly, bi-weekly, monthly)
Sporadic intervals The Payor must describe the occurrence of an Event or other criteria that will trigger the debit of the account ☐ Mandatory description here: _________________
Are top-ups or adjustments permissible? (Please check one)	☐ Yes
☐ No

*	This form is for PADs which relate to commercial activities of a Payor who is a corporation, organization, trade, association, government entity, profession, venture or enterprise.

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PAYOR'S PAD AGREEMENT
Business Pre-Authorized Debit Plan

Terms & Conditions

1. In this Agreement "we", “us” and “our” refers to the Payor indicated on page 1.

2.    We agree to participate in this Business Pre-Authorized Debit Plan and we authorize the Payee indicated on page 1 and any successor or assign of the Payee to draw a debit in paper, electronic or other form for the purpose of making payment for goods or services related to our commercial activities (a "Business PAD") on our account indicated on the page 1 (the "Account") at the financial institution indicated on page 1 (the "Financial Institution") and we authorize the Financial Institution to honour and pay such debits.

This Agreement and our authorization are provided for the benefit of the Payee and our Financial Institution and are provided in consideration of our Financial Institution agreeing to process debits against our Account in accordance with the Rules of the Canadian Payments Association.

We agree that any direction we may provide to draw a Business PAD, and any Business PAD drawn in accordance with this Agreement, shall be binding on us as if signed by us, and, in the case of paper debits, as if they were cheques signed by us.

3.    We may revoke or cancel this Agreement at any time upon notice being provided by us either in writing or orally. We acknowledge that in order to revoke or cancel the authorization provided in this Agreement, we must provide notice of revocation or cancellation to the Payee.

This Agreement applies only to the method of payment and we agree that revocation or cancellation of this Agreement does not terminate or otherwise have any bearing on any contract that exists between us and the Payee.

The Payee shall use best efforts to cancel the Business PAD in the next business, billing or processing cycle but shall within not more than 30 days from the notice cease to issue any new Business PADs.

We understand that we may obtain a sample cancellation form, or further information on our right to cancel a PAD Agreement, at our financial institution or at www.cdnpay.ca.

4. We agree that our Financial Institution is not required to verify that any Business PAD has been drawn in accordance with this Agreement, including the amount, frequency and fulfillment of any purpose of any Business PAD.

5. We agree that delivery of this Agreement to the Payee constitutes delivery by us to our Financial Institution. We agree that the Payee may deliver this Agreement to the Payee's financial institution and agree to the disclosure of any information which may be contained in this Agreement to such financial institution.

Delete either 6(a) or 6(b) as applicable

6.   (a)   We understand that with respect to:

(i)         fixed amount Business PADs occurring at set intervals, we shall receive written notice from the Payee of the amount to be debited and the due date(s) of debiting, at least 10 calendar days before the first Business PAD, and such notice shall be received every time there is a change in the amount or payment date(s), except as provided in clause (iii) below;

(ii)        variable amount Business PADs occurring at set intervals, we shall receive written notice from the Payee of the amount to be debited and the due date(s) of debiting, at least 10 calendar days before the due date of every Business PAD, except as provided in clause (iii) below; and

(iii)        fixed amount and variable amount Business PADs occurring at set intervals, where the Business PAD Plan provides for a change in the amount of such fixed and variable amount PADs as a result of our direct action (such as, but not limited to, a telephone instruction) requesting the Payee to change the amount of a PAD, no pre-notification of such changes is required.

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- OR -

If Payor agrees to waive pre-notification, Payor must sign where indicated	(b) We agree to waive the pre-notification requirements in section 6(a) of this Agreement. ___________________________________ ___________________________________ Signature of Payor Signature of Payor

7. We agree that with respect to Business PADs, where the payment frequency is sporadic, an authorization given using a password or secret code or other signature equivalent that is issued to us shall constitute a valid authorization for the Payee or its agent to debit our account.

8.    We may dispute a Business PAD by providing a signed declaration to our Financial Institution under the following conditions:

(a)     the Business PAD was not drawn in accordance with this Agreement;

(b)     this Agreement was revoked or cancelled; or

(c)     any pre-notification required and not waived by section 6(b) was not received by us.

We acknowledge that, in order to obtain reimbursement from our Financial Institution for the amount of a disputed Business PAD, we must sign a declaration to the effect that either (a), (b) or (c) above took place and present it to our Financial Institution up to and including but not later than ten (10) business days after the date on which the disputed Business PAD was posted to our Account.

We acknowledge that, after this ten (10) business day period, we shall resolve any dispute regarding a Business PAD solely with the Payee, and that our Financial Institution shall have no liability to us respecting any such Business PAD.

9.    We certify that all information provided with respect to the Account is accurate and we agree to inform the Payee, in writing, of any change in the Account information provided in this Agreement at least ten (10) business days prior to the next due date of a Paper and/or Electronic Business PAD. In the event of any such change, this Agreement shall continue in respect of any new account to be used for Business PADs.

10.  We have certain recourse/reimbursement rights if any debit does not comply with this Agreement. For example, we have the right to receive reimbursement for any debit that is not authorized or is not consistent with this PAD Agreement. To obtain more information on our recourse/reimbursement rights, we may contact our financial institution or visit the CPA website at www.cdnpay.ca.

11. We warrant and guarantee that all persons whose signatures are required to sign on the Account have signed this Agreement below. In addition we warrant and guarantee, where applicable, that we have the authority to electronically agree to commit to this Agreement by secure electronic signature and that our secure electronic signature conforms with the requirements of Rule H1.

If Paee intends to use a payment provider must include statement	12 We agree that a payment service provider will administer the PAD. [INSERT NAME] will be administering the PAD.

13 We understand and agree to the foregoing terms and conditions.

14. We agree to comply with the Rules of the Canadian Payments Association, or any other rules or regulations which may affect the services described herein, as may be introduced in the future or are currently in effect and we agree to execute any further documentation which may be prescribed from time to time by the Canadian Payments Association in respect of the services described herein.

15. Applicable to the Province of Quebec only: It is the express wish of the parties that this Agreement and any related documents be drawn up and executed in English. Les parties conviennent que la présente convention et tous les documents s’y rattachant soient rédigés et signés en anglais.

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Per:
Name of Payor		Signature of Authorized Signing Officer	Date
Name:
Title:

Per:
		Signature of Authorized Signing Officer	Date
Name:
Title:

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Exhibit C

EXHIBIT C

TO

SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT

AND GUARANTY

FORM OF LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of _______________, is made between _________________ (“Borrower”), and SUNTRUST BANK (“Bank”), a Georgia banking corporation having its principal office in Atlanta, Georgia.

WITNESSETH:

WHEREAS, Borrower engages in the business of leasing and selling furniture, electronics, appliances, and other household goods and is a franchisee of Aaron’s, Inc., a Georgia corporation formerly known as Aaron Rents, Inc. (“Aaron”) or a franchisee of 99LTO, LLC;

WHEREAS, Borrower has requested and Bank has agreed to provide financing to Borrower;

WHEREAS, Borrower and Bank wish to enter into this Agreement to set forth the terms and conditions of Bank’s establishment of a credit facility for Borrower;

THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.	DEFINITIONS AND RULES OF CONSTRUCTION

1.1.          As used in this Agreement, the following terms shall have the meanings set forth below (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Aaron’s Proprietary System” shall mean Aaron’s proprietary point of sale software system, as modified from time to time, used by Aaron and its franchisees and the franchisees of HomeSmart, such as Borrower.

“Account” means any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not earned by performance.

“Account Debtor” means any Person who is liable on an Account.

“Advance” shall mean an advance of funds by Bank on behalf of Borrower pursuant to the Line of Credit Note or Revolving Note executed by Borrower.

“Agreement” means this Loan and Security Agreement and all exhibits, riders and schedules at any time executed by the parties and made a part hereof by reference, either as originally executed or as hereafter amended, restated, modified or supplemented from time to time.

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“Applicable Law” means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, without limitation, all applicable law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

“Approved Invoice” means an invoice for the aggregate purchase price of Merchandise purchased by Borrower with a purchase order approved by Aaron.

“Asset Disposition” shall mean (i) all sales of Merchandise; (ii) all Merchandise which is determined to have been stolen; (iii) all Merchandise that is destroyed, lost or otherwise removed from the premises of Borrower other than pursuant to a Lease Contract or by outright sale or for repair work; and (iv) all “skipped” Merchandise which is Merchandise subject to a Lease Contract.

“Asset Disposition Prepayment” shall have the meaning set forth in Section 2.12(b) hereof.

“Balances” means all monies and funds of Borrower at any time on deposit with Bank.

“Bank” shall mean SunTrust Bank and its successors and assigns.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as may be amended from time to time.

“Books and Records” means all of Borrower’s books and records evidencing or relating to its business, financial condition or the Collateral, including, but not limited to, all customer lists, ledgers, invoices, purchase orders, financial statements, computer tapes and disks.

“Borrowing Base” shall mean, on any date of determination, an amount equal to [___] multiplied by Rental Revenue for the most recently ended three calendar months.

“Borrowing Base Report” shall have the meaning set forth in Section 2.5(iv) hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Atlanta, Georgia are authorized by law to close.

“Chattel Paper” shall have the meaning ascribed to it in the Code.

“Closing Date” shall mean for (i) the Revolving Commitment, the date set forth in the Revolving Note on which all Loan Documents have been executed and delivered and the conditions precedent to funding the loan have been satisfied, (ii) the Term Loan, the date set forth in the Term Note on which all Loan Documents have been executed and delivered and the conditions precedent to funding the loan have been satisfied and (iii) the Line of Credit Commitment, the date set forth in the Line of Credit Note on which all Loan Documents have been executed and delivered and the conditions precedent to funding the loan have been satisfied.

“Closing Fee” shall have the meaning given to such term in Section 2.13 hereof.

“Code” means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

“Collateral” shall have the meaning given to such term in Section 3.1 hereof.

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“Collateral Agreement” means an agreement executed by Borrower and any other Persons primarily or secondarily liable for all or part of the Loans or granting a security interest to Bank in specified Collateral as security for the Loans, including without limitation, this Agreement and any Guaranties.

“Commitment Fee” shall have the meaning set forth in Section 2.14 hereof.

“DDA Account” shall mean Borrower’s Demand Deposit Account into which Bank shall deposit the Advances for the purpose of (i) paying, by means of ACH transfer, Approved Invoices arising from purchases of Merchandise from a supplier, including any freight charges to the extent Aaron consents thereto and (ii) paying, to Borrower’s own account upon the consent of Aaron, state use taxes associated therewith.

“Debt” means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

“Debt Service” shall mean, for any particular period, the total required payments of principal (excluding any payments of principal required to be made as a result of any Asset Disposition), interest and fees made by Borrower with respect to its Debt during such period to the extent that such Debt arises pursuant to this Agreement or any other financing arrangement with respect to Merchandise.

“Default Condition” means the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

“Default Rate” means the annual percentage interest rate applied to the principal of the Loans not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of two percent (2%) per annum plus the Floating Rate.

“Delinquent Payment Fee” shall have the meaning given to such term in Section 2.15 hereof.

“Documents” shall have the meaning ascribed to it in the Code.

“Environment” means navigable waters, waters of the contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, ambient air, both inside and outside of buildings and structures.

“Environmental Laws” means federal, state, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety, including, but not limited to the release or threatened release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

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“Equipment” means all machinery, equipment, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of Borrower, including, but not limited to, all items described on the Equipment Schedule (if attached) and all substitutions and replacements thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” shall have the meaning given to such term in Section 9 hereof.

“Floating Rate” means a rate of interest per annum equal to the Prime Rate plus an additional [four and three-quarters] percent ([4.75%]1) per annum, such rate to change as and when the Prime Rate changes.

“Franchise Agreement” means the written agreement between (a) Aaron and Borrower whereby Borrower is authorized to establish an “Aaron’s” franchise or (b) Borrower and either Aaron or 99LTO, LLC whereby Borrower is authorized to establish a HomeSmart franchise.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“General Intangibles” shall have the meaning ascribed to it in the Code and shall include, without limitation, all of Borrower’s tax refund claims, patents, copyrights, licenses, trademarks, trade names, service marks, patent applications and choses in action.

“Guarantor” means each Person who now or hereafter guarantees payment of the whole or any part of the Loan Indebtedness.

“Guaranty” means any guaranty agreement executed by each of the partners, shareholders, and where not prohibited by law, the spouses of such persons, of Borrower, or such other Persons as may be required by the Bank, in favor of the Bank with respect to the obligations of Borrower with respect to the Loans in the form provided by the Bank, as the same may be amended, restated or supplemented from time to time.

“Hazardous Substances” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, including without limitation, any such substance regulated under or defined by any Environmental Law.

“HomeSmart” shall mean the “HomeSmart” concept of Aaron’s or 99LTO, LLC, a Georgia limited liability company and a wholly owned subsidiary of the Sponsor.

“Instrument” shall have the meaning ascribed to it in the Code.

“Inventory” means all inventory of Borrower, including, without limitation, all raw materials, work-in-process, finished goods, goods being leased pursuant to Lease Contracts, and other goods held by Borrower for sale or lease or furnished under contracts of service.

”Investment Property” shall have the meaning ascribed to it in the Code.

1 Note: This interest rate shall be as designated by Aaron’s in the applicable loan Funding Approval Notice.

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“Lease Contract” means a contract between Borrower and a customer to lease Merchandise in the form approved by Aaron (and which may included purchase options).

“Lien” means any interest in property securing an obligation, whether such interest is based on the common law, statute or contract, including, without limitation, a security interest, lien or security title arising from a security agreement, mortgage, security deed, trust deed, pledge or condition sale, or a lease, consignment or bailment for security purposes.

“Line of Credit Commitment” means the committed line of credit facility established by the Bank in favor of Borrower in the amount set forth in the Line of Credit Note and upon the terms described in this Agreement.

“Line of Credit Loan” means a loan or an advance made by the Bank to the Borrower under its Line of Credit Commitment.

“Line of Credit Note” means a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A-1 attached hereto in the committed principal amount of the Bank’s Line of Credit Commitment evidencing the obligation of the Borrower to repay its Line of Credit Loans.

“Loan Account” means the internal bank loan account established by the Bank for Borrower.

“Loan Documents” means this Agreement, the Notes, the Collateral Agreements, any other documents relating to the Loans delivered by Borrower or any guarantor or surety thereof to the Bank and any amendments thereto.

“Loan Indebtedness” means all amounts due and payable by Borrower under the terms of the Loan Documents with respect to the Loans made thereunder, including, without limitation, outstanding principal, accrued interest, any late charges, and all reasonable costs and expenses of any legal proceeding brought by the Bank to collect any of the foregoing (including without limitation, reasonable attorneys’ fees).

“Loans” means the Line of Credit Loans, Revolving Loans or Term Loans.

“Loan Term” shall have the meaning set forth in Section 2.8 hereof.

“Material Adverse Effect” shall mean any materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of the Borrower, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty.

“Maturity Date” shall mean for (i) the Revolving Commitment, the date set forth in the Revolving Note, as it may be extended in accordance with the provisions of Section 2.8, (ii) the Term Loan, the date set forth in the Term Note and (iii) the Line of Credit Commitment, the date set forth in the Line of Credit Note, as it may be extended in accordance with the provisions of Section 2.8.

“Merchandise” means goods distributed or sold to Borrower through Aaron.

“Net Book Value” means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the Aaron’s Proprietary System.

“Note” means the Line of Credit Note, the Revolving Note, or the Term Note, as the case may be.

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“Opening Date” shall mean with respect to each store location, the date determined by Aaron to be the opening date of such location in accordance with its standard practice, as notified to the Bank.

“Payment Date” shall mean the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day.

“Person” means a corporation, an association, partnership, an organization, a business, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

“Prime Rate” means the per annum rate of interest designated from time to time by the Bank to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of the Bank on the day of such change. The prime rate is one of several reference rates used by the Bank and the Bank makes loans at rates both higher and lower than the Prime Rate.

“Quarterly Covenant Compliance Report” shall mean that Quarterly Covenant Compliance Report substantially in the form of Exhibit C attached hereto.

“Rental Revenue” means, for any period, the gross revenues of Borrower from leases to the public of Borrower’s furniture inventory, computer, electronics, appliances and lease equipment including, without limitation, all customer deposits, advance lease payments, waiver fees, late fees, delivery fees, nonsufficient fund fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

“Revolving Commitment” means the committed revolving facility established by the Bank in favor of Borrower in the amount set forth in the Revolving Note and upon the terms described in this Agreement.

“Revolving Loan” means a loan or an advance made by the Bank to the Borrower under its Revolving Commitment.

“Revolving Note” means a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A-2 attached hereto, in the committed principal amount of the Bank’s Revolving Commitment evidencing the obligation of the Borrower to repay its Revolving Loans.

“Solvent” means, as to any Person, such Person (i) is able to pay, and does pay, its debts as they mature and (ii) has a positive tangible net worth determined in accordance with GAAP.

“Spousal Consent” shall mean any agreement provided by the spouse of any Person executing a Guaranty to the extent such spouse has not personally executed a Guaranty, to be substantially in the form provided by the Bank.

“Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower.

“Term Loan” shall mean a single loan made by the Bank to the Borrower in an amount not to exceed the Term Loan Commitment.

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“Term Loan Commitment” shall mean, the obligation of the Bank to make a Term Loan in favor of Borrower in the amount set forth in the Term Note and upon the terms described in this Agreement.

“Term Note” means a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A-3 attached hereto in the committed principal amount of the Bank’s Term Loan Commitment evidencing the obligation of the Borrower to repay its Term Loan.

1.2.          Accounting Terms and Determination. Accounting terms used in this Agreement such as “amortization,” “depreciation,” “interest expense,” and “tangible net worth” shall have the meaning normally given them by, and shall be calculated (both as to amounts and classification of items) in accordance with, GAAP. Any pronoun used herein shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, and all references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.	LOAN; USE OF PROCEEDS.

2.1.          Establishment of DDA Account; Loan Account. (a) Prior to the Closing Date, Bank shall establish a DDA Account for Borrower.

(b) Prior to the Closing Date, Bank shall also establish on its books an internal loan account in Borrower’s name (the “Loan Account”) in which Bank shall record, in accordance with customary accounting practice, all charges, expenses and other items properly chargeable to Borrower; all payments made by Borrower on account of indebtedness evidenced by the Loan Account; all proceeds of Collateral which are finally paid to Bank at its office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Loan Account shall reflect the amount of Borrower’s Loan Indebtedness from time to time by reason of the Loans and other appropriate charges hereunder. At least once each month, Bank shall render a statement of account for the Loan Account, which statement shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank’s sending of said statement to Borrower.

2.2.          Establishment of Line of Credit Loan.   Any Line of Credit Commitment now or hereafter committed to by Bank pursuant to which Borrower shall execute and deliver to Bank a Line of Credit Note shall be governed by and issued pursuant to the provisions, terms and conditions set forth herein.

2.3.          Line of Credit Advances. (i) Upon Borrower’s execution of this Agreement and a Line of Credit Note and compliance with the terms of this Agreement ,and subject to Bank’s confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Line of Credit Commitment. Bank shall make such Advances into the DDA Account for the sole purposes of honoring requests from Borrower, made through the Aaron’s Proprietary System, for ACH transfers to suppliers of Merchandise in payment of Approved Invoices, including any freight charges to the extent Aaron consents thereto, or with Aaron’s consent, to Borrower’s own account for the payment of sales use taxes. Borrower shall not use the DDA Account for any other purpose. The maximum principal amount of Advances under the Line of Credit Commitment at any time outstanding shall not exceed the committed amount of the Line of Credit Commitment. Each Advance shall be in the amount of not less than $500.

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(ii) Borrower shall submit purchase order requests for Merchandise to Aaron from time to time. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (i) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (ii) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than Loan Proceeds, unless otherwise agreed by Aaron. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When Borrower wishes to pay such invoice, Borrower, subject to availability of the Line of Credit Commitment, shall pay such invoice by directing the Bank, through the Aaron’s Proprietary System, to pay such invoice by means of an ACH transfer from its DDA Account. Any directions for ACH transfers correctly inputted into the Aaron’s Proprietary System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be paid by the Bank no later than the third Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

(iii) Upon receipt of the request for an ACH transfer (provided that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Line of Credit Commitment in the amount of such request into the Borrower’s DDA Account and automatically forwarding such amount to the supplier by means of an ACH transfer in accordance with the instructions of Borrower. Upon receipt of any request to deposit funds into an account in the name of Borrower and receipt of Aaron’s approval thereof, the Bank shall honor such request by making an Advance pursuant to the Line of Credit Commitment in the amount of such request into the Borrower’s DDA Account and automatically forwarding such amount to such account of the Borrower by means of an ACH transfer in accordance with the instructions of Borrower. In the event that a request for an ACH transfer is presented for payment and Borrower’s availability pursuant to the Line of Credit Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly DDA Account statement in the form customarily used by Bank for its commercial customers and a loan account statement.

(iv) The aggregate amount of Advances made to the Borrower during such month shall be amortized into eighteen (18) or twenty-four (24) (as designated by Aaron in writing from time to time) equal payments of principal due and payable on the next succeeding Payment Dates; provided that, in the event that the Bank terminates the Line of Credit Commitment as provided in Section 2.8 below, all outstanding amounts shall be due and payable on the 24th Payment Date following such termination.

2.4.          Establishment of Revolving Loan.      Any Revolving Commitment now or hereafter committed to by Bank pursuant to which Borrower shall execute and deliver to Bank a Revolving Note shall be governed by and issued pursuant to the provisions, terms and conditions set forth herein.

2.5.          Revolving Advances. (i) Upon Borrower’s execution of this Agreement and a Revolving Note and compliance with the terms of this Agreement and subject to Bank’s confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Revolving Commitment. Bank shall make such Advances into the DDA Account for the sole purposes of honoring requests from Borrower, made through the Aaron’s Proprietary System, for ACH transfers to suppliers of Merchandise in payment of Approved Invoices, including any freight charges to the extent Aaron consents thereto, or with Aaron’s consent, to Borrower’s own account for the payment of sales use taxes. Borrower shall not use the DDA Account for any other purpose. The maximum principal amount of Advances under the Revolving Commitment at any time outstanding shall not exceed the lesser of (A) the committed amount of the Revolving Commitment and (B) the sum of the Borrowing Base minus the outstanding principal amount of the Term Loan, as most recently reported by Aaron to Bank pursuant to Section 2.5(iv) hereof (such lesser amount herein referred to as the “Revolver Availability”). Each Advance shall be in the amount of not less than $500.

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(ii)         Borrower shall submit purchase order requests for Merchandise to Aaron. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (i) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (ii) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than Loan Proceeds, unless otherwise agreed by Aaron. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When Borrower wishes to pay such invoice, Borrower, subject to the Revolver Availability, shall pay such invoice by directing the Bank, through the Aaron’s Proprietary System, to pay such invoice by means of an ACH transfer from its DDA Account. Any directions for ACH transfers correctly inputted into the Aaron’s Proprietary System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be paid by the Bank no later than the third Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

(iii)        Upon receipt of the request for an ACH transfer (provided that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Revolving Commitment in the amount of such request into the Borrower’s DDA Account and automatically forwarding such amount to the supplier by means of an ACH transfer in accordance with the instructions of Borrower. Upon receipt of any request to deposit funds into an account in the name of Borrower and receipt of Aaron’s approval thereof, the Bank shall honor such request by making an Advance pursuant to the Revolving Commitment in the amount of such request into the Borrower’s DDA Account and automatically forwarding such amount to such account of the Borrower by means of an ACH transfer in accordance with the instructions of Borrower. In the event that a request for an ACH transfer is presented for payment and Borrower’s availability pursuant to the Revolving Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly DDA Account statement in the form customarily used by Bank for its commercial customers and a loan account statement.

(iv)        On the fifth Business Day of each month, for Borrowers with a Revolving Loan (as determined on the last day of the preceding calendar month), Aaron shall calculate the Borrowing Base and report the same to Bank in writing (the “Borrowing Base Report”), and Bank shall be entitled to rely conclusively upon such information. Upon receipt of the Borrowing Base Report, Bank shall input such information into Bank’s loan records to be effective as of the date which is two Business Days after receipt of such information. On the 15th day of each calendar month, Bank shall mail to Borrower a bill setting forth the total amount of principal (to the extent that the aggregate outstanding principal amount of the Revolving Loans exceeds the lesser of the Revolving Commitment or the Borrowing Base as set forth in the most recent Borrowing Base Report) and interest due on the next Payment Date which bill shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank’s sending of said bill to Borrower. In addition, Bank, on the date which is two Business Days after receipt of the Borrowing Base Report from Aaron, shall notify Borrower in writing (including facsimile) of the new Borrowing Base for Borrower and shall require that Borrower repay on the next Payment Date any additional Advances made since the date of the preparation of the statement for such Payment Date if necessary to avoid any overadvance as of such date and such amount (in addition to any amounts set forth in the bill to Borrower) shall be due and payable on the next Payment Date.

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2.6.          Term Loan. Any Term Loan Commitment now or hereafter committed to by Bank pursuant to which Borrower shall execute and deliver to Bank a Term Note shall be governed by and issued pursuant to the provisions, terms and conditions set forth herein. Upon Borrower’s execution of this Agreement and a Term Note and compliance with the terms of this Agreement and subject to Bank’s confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank may make a Term Loan to the Borrower in a principal amount not to exceed the Term Loan Commitment; provided, that if for any reason the full amount of the Bank’s Term Loan Commitment is not fully drawn on the Closing Date, the undrawn portion thereof shall automatically be cancelled.

2.7.          Repayment.

(i) Line of Credit Loans. Payments of principal and interest with respect to Line of Credit Loans shall be due and payable by Borrower to Bank on each Payment Date and subject to the provisions of Section 2.8 below, on the Maturity Date for the Line of Credit Commitment, unless sooner accelerated in accordance with the terms hereof.

(ii) Revolving Loans. Payments of principal for Revolving Loans shall be due and payable by Borrower to Bank, subject to the provisions of Section 2.10(b) below, on the Maturity Date for the Revolving Commitment, unless sooner accelerated in accordance with the terms hereof.

(c)    (iii) Term Loans. Payments of principal for Term Loans shall be due and payable by Borrower to Bank in installments payable on the dates set forth in the Term Note, provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loans shall be due and payable on the Maturity Date for the Term Loan.

(iv) Except as provided below, all payments of principal of, or interest on, the Loan Documents (including Asset Disposition Prepayments) and all other sums due under the terms of the Loan shall be made in either (x) immediately available funds (including ACH transfers), or (y) checks or money orders made payable to the Bank at its principal office in Atlanta, Georgia in accordance with written instructions provided by the Bank. All voluntary prepayments of the Loan shall be made to the Bank at its Program Lending Department in Atlanta, Georgia using preprinted envelopes provided by the Bank for such purpose or, if such envelopes are unavailable, mailed to the following address:

Aaron’s Program Manager

SunTrust Bank

Program Lending

3333 Peachtree Road, N.E., 3rd Floor,

Mail Code 1802

Atlanta, Georgia 30326

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2.8.          Loan Term; Voluntary Termination.

(i) The original term of the Line of Credit Commitment shall be for a period of 364 days from the Closing Date (the “Loan Term”). Thereafter, the Loan Term may be extended from time to time in the sole discretion of the Bank for an additional period up to 364 days (the “Extended Loan Term”) by written notice from Bank to Borrower unless either party terminates the Line of Credit Commitment as set forth hereunder. Upon written notice to the Bank, the Borrower may, at its option, terminate the Line of Credit Commitment. The Bank may, at its option, terminate the Line of Credit Commitment, which termination will occur on the earlier of: (x) on the then-current Maturity Date should the Bank determine it will not extend the Line of Credit Commitment beyond the Loan Term or the Extended Loan Term, as provided for in the immediately preceding sentence and without further notice or action by the Bank, or (y) upon ninety (90) days prior written notice to the Borrower for any termination other than on the then-current Maturity Date. Bank may also terminate the Line of Credit Commitment pursuant to Section 10 hereof. Upon the effective date of a termination of the Line of Credit Commitment effected by Borrower, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank’s security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid. In the event Bank elects to terminate, (i) Bank shall continue to make Advances until the effective date of the termination and (ii) Advances outstanding at the effective date of the termination shall be repaid according to an eighteen (18) month amortization schedule or a twenty-four (24) month amortization schedule provided above, provided that, notwithstanding the foregoing all outstanding Loan Indebtedness shall be due and payable in full on the 24th Payment Date following termination of the Line of Credit Commitment by the Bank. Nothing set forth in this Section 2.8 shall be deemed to limit the ability of the Bank to declare all amounts outstanding under the Note immediately due and payable upon the occurrence of an Event of Default hereunder as provided herein.

(ii) The original term of the Revolving Commitment shall terminate on the Maturity Date subject to Section 10 hereof, which may be extended from time to time in the sole discretion of the Bank for an additional period up to 364 days (the “Extended Loan Term”) by written notice from Bank to Borrower, unless either party terminates the Loan as set forth hereunder. The Bank may, at its option, terminate the Revolving Commitment, which termination will occur on the then-current Maturity Date without further notice or action by the Bank. Upon the termination of the Revolving Commitment, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank’s security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid

(iii) The Term Loan shall terminate on the Maturity Date for the Term Loan set forth in the Term Note, which date shall be no more than four years from the Closing Date, subject to Section 10 hereof. Upon the termination of the Term Loan, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank’s security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid.

2.9.          Interest. (a) From and after the date hereof, interest shall accrue on the unpaid principal amount of the Loan Indebtedness at the Floating Rate. Interest shall be calculated daily and shall be computed on the basis of actual days elapsed over the period of a 360 day year. Interest shall be payable in arrears on each Payment Date and on the Maturity Date, whether due to acceleration or otherwise. Any principal amount outstanding pursuant to a Loan Commitment not paid when due shall bear interest at the Default Rate, which shall be payable upon demand. After the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loans shall bear interest at the Default Rate, which shall be payable upon demand.

(b) In no contingency or event whatsoever shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money advanced under this Agreement exceed the highest lawful rate permissible under Applicable Law. It is the intent hereof that Borrower will not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged to and paid by Borrower under Applicable Law. All interest (and charges deemed interest) paid or agreed to be paid to Bank shall, to the extent permitted by Applicable Law, be amortized, pro rated, allocated and spread in equal parts throughout the full term hereof until payment in full of the principal amount of the Loan Indebtedness owing hereunder (including the period of any renewal or extension hereof) so that interest on the principal amount of the Loan Indebtedness outstanding hereunder for such full period will not exceed the maximum amount permitted by Applicable Law.

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2.10.         Loan Prepayment.

(a) Voluntary Prepayment. Borrower shall have the right to prepay the Loans in whole or in part upon at least two (2) Business Days’ prior written notice to Bank. Partial prepayments of any Line of Credit Loan (other than proceeds of Asset Dispositions which shall be applied as set forth in the following Section 2.12(b)) shall be applied to reduce the current month’s Advances with any excess prepayment applied to unpaid principal payments of the Loan in inverse order of maturity.

(b) Mandatory Prepayment. (i) For the Line of Credit Loan, mandatory prepayment shall be required for Asset Dispositions. For the Revolving Loan, on any Payment Date on which the aggregate outstanding principal amount of the Revolving Loan exceeds the lesser of the Revolving Commitment or the Borrowing Base, as most recently reported to Borrower by Bank pursuant to Section 2.5(iv) hereof, Borrower shall prepay the Revolving Loans in the amount of such overadvance, as notified to Borrower by Bank.

2.11.         Audits. Borrower hereby consents and authorizes Aaron or the Bank or any agent or representative thereof to conduct periodic field audits of Borrower. Such field audits may include, without limitation, examinations of the payment receipts, tax returns, bank statements, loan statements, Lease Contracts, inventory on hand, computer-generated reports of Asset Dispositions, Rental Revenue and other financial data necessary to determine the accuracy and validity of the reports, compliance certificates, financial reports and other information forwarded to either of the Bank or Aaron by Borrower in connection with the Loan.

2.12.         Tracking of Merchandise; Asset Dispositions.

(a) All Merchandise financed by the Bank must be serialized by means of the Aaron’s Proprietary System for appropriate reconciliation of Advances and receipt of Merchandise and for purposes of tracking Asset Dispositions, if applicable. Borrower shall be obligated to furnish serial numbers for all Merchandise purchased directly to Aaron on a weekly basis (and, if available, on a daily basis) by transmittal of Borrower’s receiving report (containing Aaron’s Proprietary System numbers) directly to Aaron on the Aaron’s Proprietary System. As set forth more fully below, Aaron will maintain and track such information as agent for the Bank and the Bank shall at all times have access to such information.

(b)          If Borrower has a Line of Credit Note and an Asset Disposition occurs, Borrower shall immediately report such Asset Disposition to Aaron by means of the Aaron’s Proprietary System, such information to include the Aaron’s Proprietary System numbers, and if assigned, the serial numbers of the Merchandise subject to the Asset Disposition, the Net Book Value of such Merchandise and the proceeds received by Borrower therefrom. Aaron, on a monthly basis, shall transmit all such information to the Bank in a summary form. Based solely on such information provided by Aaron, the Bank will notify Borrower on a monthly basis, of the amount of the required prepayment (the “Asset Disposition Prepayment”) of the aggregate outstanding amount of the Line of Credit Loan due on the next Payment Date which amount shall be equal to the Net Book Value of the Asset Dispositions during the preceding month not applied to Advances made during such month as set forth above, unless otherwise agreed to by the Bank. The Borrower shall be notified by the Bank by the 15th day of each calendar month of the Asset Disposition Prepayment and payment thereof shall be due on the next succeeding Payment Date.

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2.13.         Closing Fee. On the Closing Date of each Loan, Borrower shall pay to Bank a closing fee (“Closing Fee”) in the amount of $500 per store location.

2.14.         Commitment Fees.

(a)  Borrower shall pay a commitment fee (the “Commitment Fee”) on any unused portion of the Line of Credit Commitment and the Revolving Commitment in the amount of _________________% per annum, such Commitment Fee to be paid quarterly in arrears on every third Payment Date, commencing on the third Payment Date after the Closing Date.

(b)     All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Bank.

2.15.         Delinquent Payment Fees. In the event that any payment due and payable hereunder is not received by the Bank on the Payment Date when due, the Borrower shall, upon request from the Bank, pay to the Bank a delinquent payment fee (the “Delinquent Payment Fee”) in an amount equal to the greater of (i) one percent (1%) of the amount of the late payment and (ii) $500.00.

3.	COLLATERAL AND INSURANCE.

3.1.          Granting of Security Interest in Collateral. As security for the payment and performance of all of the Loan Indebtedness, Bank shall have and Borrower hereby grants to Bank a continuing security interest in the following described property of Borrower, whether now in existence or hereafter created or acquired and wherever located (collectively, the “Collateral”): all Accounts, Merchandise, Inventory, Investment Property, Equipment, General Intangibles, Documents, Instruments, Chattel Paper (including, but not limited to, the Lease Contracts), Balances, fixtures, and Books and Records, and all products and proceeds of the foregoing (including insurance proceeds). The Loan Indebtedness shall also be secured by any other property (whether real or personal) in which Borrower may have heretofore or concurrently herewith granted, or may hereafter grant, a Lien in favor of Bank.

3.2.          Form of Lease Contracts. All Lease Contracts will be (a) in a form prescribed by Aaron for use by its franchisees and the franchisees of HomeSmart, (b) be transferable to Bank and (c) contain the following provision:

“The undersigned consents to the transfer of, or grant of a security interest in, any or all of the Lessor’s right, title and interest (residual or otherwise) in and under this Agreement to any third party. No such transfer, grant of security interest or enforcement of security interest will affect the undersigned’s lease obligations, change any duties of, or increase any burdens or risks imposed on, the parties to this Agreement. All rights and remedies of the undersigned provided under Section 2A-303 of the Uniform Commercial Code, as adopted in the applicable jurisdiction, are waived ..”

Immediately upon execution of the same, all Lease Contracts shall be hereby assigned to Bank, and, immediately upon Bank’s request, delivered to Bank together with any and all related documents, and will contain, by way of a stamp or as a part of the preprinted lease contract, the following legend directly below Borrower’s customer’s signature:

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“FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO SUNTRUST BANK AS COLLATERAL SECURITY AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.”

Borrower will not assign, sell, pledge, convey or by any other means transfer to any person other than Bank any Lease Contracts or Chattel Paper, without Bank’s prior written consent.

3.3.          Other Documents. Borrower shall execute and deliver, or shall be caused to be executed and delivered, to Bank such other instruments, agreements, assignments, notifications or other documents relating to the Collateral as Bank may from time to time request in order to evidence, perfect or continue the perfection of Bank’s Liens upon any of the Collateral.

3.4.          Insurance. Borrower shall maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower’s and such other insurance as Bank may require, including, without limitation, theft, fire, public liability, business interruption, casualty, property damage, and worker’s compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee, sole loss payee or additional insured, as appropriate. Borrower shall deliver to Bank from time to time, at Bank’s request, copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Each policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days’ prior written notice to Bank in the event of any lapse, termination or cancellation of the policy for any reason whatsoever and a clause that the interest of Bank shall not be impaired or invalidated by any act or neglect of Borrower or owner of the property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. All such insurance policies shall contain such other provisions as Bank may require in order to protect Bank’s security interests in the collateral and Bank’s right to receive payments under such policies. Borrower hereby appoints Bank as attorney-in-fact for Borrower to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Borrower thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as Bank shall have a security interest in any of the Collateral pursuant to this Agreement. If Borrower shall fail to procure such insurance or to pay any premium with respect thereto, then Bank may, at its discretion, procure such insurance or pay such premium and any costs so incurred by Bank shall constitute a part of the liabilities secured hereby. Bank may apply the proceeds of any insurance policy received by Bank to the payment of any liabilities, whether or not due, in such order of application as Bank shall determine. Borrower shall promptly furnish Bank with certificates or other evidence satisfactory to Bank indicating compliance with the foregoing insurance requirements.

3.5.          Validation and Collection of Accounts. Whether or not a Default Condition or an Event of Default has occurred, Bank shall have the right, at any time or times hereafter, in the name of Bank or any designee of Bank to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise, and Borrower shall fully cooperate with Bank in an effort to facilitate and promptly conclude any such verification process. Unless Bank shall at any time following the occurrence of an Event of Default, elect to give notice to Account Debtors to make payments on the Accounts directly to Bank, Borrower shall endeavor in the first instance to make collection of its Accounts for Bank. Borrower shall at the request of Bank notify the Account Debtors of the security interest of Bank in any Account and Bank may itself at any time so notify Account Debtors. Upon or after the occurrence of an Event of Default, Borrower shall (if and to the extent requested to do so by Bank) notify the Account Debtors to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness.

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3.6.          Maintenance of Collateral. Borrower shall maintain all Inventory and Equipment in good condition, reasonable wear and tear excepted in the case of Equipment, and shall, as and when requested by Bank, provide Bank with a list of all of the Equipment and evidence of ownership thereof. Borrower shall not permit any of the Equipment to become affixed to any real property so that such Equipment is deemed a fixture under the real estate laws of the applicable jurisdiction.

3.7.          Expenses Relating to Collateral. Borrower shall pay Bank on demand an amount equal to any and all expenses, including legal fees, incurred or paid by Bank in connection with Bank’s insuring, maintaining, protecting, storing, safeguarding, or paying Liens with respect to any of the Collateral or otherwise discharging any duty or obligation of Borrower with respect to any of the Collateral.

3.8.          Rights to Collateral. Bank shall have no duty to collect, protect or preserve the underlying value of any Collateral or any income thereon or to preserve any rights against prior parties. Bank may exercise its rights and remedies with respect to the Collateral without first resorting (and without regard) to any other security for the Loan or other sources of payment or reimbursement for the Loan Indebtedness.

4.	CONDITIONS PRECEDENT.

Borrower shall deliver and Bank shall have received the following documents, each in form and substance satisfactory to Bank, as conditions precedent of the Loans:

(a)          a validly executed copy of this Agreement;

(b)          the validly executed Notes;

(c)          a validly executed copy of a Guaranty of each partner or majority stockholder of Borrower, and to the extent not prohibited by Applicable Law, the spouse of such Person; provided, however, that if such spouse is not providing a Guaranty, a validly executed copy of the Spousal Consent;

(d)          a validly executed landlord’s waiver, in form and substance satisfactory to the Bank, for each location of Borrower where the financed Merchandise is located;

(e)          a valid Uniform Commercial Code Financing Statements suitable for filing to enable Bank to perfect the security interest granted to it under this Agreement;

(f)          evidence of Borrower’s good standing;

(g)         a validly executed officer’s certificate or such other evidence acceptable to Bank evidencing Borrower’s corporate, partnership or other necessary authorization of the Loans and incumbency;

(h)          a certificate of insurance from an insurer acceptable to Bank evidencing Borrower’s compliance with Section 3.4 hereof and naming the Bank as loss payee/additional insured as follows:

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Aaron’s Program Manager

SunTrust Bank

Program Lending

3333 Peachtree Road, N.E., 3rd Floor

Mail Code 1802

Atlanta, Georgia 30326

(j) a validly executed authorization to make the ACH transfers for payments of principal, interest and fees contemplated hereunder, including without limitation, Asset Disposition Prepayments, mandatory prepayments of the Loans pursuant to Section 2.6(b), which authorization shall be in form and substance satisfactory to the Bank; and

(k) an initial Borrowing Base Report from Aaron, if applicable.

In addition, Bank shall have satisfied itself that there are no Liens on any of the Collateral, and Bank shall be satisfied that all corporate or partnership proceedings necessary for the authorization of the Loan shall have been taken and the Bank shall have received any other documents that it deems necessary or advisable.

5.	BORROWER’S REPRESENTATIONS AND WARRANTIES.

To induce Bank to enter into this Agreement, Borrower represents and warrants as follows:

5.1.          Organization and Qualification of Borrower. Borrower is _________________ under the laws of the state shown on the first page hereof, and is qualified to do business in all jurisdictions where the character of its properties or the nature of its activities make such qualification necessary.

5.2.          Corporate or Other Authority; No Violation of Other Agreements. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of Borrower and do not and will not (i) violate any provision of Borrower’s articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which Borrower is a party or by which Borrower or any of its property is bound.

5.3.          Enforceability. This Agreement and each of the other Loan Documents create legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

5.4.          Entire Agreement. The Notes and accompanying Loan Documents executed in connection with the Loan and delivered to Bank are the only contracts evidencing the transaction described herein and constitute the entire agreement of the parties hereto with respect to the transaction.

5.5.          Genuineness of Signatures. The Notes and each accompanying Loan Document executed in connection with the Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

5.6.          Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

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5.7.          Financial Condition. Borrower’s financial statement previously delivered to Aaron, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with GAAP consistently applied, and since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower. Borrower is now and will remain Solvent.

5.8.          Taxes. All federal, state and local tax returns have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

5.9.          Compliance with Laws. Borrower has duly complied with, and its properties and business operations are in compliance in all material respects with, the provisions of all Applicable Laws, including, without limitation ERISA, the Fair Labor Standards Act and all Environmental Laws. Borrower possesses all permits, franchises, licenses, trademark rights, trade names, patents and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, authorization, order or license of, any Person is necessary in connection with the execution or performance of this Agreement or the other Loan Documents.

5.10.         No Default. No Default Condition or Event of Default exists.

5.11.         Accounts. Each Account arises out of a bona fide lease or sale and delivery of goods or rendition of services by Borrower and, unless otherwise indicated by Borrower to Bank in writing promptly after learning thereof, the facts appearing on the invoice evidencing such Account and Borrower’s books relating thereto are true and accurate and payment thereof is not subject to any known dispute, offset or claim except for discounts granted in the ordinary course of Borrower’s business that are reflected on the face of such invoice.

5.12.         Use of Proceeds. None of the proceeds of any Advances or the Term Loan by Bank have been or will be used to purchase or carry (or to satisfy or refinance any indebtedness incurred to purchase or carry) any “margin stock” (as defined in Regulation U of the Federal Reserve Board). Advances shall be made for the sole purposes of honoring requests for ACH transfers to (i) suppliers of Merchandise in payment of Approved Invoices, and (ii) other accounts specified by Borrower with respect to Advances made for working capital purposes, subject to the approval of Aaron, which requests have been entered by the Borrower in the Aaron’s Proprietary System as provided above, or upon the consent of Aaron, for the purpose of payment of state use taxes and freight charges. The proceeds of the Term Loan shall be used for acquisition financing, general working capital purposes or such other purpose approved by Aaron.

Each submission of an Approved Invoice made by Borrower pursuant to this Agreement or any other Loan Document shall constitute an automatic representation and warranty by Borrower to Bank that there does not then exist any Default Condition or Event of Default and a reaffirmation as of the date of said request that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects. All representations and warranties contained in this Agreement or in any of the other Loan Documents shall survive the execution, delivery and acceptance hereof by Bank and the closing of the transactions described herein.

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6.	FINANCIAL COVENANTS.

Borrower shall comply with the following financial covenant[s]:

[(i)          Rental Revenue to Debt Service. Commencing on the first day of the calendar quarter in which the 25th month following the Opening Date of the first store location of the Borrower occurs and measured as of the last day of the calendar quarter in which such 25th month occurs and on the last day of each calendar quarter thereafter, the ratio of the Borrower’s Rental Revenue to Debt Service for such quarter shall not be less than 2.2:1.0;]2

(ii)         Debt to Rental Revenue. [Commencing on the first day of the calendar quarter in which the first day of the 19th month following the Opening Date of the first store location of Borrower occurs and measured as of the last day of the calendar quarter in which such 19th month occurs and on the last day of each calendar quarter thereafter,][On the last day of each calendar quarter] the ratio of Borrower’s Debt to Borrower’s Rental Revenue, shall not exceed [__]:1.0.3

To the extent any of the financial covenants set forth above in this Section 6 are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores’ aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

7.	BORROWER’S AFFIRMATIVE COVENANTS.

During the term of this Agreement, and thereafter for so long as there is any outstanding Loan Indebtedness to Bank, Borrower covenants that, unless otherwise consented to by Bank in writing, it shall:

7.1.          Financial Reports. Deliver to Aaron or cause to be delivered to Aaron:

(i) on or before the last Business Day of each month, an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of the Borrower as of the end of the prior month and on a year to date basis, on a consolidated and per store basis; prepared in accordance with GAAP in the format recommended by Aaron;

(ii) on or before the last Business Day of each month after the end of each calendar quarter (a) an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a quarterly basis, on a consolidated and per store basis, prepared in accordance with GAAP in the format recommended by Aaron, and (b) a compliance certificate as described below in Section 7.2;

(iii) within 90 days after the end of each fiscal year a balance sheet and income statement of Borrower as of the end of such year, compiled by such firm of independent public accountants as may be designated by Borrower and be satisfactory to Bank as prepared in accordance with GAAP and, to the extent delivered to Aaron, audited financial statements for such period;

2 Note: This covenant will not apply in the case of any Borrowers who have Revolving Loans or Term Loans as, in such case, the Borrowing Base in the applicable Loan Agreement will apply in lieu of this covenant.

3 Note: This covenant will apply and be tested on last day of each calendar quarter and not be tied to any Opening Date of store locations in the case of any Loan Agreement providing for Loans to be made available to a Borrower consisting solely of Revolving Loans. Covenant levels for this covenant will be established by Sponsor for each Borrower as per the Servicing Agreement.

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(iv) within 120 days after the end of each fiscal year, an annual personal financial statement of each Guarantor; and

(v) with reasonable promptness, all reports by Borrower to its shareholders and such other information as Aaron or the Bank may reasonably request from time to time.

7.2.          Compliance Certificate. Prepare and deliver to Aaron, to the extent that Borrower has a Line of Credit Loan, in conjunction with the quarterly financial reports required to be delivered pursuant to Section 7.1(iii) above, a quarterly Compliance Certificate (the form of which is attached hereto as Exhibit B) including the Quarterly Covenant Compliance Report attached hereto as Exhibit C) presenting the calculation of the financial covenants set forth above in Section 6, noting any negative variances with the covenants and explaining any such variances.

Borrower acknowledges that Aaron will review each Compliance Certificate and may revise the calculations set forth on such Compliance Certificate to be consistent with the information shown on quarterly detailed Inventory reconciliation reports and detailed revenue reports prepared by Aaron each quarter showing the amount of Inventory at each of Borrower’s stores as of the end of such quarter and the amount of monthly and quarterly revenue at each of Borrower’s stores. Borrower acknowledges that Aaron will forward copies of each Compliance Certificate, with revised calculations as appropriate, to Bank and agrees that Bank shall be entitled to rely each such Compliance Certificate, as revised by Aaron, for purposes of determining whether the covenants set forth in Section 6 above have been met.

7.3.          Books and Records. Maintain its Books and Records and accounts in accordance with GAAP and permit any Person designated by Bank or Aaron to visit Borrower’s premises, inspect any of the Collateral or any of the Books and Records, and to make copies thereof and take extracts therefrom, and to discuss Borrower’s financial affairs with Borrower’s financial officers and accountants.

7.4.          Taxes. Promptly file all tax returns and pay and discharge all taxes, assessments, withholdings and other governmental charges imposed upon it, its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto.

7.5.          Notices to Bank. Promptly notify Bank in writing of (i) the occurrence of any Default Condition or Event of Default; (ii) any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower; (iii) the release or discharge of any Hazardous Substance on any property owned by Borrower; and (iii) any asserted violation by Borrower of or demand for compliance by Borrower with any Applicable Law.

7.6.          Compliance with Applicable Laws. Comply in all material respects with all Applicable Laws, including, without limitation, ERISA, the Fair Labor Standards Act and all Environmental Laws.

7.7.          Corporate Existence. Maintain its separate corporate existence and all rights, privileges and franchises in connection therewith, and maintain its qualification and good standing in all jurisdictions where the failure to do so could have a material adverse effect upon its financial condition or ability to collect the Accounts.

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8.	NEGATIVE COVENANTS.

During the term of this Agreement, and thereafter for so long as there are is Loan Indebtedness outstanding, Borrower covenants that unless Bank has first consented thereto in writing, it will not:

8.1.          Merger; Disposal or Moving of Collateral. Merge or consolidate with or acquire any substantial portion of the assets or stock of any Person; sell, lease, transfer or otherwise dispose of all or any portion of its properties (including any of the Collateral), except sales or leases of Inventory in the ordinary course of business; or, without having given Bank at least 60 days prior written notice and having executed such instruments and agreements as Bank shall require, change its name, the location of any Collateral or the location of its chief executive office, principal place of business or the office at which it maintains its Books and Records. Notwithstanding the foregoing, to the extent that Borrower is calculating its compliance with the financial covenants set forth in Section 6 hereof on a consolidated basis, Borrower may move Inventory from one location included in such calculation to another of Borrower’s Aaron’s locations without complying with the notice provisions hereof, as long as such Inventory is properly transferred in the Aaron’s Proprietary System.

8.2.          Liens. Grant or suffer to exist any Lien upon any of the Collateral.

8.3.          Guarantees. Guarantee, assume, endorse or otherwise become contingently liable for any obligation or indebtedness of any Person, either directly or indirectly, exceeding $25,000 not existing as of this date, except by endorsement of items of payment for deposit or collection.

8.4.          Loans. Make loans or advances of money to or investments in any Person, or (except in the ordinary course of business and on fair and reasonable terms) engage in any transaction with a subsidiary or affiliate.

8.5.          Stock of Borrower. Repurchase, or pay or declare any dividend on, any of its capital stock; provided, however, that if no Default Condition or Event of Default exists and Borrower remains in compliance with the financial covenants set forth in Section 6 above after giving effect thereto, it may pay dividends and make such repurchases.

9.	EVENTS OF DEFAULT.

9.1.          List of Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an “Event of Default”:

(a) Borrower shall fail to pay any of the Loan Indebtedness (including any overadvance) or to pay for any Asset Disposition within ten (10) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise);

(b) any warranty, representation, or other statement by Borrower herein or in any instrument, certificate or financial statement furnished in compliance herewith proves to have been false or misleading in any material respect when made;

(c) Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement, any of the other Loan Documents or any other agreement now or hereafter entered into with Bank; Borrower shall fail to abide by the financial covenants set forth in Section 6 hereof, provided that Aaron may waive any financial covenant.

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(d) Borrower or any Guarantor shall fail to pay when due any amount owed to any creditor (other than Bank) or any Guarantor shall fail to pay or perform any liability or obligation in accordance with the terms of any agreement with Bank;

(e) Borrower, Aaron or any Guarantor shall cease to be Solvent, shall die or become incompetent, shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, shall make an assignment for the benefit of creditors, or shall make an offer of settlement or composition to their respective unsecured creditors generally;

(f) any petition for an order for relief shall be filed by or against Borrower or any Guarantor or Aaron under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than 30 days);

(g) any judgment, writ of attachment or similar process is entered or filed against Borrower or any Guarantor or any of Borrower’s or any Guarantor’s property and such judgment, writ of attachment or process is not dismissed, satisfied or vacated within ten (10) days thereafter or results in the creation or imposition of any Lien upon any Collateral;

(h) Any Guarantor shall revoke or attempt to revoke the guaranty signed by such Guarantor or shall repudiate such Guarantor’s liability thereunder or Aaron shall default in its obligations to Bank with respect to the Loan Indebtedness or repudiate its liability therefor;

(i) any Person, or group of Persons (whether or not related), shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of Borrower, other than any Person, or group of Persons, that has such majority ownership on the date of execution of this Agreement;

(j) Borrower shall lose its franchise, license or right to lease or to sell the Inventory or Borrower’s Franchise Agreement is terminated or revoked for any reason;

(k) Borrower shall fail to enter properly any acquisition of Inventory or Equipment or any Asset Disposition on the Aaron’s Proprietary System; or

(l) Borrower shall use its DDA Account for any use other than as explicitly authorized pursuant to this Agreement.

9.2.          Cure Period. Borrower shall have a five (5) calendar day period after the Bank gives it notice of the occurrence of an Event of Default (other than an Event of Default pursuant to Section 9.1(f)) above, during which it may cure such Event of Default. An Event of Default arising under Section 9.1(a) above shall only be cured by the Bank’s receipt of payment in immediately available funds by wire transfer, money order or cashier’s check.

9.3.          Advances. In no event shall the Bank have any obligation to make any Loan hereunder or an Advance pursuant to a Line of Credit Commitment or Revolving Commitment hereunder if there exists a Default Condition or an Event of Default.

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10.	REMEDIES.

All of the Loan Indebtedness shall become immediately due and payable and the Line of Credit Commitment and Revolving Commitment shall be deemed immediately terminated (without notice to or demand upon Borrower) upon the occurrence of an Event of Default under Section 9.1(f) of this Agreement; and upon and after the occurrence of any other Event of Default, subject to the cure period set forth in Section 9.2 hereof, Bank shall have the right to terminate immediately the Line of Credit Commitment and Revolving Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, immediately due and payable upon receipt by Borrower of written notice and demand. From and after the date on which the Loan Indebtedness becomes automatically due and payable or is declared by Bank to be due and payable as aforesaid, Bank shall have and may exercise from time to time any and all rights and remedies afforded to a secured party under the Code or any other Applicable Law. If the Loan Indebtedness is collected by or through an attorney at law, Bank shall be entitled to collect reasonable attorneys’ fees and court costs from Borrower. In addition to, and without limiting the generality of the foregoing, Bank shall have the following rights and remedies which it may exercise at any time or times (all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently):

(a)          The right to notify any Account Debtor to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness and to collect all amounts owing from any such Account Debtor;

(b)          The right to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Bank deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Bank may have a security interest. Any requirement of reasonable notice shall be met if such notice is sent to Borrower in accordance with Section 12 hereof at least seven (7) days before the date of sale or other disposition of the Collateral. Bank may bid and be the purchaser at any such sale if permitted by Applicable Law;

(c)          The right to require Borrower, at Borrower’s expense, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties (and, for purposes hereof, Borrower stipulates that Bank shall be entitled to the remedy of specific performance). Alternatively, Bank may peaceably by its own means or with judicial assistance enter Borrower’s premises and take possession of the Collateral or dispose of the Collateral on Borrower’s premises without interference by Borrower;

(d)          The right to incur attorneys’ fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other Lien which in the opinion of Bank may in any manner or to any extent encumber any of the Collateral, all of which fees, payments and expenses shall become part of Bank’s expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Loan Indebtedness;

(e)          The right, in Bank’s sole discretion, to perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or Bank’s interest therein, and Borrower agrees forthwith to reimburse Bank for all expenses incurred in connection with the foregoing, together with interest thereon at the Default Rate from the date incurred until the date of reimbursement;

(f)          The right at any time or times, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand) held by Bank for Borrower’s account against any of the Loan Indebtedness, irrespective of whether or not Bank has made any demand under the this Agreement;

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(g)          The right to apply the proceeds realized from any collection, sale, lease or other disposition of the Collateral first to the costs, expenses and attorneys’ fees incurred by Bank for collection and for acquisition, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon the principal amount of the Loan Indebtedness; and thirdly, to the principal amount of the Loan Indebtedness. If any deficiency shall arise, Borrower and Guarantors shall remain bound and liable to Bank therefor;

(h)          The right to act as Borrower’s attorney-in-fact (and Borrower hereby irrevocably appoints Bank as Borrower’s agent and attorney-in- fact), in Borrower’s or Bank’s name, but at Borrower’s cost and expense, to receive, open and dispose of all mail addressed to Borrower pertaining to any of the Collateral, to notify postal authorities to change the address and delivery of mail to Borrower to such address as Bank may designate, to sign Borrower’s name on any bill of lading constituting or relating to any Collateral, to send verifications with respect to the Collateral, to execute in Borrower’s name any affidavits or notices with regard to any and all Lien rights and to do all other acts and things necessary to carry out the terms of this Agreement or to discharge any obligation of Borrower hereunder, this power, being coupled with an interest, is to be irrevocable so long as any Loan Indebtedness is outstanding.

11.	WAIVERS.

Borrower waives notice of Bank’s acceptance hereof. Borrower hereby waives any requirement on the part of Bank to post any bond or other security as a condition to Bank’s right to obtain an immediate writ of possession with respect to any Collateral. Bank shall not be deemed to have waived any of its rights upon or remedies hereunder or any Event of Default unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

12.	NOTICES.

(a) Written Notices.

All notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

If to Borrower:	__________________
Attn: _______________
____________________
_____________________, ____________________
____________________
Telecopier No.: _____________________

If to Bank:	SunTrust Bank
Program Lending
Attn: Aaron’s Program Manager
3333 Peachtree Road, N.E., 3rd Floor
Mail Code 1802
Atlanta, Georgia 30326
Telecopier No.: (404) 439-7489

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Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; provided, that notices delivered to the Bank shall not be effective until actually received by such Person at its address specified in this Section 12.

Any agreement of the Bank herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Bank shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other obligations and hereunder shall not be affected in any way or to any extent by any failure of the Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by the Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in any such telephonic or facsimile notice.

(b)          Electronic Communications.

Notices and other communications to the Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Bank, provided that the foregoing shall not apply to notices to any Bank pursuant to Section 2 unless Bank has agreed to receive notices under such Section by electronic communication and have agreed to the procedures governing such communications. Bank or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless Bank otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

13.	INDEMNIFICATION.

Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Bank as the result of Borrower’s failure to observe, perform or discharge Borrower’s duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Bank by any Person under any environmental laws. If any taxes, fees or other charges shall be payable by Borrower or Bank on account of the execution, delivery or recording of any of the Loan Documents or any loans outstanding hereunder, Borrower will pay (or reimburse Bank’s payment of) all such taxes, fees or other charges, including any applicable interests and penalties, and will indemnify and hold Bank harmless from and against liability in connection therewith. The indemnity obligations of Borrower under this Section shall survive the payment in full of the Loan Indebtedness.

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14.	ENTIRE AGREEMENT; AMENDMENT.

This Agreement and the other Loan Documents embody the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified or amended except by an agreement in writing signed by Borrower and Bank.

15.	SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but Borrower shall not assign this Agreement or any right or benefit hereunder to any Person. The Bank may assign its rights and obligations hereunder at any time and to any Person, including without limitation, to Aaron.

16.	ARBITRATION.

ANY CONTROVERSY ARISING WITH RESPECT TO THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN THE CITY AGREED UPON BY BORROWER AND BANK. IF BORROWER AND BANK FAIL TO SO AGREE, THEN SUCH ARBITRATION SHALL TAKE PLACE IN ATLANTA, GEORGIA. ARBITRATION SHALL BE IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS SECTION. THE DISPUTE SHALL BE DETERMINED BY AN ARBITRATOR ACCEPTABLE TO BOTH PARTIES WHO SHALL BE SELECTED WITHIN SEVEN (7) DAYS OF FILING OF NOTICE OF INTENTION TO ARBITRATE. OTHERWISE, THE DISPUTE SHALL BE DETERMINED BY A PANEL OF THREE ARBITRATORS SELECTED AS FOLLOWS: WITHIN SEVEN (7) DAYS OF FILING NOTICE OF INTENTION TO ARBITRATE, EACH PARTY WILL APPOINT ONE ARBITRATOR, WHO SHALL BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAS BEEN ASSOCIATED IN THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY SUCH PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS). THESE TWO ARBITRATORS WILL THEN NAME A THIRD ARBITRATOR, WHO SHALL ALSO BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAD BEEN ASSOCIATED FOR THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY EITHER PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS) AND WHO SHALL PRESIDE OVER THE PANEL. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR, OR IF THE TWO ARBITRATORS DO NOT NAME A THIRD ARBITRATOR WITHIN SEVEN (7) DAYS, EITHER PARTY MAY REQUEST THE AMERICAN ARBITRATION ASSOCIATION TO APPOINT THE NECESSARY ARBITRATOR(S) PURSUANT TO THE COMMERCIAL ARBITRATION RULES. ARBITRATORS SHALL BE COMPENSATED FOR THEIR SERVICES BY THE NON-PREVAILING PARTY AT THE STANDARD HOURLY RATE CHARGED BY SUCH ARBITRATORS IN THEIR PRIVATE PROFESSIONAL ACTIVITIES. ALL TESTIMONY SHALL BE TRANSCRIBED BY A PUBLIC STENOGRAPHER OR COURT REPORTER. THE AWARD OF THE PANEL SHALL BE ACCOMPANIED BY FINDINGS OF FACT AND A STATEMENT OF REASONS FOR THE DECISION. ALL PARTIES AGREE TO BE BOUND BY THE RESULTS OF SUCH ARBITRATIONS; JUDGMENT UPON THE AWARD SO RENDERED MAY BE ENTERED AND ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. TO THE EXTENT REASONABLY PRACTICABLE, BOTH PARTIES AGREE TO CONTINUE PERFORMING THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT WHILE THE DISPUTE IS BEING RESOLVED.

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17.	MISCELLANEOUS. Time is of the essence of this Agreement. Bank reserves the right to participate, sell or assign the Loans made hereunder and provide any participant or assignee all information in Bank’s possession regarding Borrower, its business and the Collateral. Borrower shall reimburse Bank for Bank’s out-of-pocket expenses and for the fees and expenses and disbursements of Bank’s counsel in connection with the negotiation, documentation and closing of the transactions contemplated hereby, and Borrower will pay all expenses incurred by Borrower in connection with the transactions. The Section headings are for convenience only and shall not limit or otherwise affect any of the terms hereof. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE LAWS OF CONFLICTS THEREOF) AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

18.	RELATIONS WITH AARON.

Borrower recognizes and acknowledges that the Bank has made the Loans available to Borrower hereunder at the behest of and as an accommodation to Aaron. Accordingly, Borrower agrees that from time to time the Bank may release to Aaron such information about Borrower and the Loans as Aaron may request, and the Bank may condition its agreement to any waiver, modification or amendment on the prior written consent of Aaron. Borrower further agrees that upon the occurrence of an Event of Default hereunder, the Bank may notify Aaron of such Event of Default prior to notifying Borrower thereof, and the Bank shall not be liable to Borrower for failure to give simultaneous notice to Borrower. Borrower further agrees that the Bank shall not be liable to Borrower as a result of any information or document obtained by Bank regarding Borrower which is shared by Bank with Aaron.

WITNESS the hand and seal of the parties hereto on the date first above written.

Accepted in Atlanta, Georgia:

BORROWER:

_________________
_________________
_________________

BANK:

SUNTRUST BANK:

By:

Name:

Title:

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EXHIBIT A-1

FORM OF

LINE OF CREDIT NOTE

Closing Date: [Closing Date]	$_________________

Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned, _________________ (the “Borrower”), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the “Bank”), at Bank’s principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on _________________________, (the "Maturity Date", as such date may be extended from time to time in the sole discretion of Bank for up to an additional 364-day period by written notice from Bank to Borrower unless either party terminates the Loan as set forth in Section 2.8 of the Loan and Security Agreement) the lesser of (x) the principal sum of the Line of Credit Commitment: _________________ ($_________________), or (y) so much principal thereof as shall have been from time to time disbursed hereunder in accordance with that certain Loan and Security Agreement, dated as of [___________], by and between the Borrower and Bank (as amended, restated, modified or supplemented from time to time, the “Agreement”) and not theretofore repaid, as shown on the records of the Bank.

In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder at a floating rate of interest equal to the Prime Rate plus an additional _________________________, from time to time, from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is __________% per annum, thus producing an initial interest rate under the Agreement on such date of ___________ %per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____________% per annum. Any principal amount due under this Line of Credit Note (the “Note”) that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

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Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys’ fees if collected by or through an attorney-at-law.

Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Loan Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

Executed under hand and seal of the Borrower as of the day and year first above written.

_________________

_________________

_________________

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EXHIBIT A-2

FORM OF

REVOLVING NOTE

Closing Date: [Closing Date]	$_________________

Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned, _________________ (the “Borrower”), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the “Bank”), at Bank’s principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on _________________________, (the "Maturity Date", as such date may be extended from time to time in the sole discretion of Bank for up to an additional 364 day period by written notice from Bank to Borrower unless either party terminates the Loan as set forth in Section 2.8 of the Loan and Security Agreement), the lesser of (i) principal sum of the Revolving Commitment: _________________ ($_________________), or (ii) so much thereof as shall have been from time to time disbursed hereunder in accordance with certain Loan and Security Agreement, dated as of [___________], by and between the Borrower and Bank (as amended, restated, modified or supplemented from time to time, the “Agreement”) and not theretofore repaid, as shown on the records of the Bank.

In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder at a floating rate of interest equal to the Prime Rate plus an additional _________________________, from time to time, from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is __________% per annum, thus producing an initial interest rate under the Agreement on such date of ___________% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____________% per annum. Any principal amount due under this Revolving Note (the “Note”) that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

This Note evidences loans incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

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Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank, irrespective of whether or not Bank has made any demand under the Loan Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys’ fees if collected by or through an attorney-at-law.

Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

Executed under hand and seal of the Borrower as of the day and year first above written.

_________________

_________________

_________________

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EXHIBIT A-3

FORM OF

TERM NOTE

Closing Date: [Closing Date]	$_________________

Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned, _________________ (the “Borrower”), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the “Bank”), at Bank’s principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, _____________________ ($_______________). Repayment will be in _____ consecutive equal monthly installments of principal in the amount of $_____________ based on a ________month amortization plus accrued and unpaid interest and shall be due and payable on each Payment Date, with the first installment being due and payable on ________________, and the remaining outstanding principal balance, together with all accumulated unpaid interest shall be due and payable on __________________ (the "Maturity Date").

In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder at a floating rate of interest equal to the Prime Rate plus an additional _________________________, from time to time, upon such dates as provided for in that certain Loan Agreement dated as of [____________], by and between Borrower and Bank (as amended, restated, modified or supplemented from time to time, the “Agreement”). Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is __________% per annum, thus producing an initial interest rate under the Agreement on such date of ___________% per annum and, when adjusted for a year of 365 days, an initial simple interest rate of _____________% per annum. Any principal amount due under this Term Note (the “Note”) that is not paid on the due date therefor whether on the due date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

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Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank, irrespective of whether or not Bank has made any demand under the Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys’ fees if collected by or through an attorney-at-law.

Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Loan Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

Executed under hand and seal of the Borrower as of the day and year first above written.

_________________

_________________

_________________

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EXHIBIT B

COMPLIANCE CERTIFICATE OF BORROWER

(Pursuant to Section 7.2 of Loan and Security Agreement dated __________________)

__________________ (the “Borrower”) HEREBY CERTIFIES that:

This Compliance Certificate is furnished pursuant to the Loan and Security Agreement (the “Agreement”) dated __________________ by and between the Borrower and SUNTRUST BANK (the “Bank”). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in this Agreement.

1.          The figures and information for determining compliance by the Borrower with the financial covenants set forth in the Quarterly Covenant Compliance Report attached hereto have been prepared based upon the financial reports accompanied hereby and both the Quarterly Covenant Compliance Report and such financial reports are true and complete as of the date hereof.

2.          The activities of the Borrower during the preceding quarter have been reviewed by the president or other authorized officer or the employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the president or other authorized officer, and as of the date of this Certificate, the Borrower has performed and observed each and every covenant contained in the Agreement to be performed by it, and no Event of Default or Default Condition exists, except for the following:

Please describe or indicate “None” if none exist:

3.          The Borrower has properly and accurately reported all Asset Dispositions pursuant to Section 2.12 of the Agreement.

WITNESS my hand this _______ day of ______________________, _______.

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EXHIBIT C

QUARTERLY COVENANT COMPLIANCE REPORT

(Section 6 - Financial Covenants)

Test Borrower

For Quarter Ending:

With respect to the financial covenants set forth below which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. [Debt Service and] Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores’ aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.

I.	Rental Revenue to Debt Service[9]

A.	Enter amount of quarterly Rental Revenue.	$___________________

B.	Enter amount of quarterly Rental Revenue
attributable to store locations
	open less than 25 months.	$___________________

C.	Subtract B from A.	$___________________

D.	Enter amount of quarter’s Debt Service.	$______

E.	Enter amount of quarter’s Debt Service
attributable to store locations open less
	than 25 months.	$___________________

F.	Subtract E from D.	$___________________

	Ratio of C:F.	___________________

	STANDARD — Ratio not less than —	2.2: 1.0

Compliance? ☐Yes ☐No

II.	Debt to Rental Revenue

A.	Enter amount of Debt.	$_________________

4 Note: This covenant will not apply in the case of any Borrowers who have Revolving Loans or Term Loans as, in such case, the Borrowing Base in the applicable Loan Agreement will apply in lieu of this covenant.

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B.	[Enter amount of Debt attributable
to store locations open less
	than 19 months.	$__________________]

C.	[Subtract B from A.	$__________________]

D.	Enter Amount of last quarter’s
	Rental Revenue.	$__________________

E.	[Enter amount of last quarter’s Rental
Income attributable to store locations
	open less than 19 months.	$__________________]

F.	[Subtract E from D.	$__________________][10]

	Ratio of C : F.	__________________

	STANDARD	[__] : 1.0

Compliance? ☐Yes ☐No

Note: All terms are those used in generally accepted accounting practices unless specifically defined in the Agreement.

5Note: Note: This covenant will apply and be tested on last day of each calendar quarter and not be tied to any Opening Date of store locations in the case of any Loan Agreement providing for Loans made available to a Borrower consisting solely of Revolving Loans.

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